EXECUTION

STRUCTURED ASSET SECURITIES CORPORATION,

as Depositor,

AURORA LOAN SERVICES LLC,

as Master Servicer,

and

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

___________________________

TRUST AGREEMENT

Dated as of November 1, 2005

___________________________

LEHMAN MORTGAGE TRUST

MORTGAGE PASS-THROUGH CERTIFICATES

SERIES 2005-2

TABLE OF CONTENTS

Page

ARTICLE I
DEFINITIONS

Section 1.01. Definitions.

15

Section 1.02. Calculations Respecting Mortgage Loans.

57

ARTICLE II
DECLARATION OF TRUST; ISSUANCE OF CERTIFICATES

Section 2.01. Creation and Declaration of Trust Fund; Conveyance of Mortgage

Loans.

57

Section 2.02. Acceptance of Trust Fund by Trustee: Review of Documentation for

Trust Fund.

61

Section 2.03. Representations and Warranties of the Depositor.

63

Section 2.04. Discovery of Breach.

64

Section 2.05. Repurchase, Purchase or Substitution of Mortgage Loans.

65

Section 2.06. Grant Clause.

66

ARTICLE III
THE CERTIFICATES

Section 3.01. The Certificates.

67

Section 3.02. Registration.

69

Section 3.03. Transfer and Exchange of Certificates.

69

Section 3.04. Cancellation of Certificates.

75

Section 3.05. Replacement of Certificates.

75

Section 3.06. Persons Deemed Owners.

75

Section 3.07. Temporary Certificates.

75

Section 3.08. Appointment of Paying Agent.

76

Section 3.09. Book-Entry Certificates.

76

ARTICLE IV
ADMINISTRATION OF THE TRUST FUND

Section 4.01. Collection Account.

78

Section 4.02. Application of Funds in the Collection Account.

79

Section 4.03. Reports to Certificateholders.

82

Section 4.04. Certificate Account.

85

ARTICLE V
DISTRIBUTIONS TO HOLDERS OF CERTIFICATES

Section 5.01. Distributions Generally.

86

Section 5.02. Distributions from the Certificate Account.

86

Section 5.03. Allocation of Realized Losses.

92

Section 5.04. Advances by the Master Servicer and the Trustee.

97

Section 5.05. Compensating Interest Payments.

98

Section 5.06. Supplemental Interest Trust.

98

Section 5.07. The Reserve Funds.

98

ARTICLE VI
CONCERNING THE TRUSTEE; EVENTS OF DEFAULT

Section 6.01. Duties of Trustee.

100

Section 6.02. Certain Matters Affecting the Trustee.

102

Section 6.03. Trustee Not Liable for Certificates.

103

Section 6.04. Trustee May Own Certificates.

104

Section 6.05. Eligibility Requirements for Trustee.

104

Section 6.06. Resignation and Removal of Trustee.

104

Section 6.07. Successor Trustee.

105

Section 6.08. Merger or Consolidation of Trustee.

106

Section 6.09. Appointment of Co-Trustee, Separate Trustee or Custodian.

106

Section 6.10. Authenticating Agents.

107

Section 6.11. Indemnification of Trustee.

108

Section 6.12. Compensation of the Trustee.

109

Section 6.13. Collection of Monies.

109

Section 6.14. Events of Default; Trustee To Act; Appointment of Successor.

109

Section 6.15. Additional Remedies of Trustee Upon Event of Default.

113

Section 6.16. Waiver of Defaults.

114

Section 6.17. Notification to Holders.

114

Section 6.18. Directions by Certificateholders and Duties of Trustee During Event

of Default.

114

Section 6.19. Action Upon Certain Failures of the Master Servicer and Upon

Event of Default.

115

Section 6.20. Preparation of Tax Returns and Other Reports.

115

Section 6.21

Reporting Requirements of the Commission.

117

ARTICLE VII
PURCHASE AND TERMINATION OF THE TRUST FUND

Section 7.01. Termination of Trust Fund Upon Repurchase or Liquidation of All

Mortgage Loans; Purchase of Lower Tier REMIC 1 Uncertificated

 Regular Interests.

117

Section 7.02. Procedure Upon Termination of Trust Fund or Purchase of Lower

Tier REMIC 1 Uncertificated Regular Interests.

118

Section 7.03. Additional Requirements for any Trust Fund Termination Events or

Purchase of the Lower Tier REMIC 1 Uncertificated Regular

Interests.

120

ARTICLE VIII
RIGHTS OF CERTIFICATEHOLDERS

Section 8.01. Limitation on Rights of Holders.

121

Section 8.02. Access to List of Holders.

122

Section 8.03. Acts of Holders of Certificates.

122

ARTICLE IX
ADMINISTRATION AND SERVICING OF MORTGAGE LOANS BY THE MASTER SERVICER

Section 9.01. Duties of the Master Servicer.

123

Section 9.02. Master Servicer Fidelity Bond and Master Servicer Errors and

Omissions Insurance Policy.

124

Section 9.03. Master Servicer’s Financial Statements and Related Information.

124

Section 9.04. Power to Act; Procedures.

125

Section 9.05. Servicing Agreements Between the Master Servicer and Servicers;

Enforcement of Servicers’ Obligations.

127

Section 9.06. Collection of Taxes, Assessments and Similar Items.

128

Section 9.07. Termination of Servicing Agreements; Successor Servicers.

128

Section 9.08. Master Servicer Liable for Enforcement.

129

Section 9.09. No Contractual Relationship Between Servicers and Trustee or

Depositor.

129

Section 9.10. Assumption of Servicing Agreement by Trustee.

129

Section 9.11. “Due–on–Sale” Clauses; Assumption Agreements.

130

Section 9.12. Release of Mortgage Files.

130

Section 9.13. Documents, Records and Funds in Possession of Master Servicer To

 Be Held for Trustee.

131

Section 9.14. Representations and Warranties of the Master Servicer.

133

Section 9.15. Closing Certificate and Opinion.

135

Section 9.16. Standard Hazard and Flood Insurance Policies.

135

Section 9.17. Presentment of Claims and Collection of Proceeds.

135

Section 9.18. Maintenance of the Primary Mortgage Insurance Policies.

136

Section 9.19. Trustee To Retain Possession of Certain Insurance Policies and

Documents.

136

Section 9.20. Realization Upon Defaulted Mortgage Loans.

137

Section 9.21. Compensation to the Master Servicer.

137

Section 9.22. REO Property.

138

Section 9.23. [Reserved]

138

Section 9.24. Reports to the Trustee.

138

Section 9.25. Annual Officer’s Certificate as to Compliance.

139

Section 9.26. Annual Independent Accountants’ Servicing Report.

140

Section 9.27. Merger or Consolidation.

140

Section 9.28. Resignation of Master Servicer.

140

Section 9.29. Assignment or Delegation of Duties by the Master Servicer.

141

Section 9.30. Limitation on Liability of the Master Servicer and Others.

141

Section 9.31. Indemnification; Third-Party Claims.

142

Section 9.32. Special Servicing of Delinquent Mortgage Loans.

142

ARTICLE X
REMIC ADMINISTRATION

Section 10.01. REMIC Administration.

143

Section 10.02. Prohibited Transactions and Activities.

145

Section 10.03. Indemnification with Respect to Certain Taxes and Loss of

REMIC Status.

145

Section 10.04. REO Property.

146

ARTICLE XI
MISCELLANEOUS PROVISIONS

Section 11.01. Binding Nature of Agreement; Assignment.

147

Section 11.02. Entire Agreement.

147

Section 11.03. Amendment.

147

Section 11.04. Voting Rights.

148

Section 11.05. Provision of Information.

149

Section 11.06. Governing Law.

149

Section 11.07. Notices.

149

Section 11.08. Severability of Provisions.

150

Section 11.09. Indulgences; No Waivers.

150

Section 11.10. Headings Not To Affect Interpretation.

150

Section 11.11. Benefits of Agreement.

150

Section 11.12. Special Notices to the Rating Agencies.

150

Section 11.13. Counterparts.

151

Section 11.14. Transfer of Servicing.

151

Section 11.15. Tax Treatment of Class P Certificates.

153

Section 11.16. Conflicts.

153

Exhibits

Exhibit A

Forms of Certificates

Exhibit B-1

Form of Initial Certification

Exhibit B-2

Form of Interim Certification

Exhibit B-3

Form of Final Certification

Exhibit B-4

Form of Endorsement

Exhibit C

Request for Release of Documents and Receipt

Exhibit D-l

Form of Residual Certificate Transfer Affidavit (Transferee)

Exhibit D-2

Form of Residual Certificate Transfer Affidavit (Transferor)

Exhibit E

List of Servicing Agreements

Exhibit F

Form of Rule 144A Transfer Certificate

Exhibit G

Form of Purchaser’s Letter for Institutional Accredited Investors

Exhibit H

Form of ERISA Transfer Affidavit

Exhibit I

Monthly Remittance Advice

Exhibit J

Monthly Electronic Data Transmission

Exhibit K

Custodial Agreements

Exhibit L

[Reserved]

Exhibit M

Class 1-A1 Cap Agreement

Exhibit N-1

Form of Transfer Certificate for Transfer from Restricted Global Security to Regulation S Global Security pursuant to Section 3.03(h)(B)

Exhibit N-2

Form of Transfer Certificate for Transfer from Regulation S Global Security to Restricted Global Security pursuant to Section 3.03(h)(C)

Exhibit O

Senior Principal Priorities

Exhibit P

PAC Principal Amount Schedule

Exhibit Q

Form Certification to be Provided to Depositor and/or Master Servicer by the Trustee

Mortgage Loan Schedules

Schedule A

All Mortgage Loans (by Mortgage Pool)

Schedule B-1

AX Mortgage Loans

Schedule B-2

PAX Mortgage Loans

This TRUST AGREEMENT, dated as of November 1, 2005 (the “Agreement”), is by and among STRUCTURED ASSET SECURITIES CORPORATION, a Delaware corporation, as depositor (the “Depositor”), AURORA LOAN SERVICES LLC, as master servicer (the “Master Servicer”), and U.S. BANK NATIONAL ASSOCIATION, as trustee (the “Trustee”).

PRELIMINARY STATEMENT

The Depositor has acquired the Mortgage Loans from Lehman Brothers Holdings Inc. (the “Seller”) and at the Closing Date is the owner of the Mortgage Loans and the other property being conveyed by it to the Trustee for inclusion in the Trust Fund.  On the Closing Date, the Depositor will acquire the Certificates from the Trust Fund, as consideration for its transfer to the Trust Fund of the Mortgage Loans and the other property constituting the Trust Fund.  The Depositor has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Trustee of the Mortgage Loans and the other property constituting the Trust Fund.  All covenants and agreements made by the Depositor, the Master Servicer and the Trustee herein with respect to the Mortgage Loans and the other property constituting the Trust Fund are for the benefit of the Holders from time to time of the Certificates.  The Depositor and the Master Servicer are entering into this Agreement, and the Trustee is accepting the Trust Fund created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

As provided herein, the Trustee shall elect that the Trust Fund (exclusive of amounts payable in respect of the Class P Certificates, the Basis Risk Reserve Fund and the Supplemental Interest Trust (collectively, the “Excluded Trust Assets”) be treated for federal income tax purposes as comprising three real estate mortgage investment conduits (each a “REMIC” or, in the alternative, REMIC I, REMIC II and REMIC III (the “Upper Tier REMIC”), respectively).  Each Certificate, other than the Class P, Class X, Class LT-R or Class R Certificate and, in the case of the Class 1-A1, Class 2-A1 and Class 3-A1 Certificates, exclusive of the right to receive amounts from the Basis Risk Reserve Fund, represents ownership of one or more regular interests in REMIC III for purposes of the REMIC Provisions.  The Class P Certificates represent interests in the Trust Fund but are not interests in any REMIC created hereunder.

The Class X Certificates represent beneficial ownership of the Basis Risk Reserve Fund and Supplemental Interest Trust as described in note 15 of the table below for the Upper Tier REMIC, but do not represent an interest in any REMIC created hereunder.  In addition, the Class 1-A1, Class 2-A1 and Class 3-A1 Certificates represent the right to receive payments in respect of any Basis Risk Shortfalls and Unpaid Basis Risk Shortfalls from the Basis Risk Reserve Fund pursuant to Section 5.07.  The Class LT-R Certificate represents ownership of the sole class of residual interest in REMIC I for purposes of the REMIC Provisions.  The Class R Certificate represents ownership of the sole class of residual interest in REMIC II and the Upper Tier REMIC for purposes of the REMIC Provisions.

The Upper Tier REMIC shall hold as its assets the several Classes of uncertificated Lower Tier Interests in REMIC II, other than the Class R-2 Interest, and each such Lower Tier Interest is hereby designated as a regular interest in REMIC II for purposes of the REMIC Provisions.  REMIC II shall hold as its assets the several Classes of uncertificated Lower Tier Interests in REMIC I, and each such Lower Tier Interest is hereby designated as a regular interest in REMIC I.  REMIC I shall hold as its assets the property of the Trust Fund other than the Lower Tier Interests in REMIC I, REMIC II and the Excluded Trust Assets.

The startup day for each REMIC created hereby for purposes of the REMIC Provisions is the Closing Date.  In addition, for purposes of the REMIC Provisions, the latest possible maturity date for each regular interest in each REMIC created hereby is the Latest Possible Maturity Date.

REMIC I:

REMIC I shall issue one uncertificated interest in respect of each Mortgage Loan held by the Trust on the Closing Date, each of which is hereby designated as a regular interest in REMIC I (the “REMIC I Regular Interests”).  Each REMIC I Regular Interest shall have an initial principal balance equal to the Scheduled Principal Balance of the Mortgage Loan to which it relates and shall bear interest at a per annum rate equal to the Net Mortgage Rate of such Mortgage Loan.  In the event a Qualified Substitute Mortgage Loan is substituted for such Mortgage Loan (the “Original Mortgage Loan”), no amount of interest payable on such Qualified Substitute Mortgage Loan shall be distributed on such REMIC I Regular Interest at a rate in excess of the Net Mortgage Rate of the Original Mortgage Loan.

On each Distribution Date the Trustee shall distribute the interest portion of the Available Distribution Amount (net of expenses described in the preceding paragraph) with respect to each of the Lower Tier Interests in REMIC I based on the above-described interest rates.

On each Distribution Date, the Trustee shall distribute the principal portion of the Available Distribution Amount among the Lower Tier Interests in REMIC I in accordance with the amount of the principal attributable to the Mortgage Loan corresponding to each such Lower Tier Interests in REMIC I.  All losses on the Mortgage Loans shall be allocated among the Lower Tier Interests in REMIC I in the same manner that principal distributions are allocated.

On each Distribution Date, the Trustee shall distribute the Prepayment Penalty Amounts collected during the preceding Prepayment Period, in the case of Principal Prepayments in full, or during the related Due Period, in the case of Principal Prepayments in part, to the Lower Tier Interest in REMIC I corresponding to the Mortgage Loan with respect to which such amounts were received.

On each Distribution Date, the Trustee shall first pay or charge as an expense of REMIC I all expenses of the Trust Fund for such Distribution Date.

REMIC II

REMIC II shall hold as assets the REMIC I Regular Interests.  REMIC II shall issue the several classes of uncertificated REMIC II Interests set out below.  Each such REMIC II Interest, other than the Class R-2 Interest, is hereby designated as a regular interest in REMIC II.  The following table specifies the Class designation, interest rate, and principal amount for each Class of REMIC II Interests:

REMIC II Class Designation	Interest Rate	Initial Class Principal Amount	Corresponding Class of Certificates
LTII-1-A1	5.75%	$ 210,000,000.00	Class 1-A1, 1-A2
LTII-1-A3	5.75%	$ 4,077,000.00	Class 1-A3
LTII-1-A4	5.75%	$ 27,665,000.00	Class 1-A4
LTII-2-A1	5.50%	$ 127,885,000.00	Class 2-A1, 2-A2
LTII-2-A3	5.50%	$ 113,407,000.00	Class 2-A3
LTII-2-A4	5.50%	$ 18,161,000.00	Class 2-A4
LTII-2-A5	5.50%	$ 19,083,000.00	Class 2-A5
LTII-2-A6	5.50%	$ 9,745,000.00	Class 2-A6
LTII-3-A1	5.50%	$ 85,000,000.00	Class 3-A1, 3-A2
LTII-3-A3	5.50%	$ 94,350,000.00	Class 3-A3
LTII-3-A4	5.50%	$ 14,903,000.00	Class 3-A4
LTII-3-A5	5.50%	$ 21,520,000.00	Class 3-A5
LTII-3-A6	5.50%	$ 2,137,000.00	Class 3-A6
LTII-3-A7	5.50%	$ 18,656,000.00	Class 3-A7
LTII-4-A1	(1)	$ 60,000,000.00	Class 4-A1
LTII-4-A2	(1)	$ 10,097,000.00	Class 4-A2
LTII-5-A1	5.75%	$ 125,880,642.00	Class 5-A1
LTII-5-A2	5.75%	$ 27,365,358.00	Class 5-A2
LTII-5-A3	5.75%	$ 1,000.00	Class 5-A3
LTII-5-A4	5.75%	$ 127,940,000.00	Class 5-A4
LTII-5-A5	5.75%	$ 7,506,000.00	Class 5-A5
LTII-AP	0.00%	$ 6,849,339.00	Class AP
LTII-AX	(2)	(2)	Class AX
LTII-PAX	(3)	(3)	Class PAX
LTII-1-AR	5.75%	$ 100.00	Class R
LTII-1-GSA	(4)	$ 142,027.13	N/A
LTII-1-Pool	(4)	$ 14,060,685.63	N/A
LTII-2-GSA	(5)	$ 168,182.65	N/A
LTII-2-Pool	(5)	$ 16,650,082.50	N/A
LTII-3-GSA	(6)	$ 131,188.41	N/A
LTII-3-Pool	(6)	$ 12,987,652.22	N/A
LTII-4-GSA	(1)	$ 36,901.63	N/A
LTII-4-Pool	(1)	$ 3,653,261.78	N/A
LTII-5-GSA	(7)	$ 153,896.62	N/A
LTII-5-Pool	(7)	$ 15,235,765.67	N/A
R-2	(8)	(8)	(8)

(1)

The interest rate with respect to any Distribution Date (and the related Accrual Period) for each of these Lower Tier Interests is a per annum rate equal to the weighted average Net Mortgage Rate of the Mortgage Loans in Pool 4.

(2)

The Class LTII-AX Interest does not have a principal balance and is entitled to receive on each Distribution Date a specified portion of the interest payable on the AX Mortgage Loans.  Specifically, for each Accrual Period, the Class LTII-AX Interest is entitled to interest accruals on the AX Mortgage Loans in Pool 1, Pool 2, Pool 3 and Pool 5 at a per annum rate determined for each Mortgage Pool equal to the excess of (i) the weighted average of the Net Mortgage Rates of the AX Mortgage Loans in the Mortgage Pool over (ii) the Designated Rate for such Mortgage Pool.

(3)

The Class LTII-PAX Interest is entitled to receive on each Distribution Date a specified portion of the interest payable on the PAX Mortgage Loans.  Specifically, for each Accrual Period, the Class LTII-PAX Interest is entitled to interest accruals on the PAX Mortgage Loans in Pool 1, Pool 2, Pool 3 and Pool 5 at a per annum rate determined for each Mortgage Pool equal to the excess of (i) the weighted average of the Net Mortgage Rates of the PAX Mortgage Loans in the Mortgage Pool over (ii) the Designated Rate for such Mortgage Pool.

(4)

The interest rate with respect to any Distribution Date (and the related Accrual Period) for the LTII-1-Pool Interest and the LTII-1-GSA Interest will be a per annum rate equal to the Designated Rate for Pool 1.

(5)

The interest rate with respect to any Distribution Date (and the related Accrual Period) for the LTII-2-Pool Interest and the LTII-2-GSA Interest will be a per annum rate equal to the Designated Rate for Pool 2.

(6)

The interest rate with respect to any Distribution Date (and the related Accrual Period) for the LTII-3-Pool Interest and the LTII-3-GSA Interest will be a per annum rate equal to the Designated Rate for Pool 3.

(7)

The interest rate with respect to any Distribution Date (and the related Accrual Period) for the LTII-5-Pool Interest and the LTII-5-GSA Interest will be a per annum rate equal to the Designated Rate for Pool 5.

(8)

The Class R-2 Interest does not have a principal balance and does not bear interest.

On each Distribution Date, the Available Distribution Amount distributable as interest shall be distributed as interest with respect to the REMIC II Interests based on the interest rates described above.  On each Distribution Date, Net Prepayment Shortfalls and Excess Losses sustained with respect to any Mortgage Pool are to be allocated among the Classes of REMIC II Interests related to such Mortgage Pool based on the relative amounts of interest otherwise accrued for the related Accrual Period on each such REMIC II Interest.

On each Distribution Date, the Available Distribution Amount distributable as principal shall be distributed as principal on REMIC II Interests as follows:

(1)

First, to the Class LTII-AP Interests until its balance equals that of the Class AP Certificate immediately after the Distribution Date;

(2)

Second, from the remaining Available Distribution Amount for Pool 1, to the Class LTII-1-GSA Interest until its principal balance equals one percent of the Group  Subordinate Amount for Pool 1 after such Distribution Date;

(3)

Third, from the remaining Available Distribution Amount for Pool 2 to the Class LTII-2-GSA Interest until its principal balance equals one percent of the Group Subordinate Amount for Pool 2 after such Distribution Date;

(4)

Fourth, from the remaining Available Distribution Amount for Pool 3 to the Class LTII-3-GSA Interest until its principal balance equals one percent of the Group Subordinate Amount for Pool 3 after such Distribution Date;

(5)

Fifth, from the remaining Available Distribution Amount for Pool 4 to the Class LTII-4-GSA Interest until its principal balance equals one percent of the Group Subordinate Amount for Pool 4 after such Distribution Date;

(6)

Sixth, from the remaining Available Distribution Amount for Pool 5 to the Class LTII-5-GSA Interest until its principal balance equals one percent of the Group Subordinate Amount for Pool 5 after such Distribution Date;

(7)

Seventh, to the Class LTII-1-GSA, Class LTII-2-GSA, Class LTII-3-GSA, Class LTII-4-GSA and Class LTII-5-GSA Interests, from the remaining Available Distribution Amount for each of the Mortgage Pools, the minimum amount necessary to cause the ratio of the principal balance of each such REMIC II Interests to the principal balances of the other such REMIC II Interests to equal the ratio of the Group Subordinate Amount related to such REMIC II Interest to the Group Subordinate Amounts related to the other such REMIC II Interests immediately after such Distribution Date;

(8)

Eighth, from the remaining Available Distribution Amount from each of the Mortgage Pools, concurrently, as follows –

(a)

To the Class LTII-1-Pool until the sum of (a) its principal balance and (b) the principal balance of the LTII-1-GSA, after taking into account distributions made pursuant to priorities (2) and (7) above, equals the Group Subordinate Amount for Pool 1 immediately after such Distribution Date;

(b)

To the Class LTII-2-Pool until the sum of (a) its principal balance and (b) the principal balance of the LTII-2-GSA, after taking into account distributions made pursuant to priorities (3) and (7) above, equals the Group Subordinate Amount for Pool 2 immediately after such Distribution Date;

(c)

To the Class LTII-3-Pool until the sum of (a) its principal balance and (b) the principal balance of the LTII-3-GSA, after taking into account distributions made pursuant to priorities (4) and (7) above, equals the Group Subordinate Amount for Pool 3 immediately after such Distribution Date;

(d)

To the Class LTII-4-Pool until the sum of (a) its principal balance and (b) the principal balance of the LTII-4-GSA, after taking into account distributions made pursuant to priorities (5) and (7) above, equals the Group Subordinate Amount for Pool 4 immediately after such Distribution Date;

(e)

To the Class LTII-5-Pool until the sum of (a) its principal balance and (b) the principal balance of the LTII-5-GSA, after taking into account distributions made pursuant to priorities (6) and (7) above, equals the Group Subordinate Amount for Pool 5 immediately after such Distribution Date;

(9)

Finally, from the remaining Available Distribution Amount from each of the Mortgage Pools to each REMIC II Interest for which there is a Corresponding Class of Certificates (other than the Class LTII-AP, Class LTII-AX, and Class LTII-PAX Interests) until the principal balance of such REMIC II Interest equals the Class Principal Amount of the Corresponding Class of Certificates immediately after such Distribution Date.

For each Distribution Date, Realized Losses, other than Excess Losses, shall be allocated among the REMIC II Interests in the same manner that principal is allocated among the REMIC II Interests.

REMIC III

REMIC III shall hold as assets the several classes of uncertificated REMIC II Interests, other than the Class R-2 Interest.  The following table specifies the Class designation, Certificate Interest Rate, initial Class Principal Amount (or initial Class Notional Amount) and minimum denomination (by dollar amount or Percentage Interest) for each Class of Certificates (each of which, other than the Class LT-R, Class R, Class X and Class P Certificates and, in the case of the Class 1-A1 Certificates, exclusive of the right to receive payments from the Basis Risk Reserve Fund, is hereby designated as one or more regular interests in REMIC III) constituting the interests in the Trust Fund created hereunder.

Class Designation	Certificate Interest Rate	Initial Class Principal (or Notional) Amount	Minimum Denomination or Percentage Interest
Class 1-A1	Variable(1)	$210,000,000	$ 25,000
Class 1-A2	Variable(2)	$210,000,000	$ 25,000
Class 1-A3	5.75%	$4,077,000	$ 25,000
Class 1-A4	5.75%	$27,665,000	$ 25,000
Class 2-A1	Variable(3)	$127,885,000	$ 25,000
Class 2-A2	Variable(4)	$127,885,000	$ 25,000
Class 2-A3	5.50%	$113,407,000	$ 25,000
Class 2-A4	5.50%	$18,161,000	$ 25,000
Class 2-A5	5.50%	$19,083,000	$ 25,000
Class 2-A6	5.50%	$9,745,000	$ 25,000
Class 3-A1	Variable(5)	$85,000,000	$ 25,000
Class 3-A2	Variable(6)	$85,000,000	$ 25,000
Class 3-A3	5.50%	$94,350,000	$ 25,000
Class 3-A4	5.50%	$14,903,000	$ 25,000
Class 3-A5	5.50%	$21,520,000	$ 25,000
Class 3-A6	5.50%	$2,137,000	$ 25,000
Class 3-A7	5.50%	$18,656,000	$ 25,000
Class 4-A1	Variable(7)	$60,000,000	$ 25,000
Class 4-A2	Variable(8)	$10,097,000	$ 25,000
Class 5-A1	Variable(9)	$125,880,642	$ 25,000
Class 5-A2	Variable(10)	$27,365,358	$ 25,000
Class 5-A3	5.75%	$1,000	$ 1,000
Class 5-A4	5.75%	$127,940,000	$ 25,000
Class 5-A5	5.75%	$7,506,000	$ 25,000
Class AP	0.00%	$6,849,339	$ 250,000
Class AX	5.50%	$22,086,316(11)	$ 500,000
Class PAX	5.50%	$12,110,296(12)	$ 500,000
Class B1(1-3)	Variable(13)	$20,094,000	$ 100,000
Class B2(1-3)	Variable(13)	$2,849,000	$ 100,000
Class B3(1-3)	Variable(13)	$5,576,000	$ 100,000
Class B4(1-3)	Variable(13)	$2,188,000	$ 100,000
Class B5(1-3)	Variable(13)	$3,127,000	$ 100,000
Class B6(1-3)	Variable(13)	$1,197,000	$ 100,000
Class B7(1-3)	Variable(13)	$3,030,000	$ 100,000
Class B8(1-3)	Variable(13)	$3,638,000	$ 100,000
Class B9(1-3)	Variable(13)	$2,440,818	$ 100,000
Class B1(4-5)	Variable(14)	$9,541,000	$ 100,000
Class B2(4-5)	Variable(14)	$3,434,000	$ 100,000
Class B3(4-5)	Variable(14)	$1,908,000	$ 100,000
Class B4(4-5)	Variable(14)	$763,000	$ 100,000
Class B5(4-5)	Variable(14)	$1,145,000	$ 100,000
Class B6(4-5)	Variable(14)	$1,335,000	$ 100,000
Class B7(4-5)	Variable(14)	$953,825	$ 100,000
Class X	(15)	(15)	(15)
Class LT-R	(16)	(16)	(16)
Class R	5.75%	$ 100.00	100%(17)
Class P	(18)	(18)	10%

(1)

The Certificate Interest Rate for the Class 1-A1 Certificates for the first Distribution Date (and related Accrual Period) will be an annual rate equal to 4.60%, and thereafter, for any Distribution Date (and related Accrual Period) will be an annual rate equal to the lesser of (i) LIBOR plus 0.50% and (ii) 5.75%, subject to a minimum rate of 0.50%.

(2)

The Certificate Interest Rate for the Class 1-A2 Certificates for the first Distribution Date (and related Accrual Period) will be an annual rate equal to 1.15%, and thereafter, for any Distribution Date (and related Accrual Period) will be an annual rate equal to 5.25% minus LIBOR, subject to a minimum rate of 0.00% and a maximum rate of 5.25%.

(3)

The Certificate Interest Rate for the Class 2-A1 Certificates for the first Distribution Date (and related Accrual Period) will be an annual rate equal to 4.78%, and thereafter, for any Distribution Date (and related Accrual Period) will be an annual rate equal to the lesser of (i) LIBOR plus 0.68% and (ii) 5.50%, subject to a minimum rate of 0.68%.

(4)

The Certificate Interest Rate for the Class 2-A2 Certificates for the first Distribution Date (and related Accrual Period) will be an annual rate equal to 0.72%, and thereafter, for any Distribution Date (and related Accrual Period) will be an annual rate equal to 4.82% minus LIBOR, subject to a minimum rate of 0.00% and a maximum rate of 4.82%.

(5)

The Certificate Interest Rate for the Class 3-A1 Certificates for the first Distribution Date (and related Accrual Period) will be an annual rate equal to 4.85%, and thereafter, for any Distribution Date (and related Accrual Period) will be an annual rate equal to the lesser of (i) LIBOR plus 0.75% and (ii) 5.50%, subject to a minimum rate of 0.75%.

(6)

The Certificate Interest Rate for the Class 3-A2 Certificates for the first Distribution Date (and related Accrual Period) will be an annual rate equal to 0.65%, and thereafter, for any Distribution Date (and related Accrual Period) will be an annual rate equal to 4.75% minus LIBOR, subject to a minimum rate of 0.00% and a maximum rate of 4.75%.

(7)

The Certificate Interest Rate for the Class 4-A1 Certificates for any Distribution Date (and related Accrual Period) will be equal to the weighted average Net Mortgage Rate of the Mortgage Loans in Pool 4 at the beginning of the related Due Period.

(8)

The Certificate Interest Rate for the Class 4-A2 Certificates for any Distribution Date (and related Accrual Period) will be equal to the weighted average Net Mortgage Rate of the Mortgage Loans in Pool 4 at the beginning of the related Due Period.

(9)

The Certificate Interest Rate for the Class 5-A1 Certificates for the first Distribution Date (and related Accrual Period) will be an annual rate equal to 5.06%, and thereafter, for any Distribution Date (and related Accrual Period) will be an annual rate equal to the lesser of (i) LIBOR plus 0.90% and (ii) 7.00%, subject to a minimum rate of 0.90%.

(10)

The Certificate Interest Rate for the Class 5-A2 Certificates for the first Distribution Date (and related Accrual Period) will be an annual rate equal to 8.9239998888%, and thereafter, for any Distribution Date (and related Accrual Period) will be an annual rate equal to 28.05999914 minus (4.59999982 x LIBOR), subject to a minimum rate of 0.00% and a maximum rate of 28.05999914%.

(11)

The Class Notional Amount of the Class AX Certificates for the first Distribution Date will be the amount set forth in the definition of “Component” and for any Distribution Date thereafter will be equal to the sum of the Component Notional Amounts of the AX(1), AX(2), AX(3) and AX(5) Components for such date.  The Component Notional Amount of the AX(1) Component for the first Distribution Date will be the amount set forth in the definition of “Component” and for any Distribution Date thereafter will be equal to the product of (1) a fraction, the numerator of which is the weighted average of the Net Mortgage Rates of the AX(1) Mortgage Loans at the beginning of the related Due Period minus 5.75%, and the denominator of which is 5.50%, and (2) the total Scheduled Principal Balance of the AX(1) Mortgage Loans as of the first day of the related Due Period.  The Component Notional Amount of the AX(2) Component for the first Distribution Date will be the amount set forth in the definition of “Component” and for any Distribution Date thereafter will be equal to the product of (1) a fraction, the numerator of which is the weighted average of the Net Mortgage Rates of the AX(2) Mortgage Loans at the beginning of the related Due Period minus 5.50%, and the denominator of which is 5.50%, and (2) the total Scheduled Principal Balance of the AX(2) Mortgage Loans as of the first day of the related Due Period.  The Component Notional Amount of the AX(3) Component for the first Distribution Date will be the amount set forth in the definition of “Component” and for any Distribution Date thereafter will be equal to the product of (1) a fraction, the numerator of which is the weighted average of the Net Mortgage Rates of the AX(3) Mortgage Loans at the beginning of the related Due Period minus 5.50%, and the denominator of which is 5.50%, and (2) the total Scheduled Principal Balance of the AX(3) Mortgage Loans as of the first day of the related Due Period.  The Component Notional Amount of the AX(5) Component for the first Distribution Date will be the amount set forth in the definition of “Component” and for any Distribution Date thereafter will be equal to the product of (1) a fraction, the numerator of which is the weighted average of the Net Mortgage Rates of the AX(5) Mortgage Loans at the beginning of the related Due Period minus 5.75%, and the denominator of which is 5.50%, and (2) the total Scheduled Principal Balance of the AX(5) Mortgage Loans as of the first day of the related Due Period.  The initial Class Notional Amount of the Class AX Certificates is $22,086,316.

(12)

The Class Notional Amount of the Class PAX Certificates for the first Distribution Date will be the amount set forth in the definition of “Component” and for any Distribution Date thereafter will be equal to the sum of the Component Notional Amounts of the PAX(1), PAX(2), PAX(3) and PAX(5) Components for such date.  The Component Notional Amount of the PAX(1) Component for the first Distribution Date will be the amount set forth in the definition of “Component” and for any Distribution Date thereafter will be equal to the product of (1) a fraction, the numerator of which is the weighted average of the Net Mortgage Rates of the PAX(1) Mortgage Loans at the beginning of the related Due Period minus 5.75%, and the denominator of which is 5.50%, and (2) the total Scheduled Principal Balance of the PAX(1) Mortgage Loans as of the first day of the related Due Period.  The Component Notional Amount of the PAX(2) Component for the first Distribution Date will be the amount set forth in the definition of “Component” and for any Distribution Date thereafter will be equal to the product of (1) a fraction, the numerator of which is the weighted average of the Net Mortgage Rates of the PAX(2) Mortgage Loans at the beginning of the related Due Period minus 5.50%, and the denominator of which is 5.50%, and (2) the total Scheduled Principal Balance of the PAX(2) Mortgage Loans as of the first day of the related Due Period.  The Component Notional Amount of the PAX(3) Component for the first Distribution Date will be the amount set forth in the definition of “Component” and for any Distribution Date thereafter will be equal to the product of (1) a fraction, the numerator of which is the weighted average of the Net Mortgage Rates of the PAX(3) Mortgage Loans at the beginning of the related Due Period minus 5.50%, and the denominator of which is 5.50%, and (2) the total Scheduled Principal Balance of the PAX(3) Mortgage Loans as of the first day of the related Due Period.  The Component Notional Amount of the PAX(5) Component for the first Distribution Date will be the amount set forth in the definition of “Component” and for any Distribution Date thereafter will be equal to the product of (1) a fraction, the numerator of which is the weighted average of the Net Mortgage Rates of the PAX(5) Mortgage Loans at the beginning of the related Due Period minus 5.75%, and the denominator of which is 5.50%, and (2) the total Scheduled Principal Balance of the PAX(5) Mortgage Loans as of the first day of the related Due Period.  The initial Class Notional Amount of the Class PAX Certificates is $12,110,296.

(13)

The Certificate Interest Rate for any Distribution Date (and related Accrual Period) for the Class B1(1-3), Class B2(1-3), Class B3(1-3), Class B4(1-3), Class B5(1-3), Class B6(1-3), Class B7(1-3), Class B8(1-3) and Class B9(1-3) Certificates will equal the weighted average of the Component Interest Rates for such Distribution Date for the Components of the applicable Class, weighted on the basis of the Component Principal Amount of each Component immediately prior to such date.  For purposes of the REMIC Provisions, each Component of a Class B1(1-3), Class B2(1-3), Class B3(1-3), Class B4(1-3), Class B5(1-3), Class B6(1-3), Class B7(1-3), Class B8(1-3) and Class B9(1-3) Certificate is hereby designated as a regular interest in REMIC III.

(14)

The Certificate Interest Rate for any Distribution Date (and related Accrual Period) for the Class B1(4-5), Class B2(4-5), Class B3(4-5), Class B4(4-5), Class B5(4-5), Class B6(4-5) and Class B7(4-5) Certificates will be the Average Rate for such Distribution Date.

(15)

The Class X Certificate will be issued without a Class Principal Amount and will not bear interest at a stated rate.  The Class X Certificate will be issued as a single certificate evidencing the entire Percentage Interest in such Class.  The Class X Certificate will be entitled to any amounts remaining in the Basis Risk Reserve Fund pursuant to Section 5.07(d).  The Class X Certificate does not represent an interest in any REMIC created hereby.

(16)

The Class LT-R Certificate will be issued without a Class Principal Amount and will not bear interest at a stated rate. The Class LT-R represents ownership of the residual interest in REMIC I. The Class LT-R Certificate will be issued as a single Certificate evidencing the entire Percentage Interest in such Class.

(17)

The Class R Certificate represents ownership of the residual interest in each of REMIC II and REMIC III.

(18)

The Class P Certificates do not have a Class Principal Amount, Class Notional Amount or a Certificate Interest Rate but shall be entitled on each Distribution Date to the Class P Distributable Amount for such Distribution Date.  The Class P Certificates do not represent an interest in any REMIC created hereby.

As of the Cut-off Date, the Mortgage Loans had an aggregate Scheduled Principal Balance of $1,195,448,083.10.

For purposes hereof, each Mortgage Pool constitutes a fully separate and distinct sub-trust.

ARTICLE I

DEFINITIONS

Section 1.01.  Definitions.

The following words and phrases, unless the context otherwise requires, shall have the following meanings:

Accepted Servicing Practices:  With respect to any Mortgage Loan, as applicable, either (x) those customary mortgage servicing practices of prudent mortgage servicing institutions that service or master service mortgage loans of the same type and quality as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, to the extent applicable to the Trustee or the Master Servicer or (y) as provided in the applicable Servicing Agreement, to the extent applicable to the related Servicer.

Accountant:  A person engaged in the practice of accounting who (except when this Agreement provides that an Accountant must be Independent) may be employed by or affiliated with the Depositor or an Affiliate of the Depositor.

Accretion Termination Date:  With respect to the Class 2-A4 Certificates, the earlier of (x) the Group 2 Credit Support Depletion Date and (y) the first Distribution Date on which the Class Principal Amount of each of the Class 2-A1 and Class 2-A3 Certificates has been reduced to zero.  With respect to the Class 3-A4 Certificates, the earlier of (x) the Group 3 Credit Support Depletion Date and (y) the first Distribution Date on which the Class Principal Amount of each of the Class 3-A1, Class 3-A3 and Class 3-A7 Certificates has been reduced to zero.  With respect to the Class 5-A3 Certificates, the earlier of (x) the Group 4-5 Credit Support Depletion Date and (y) the first Distribution Date on which the Class Principal Amount of each of the Class 5-A1 and Class 5-A2 Certificates has been reduced to zero.  With respect to the Class 5-A5 Certificates, the earlier of (x) the Group 4-5 Credit Support Depletion Date and (y) the first Distribution Date on which the Class Principal Amount of each of the Class 5-A1, Class 5-A2, Class 5-A3 and Class 5-A4 Certificates has been reduced to zero.

Accrual Amount:  As to any Class of Accrual Certificates and each Distribution Date through the applicable Accretion Termination Date, the sum of (x) any amount of Accrued Certificate Interest allocable to such Class pursuant to Section 5.02 (a)(i) on such Distribution Date and (y) any Interest Shortfall allocable to such Class pursuant to Section 5.02(a)(ii) on such Distribution Date.  As to any Class of Accrual Certificates and each Distribution Date after the applicable Accretion Termination Date, zero.

Accrual Certificate:  Any Class 2-A4, Class 3-A4, Class 5-A3 or Class 5-A5 Certificate.

Accrual Component:  None.

Accrual Period:  With respect to any Distribution Date and any Class of Certificates (other than the LIBOR Certificates) or Class of Lower Tier Interests, the calendar month immediately preceding the month in which such Distribution Date occurs.  With respect to any Distribution Date and the LIBOR Certificates, the period beginning on the Distribution Date in the calendar month preceding the month in which such Distribution Date occurs (or on November 25, 2005, in the case of the first Accrual Period) and ending on the day immediately preceding such Distribution Date; provided that each Accrual Period will be treated as being a 30-day period.

Accrued Certificate Interest:  As to any Class of Certificates (other than a Class of Component Certificates, the Class P Certificates and the Class X Certificates) and each Component of the Group 1-3 Subordinate Certificates and the Class AX and Class PAX Certificates and any Distribution Date, the product of (i) the Certificate Interest Rate for such Class of Certificates (or the Component Interest Rate for such Component) divided by 12 and (ii) the Class Principal Amount (or Class Notional Amount) of such Class of Certificates (or Component Notional Amount or Component Principal Amount of such Component) as of the last day of the related Accrual Period, as reduced by such Class’s or Component’s share of (a) the interest portion of any Excess Losses for the related Mortgage Pool for such Distribution Date and (b) the interest portion of any Relief Act Reductions for the related Mortgage Pool for such Distribution Date.  Any such Excess Losses or Relief Act Reductions relating to Pool 1 shall be allocable among the interest bearing Senior Certificates (or Components) for Pool 1 and the B1(1), B2(1), B3(1), B4(1), B5(1), B6(1), B7(1), B8(1) and B9(1) Components pro rata based on the Accrued Certificate Interest otherwise distributable thereon.  Any such Excess Losses or Relief Act Reductions relating to Pool 2 shall be allocable among the interest bearing Senior Certificates (or Components) for Pool 2 and the B1(2), B2(2), B3(2), B4(2), B5(2), B6(2), B7(2), B8(2) and B9(2) Components pro rata based on the Accrued Certificate Interest otherwise distributable thereon.  Any such Excess Losses or Relief Act Reductions relating to Pool 3 shall be allocable among the interest bearing Senior Certificates (or Components) for Pool 3 and the B1(3), B2(3), B3(3), B4(3), B5(3), B6(3), B7(3), B8(3) and B9(3) Components pro rata based on the Accrued Certificate Interest otherwise distributable thereon.  Any such Excess Losses or Relief Act Reductions relating to Pool 2 or Pool 4 shall be allocable among the interest bearing Senior Certificates (or Components) for the related Mortgage Pool and the Group 4-5 Subordinate Certificates pro rata based (x) in the case of such Senior Certificates or Components, on the Accrued Certificate Interest otherwise distributable thereon and (y) in the case of the Group 4-5 Subordinate Certificates, on their respective Apportioned Principal Balances.

As to any Component Certificate (other than the Class AP Certificates), on any Distribution Date, the aggregate of Accrued Certificate Interest for the related Accrual Period on the Components of such Class for such date.

Interest shall accrue on the basis of a 360-day year comprising twelve 30-day months.

Act:  As defined in Section 8.03(a).

Additional Collateral:  None.

Advance:  An advance of the aggregate of payments of principal and interest (net of the applicable Servicing Fee) on one or more Mortgage Loans that were due on the Due Date in the related Due Period and not received as of the close of business on the related Determination Date, required to be made by or on behalf of the Master Servicer and the related Servicer (or by the Trustee, as successor Master Servicer) pursuant to Section 5.04.

Adverse REMIC Event:  As defined in Section 10.01(f).

Affiliate:  With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.  For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

Aggregate Certificate Insurance Premium:  None.

Aggregate Principal Balance:  The aggregate of the Scheduled Principal Balances of all Mortgage Loans at any date of determination.

Aggregate Voting Interests:  The aggregate of the Voting Interests of all the Certificates under this Agreement.

Agreement:  This Trust Agreement and all amendments and supplements hereto.

AP(1) Component Deferred Amount:  With respect to any Distribution Date through the Group 1 Credit Support Depletion Date, the total of all amounts allocable to the AP(1) Component on such Distribution Date in respect of Realized Losses (other than Excess Losses) on the Pool 1 Mortgage Loans and all amounts previously allocated in respect of Realized Losses to the AP(1) Component and not distributed on prior Distribution Dates.

AP(2) Component Deferred Amount:  With respect to any Distribution Date through the Group 2 Credit Support Depletion Date, the total of all amounts allocable to the AP(2) Component on such Distribution Date in respect of Realized Losses (other than Excess Losses) on the Pool 2 Mortgage Loans and all amounts previously allocated in respect of Realized Losses to the AP(2) Component and not distributed on prior Distribution Dates.

AP(3) Component Deferred Amount:  With respect to any Distribution Date through the Group 3 Credit Support Depletion Date, the total of all amounts allocable to the AP(3) Component on such Distribution Date in respect of Realized Losses (other than Excess Losses) on the Pool 3 Mortgage Loans and all amounts previously allocated in respect of Realized Losses to the AP(3) Component and not distributed on prior Distribution Dates.

AP(5) Component Deferred Amount:  With respect to any Distribution Date through the Group 4-5 Credit Support Depletion Date, the total of all amounts allocable to the AP(5) Component on such Distribution Date in respect of Realized Losses (other than Excess Losses) on the Pool 5 Mortgage Loans and all amounts previously allocated in respect of Realized Losses to the AP(5) Component and not distributed on prior Distribution Dates.

AP Deferred Amount:  Any of the AP(1) Component Deferred Amount, the AP(2) Component Deferred Amount, the AP(3) Component Deferred Amount or the AP(5) Component Deferred Amount.

AP Percentage:  As to any Discount Mortgage Loan, the percentage equivalent of a fraction, the numerator of which is the Designated Rate of the Mortgage Pool containing such Discount Mortgage Loan minus the Net Mortgage Rate of such Discount Mortgage Loan and the denominator of which is the Designated Rate.  As to any Non-Discount Mortgage Loan, 0%.

AP Principal Distribution Amount:  For any Distribution Date and for each of Pool 1, Pool 2, Pool 3 and Pool 5, the sum of the following amounts:

(i)

the product of (a) the related AP Percentage and (b) the principal portion of each Scheduled Payment (without giving effect to any Debt Service Reduction occurring prior to the Bankruptcy Coverage Termination Date) on each Mortgage Loan in the related Mortgage Pool due during the related Due Period;

(ii)

the product of (a) the related AP Percentage and (b) each of the following amounts:  (1) each Principal Prepayment collected on a Mortgage Loan in the related Mortgage Pool during the applicable Prepayment Period, (2) each other unscheduled collection, including any Subsequent Recovery, Insurance Proceeds and Net Liquidation Proceeds (other than with respect to any Mortgage Loan in the related Mortgage Pool that was finally liquidated during the applicable Prepayment Period), representing or allocable to recoveries of principal of such Mortgage Loan in the related Mortgage Pool received during the applicable Prepayment Period and (3) the principal portion of all proceeds of the purchase of any Mortgage Loan in the related Mortgage Pool (or, in the case of a permitted substitution, amounts representing a principal adjustment) actually received by the Trustee with respect to the applicable Prepayment Period;

(iii)

with respect to unscheduled recoveries allocable to principal of any Mortgage Loan in the related Mortgage Pool that was finally liquidated during the related Prepayment Period, the applicable AP Percentage of the related net Liquidation Proceeds allocable to principal; and

(iv)

any amounts described in clauses (i) through (iii) for any previous Distribution Date that remain unpaid.

Apportioned Principal Balance:  As to any Class of Class 4-5 Subordinate Certificates and any Distribution Date, the Class Principal Amount of such Class immediately prior to such Distribution Date multiplied by a fraction, the numerator of which is the applicable Group Subordinate Amount for such date and the denominator of which is the Group 4-5 Subordinate Amount for such date.

Appraised Value:  With respect to any Mortgage Loan, the amount set forth in an appraisal made in connection with the origination of such Mortgage Loan as the value of the related Mortgaged Property.

Assignment of Mortgage:  An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Trustee, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction, if permitted by law; provided, however, that the Trustee shall not be responsible for determining whether any such assignment is in recordable form.

Aurora:  Aurora Loan Services LLC or its successor in interest, in its capacity as a Servicer.

Authenticating Agent:  Any authenticating agent appointed by the Trustee pursuant to Section 6.10.

Authorized Officer:  Any Person who may execute an Officer’s Certificate, as specified in the definition thereof, on behalf of the Depositor.

Available Distribution Amount:  As to each Mortgage Pool and on any Distribution Date, the sum of the following amounts:

(i)

the total amount of all cash received by the Master Servicer through the Remittance Date applicable to each Servicer and deposited with the Trustee by the Master Servicer by the Deposit Date for such Distribution Date on the Mortgage Loans of such Mortgage Pool (including proceeds of any Insurance Policy and any other credit support relating to such Mortgage Loans and including any Subsequent Recovery or recoveries through liquidation of any REO Property), plus all Advances made by the Master Servicer or any Servicer (or the Trustee in its capacity as successor master servicer) for such Distribution Date, any Compensating Interest Payment for such date and Mortgage Pool and any amounts paid by any Servicer in respect of Prepayment Interest Shortfalls in respect of the related Mortgage Loans for such date, any proceeds of any purchase of a related Mortgage Loan and any Prepayment Penalty Amounts with respect to the related Mortgage Loans for which the Seller own the servicing rights, but not including:

(A)

all amounts distributed pursuant to Section 5.02 on prior Distribution Dates;

(B)

all Scheduled Payments of principal and interest collected but due on a date subsequent to the related Due Period;

(C)

all Principal Prepayments received or identified by the applicable Servicer after the applicable Prepayment Period (together with any interest payments received with such prepayments to the extent that they represent the payment of interest accrued on the related Mortgage Loans for the period subsequent to the applicable Prepayment Period);

(D)

any other unscheduled collection, including Net Liquidation Proceeds and Insurance Proceeds, received by the Master Servicer after the applicable Prepayment Period;

(E)

all fees and amounts due or reimbursable to the Master Servicer, the Trustee, a Custodian or any Servicer pursuant to the terms of this Agreement, a Custodial Agreement or the applicable Servicing Agreement;

(F)

any Prepayment Penalty Amounts with respect to Mortgage Loans for which the Seller does not hold the servicing rights;

(G)

any Prepayment Interest Excess; and

(H)

such portion of each payment in respect of interest representing Retained Interest, if any; and

(ii)

any other payment made by the Master Servicer, any Servicer, the Seller, the Depositor, or any other Person with respect to such Distribution Date (including the Purchase Price with respect to any Mortgage Loan purchased by the Seller, the Depositor or any other Person and any related Substitution Amount).

Average Rate:  With respect to each Distribution Date and each Group 4-5 Subordinate Certificate, a per annum rate equal to the weighted average of (1) the Designated Rate applicable to Pool 5 and (2) the Net WAC Rate for Pool 4, expressed as a percentage and weighted on the basis of the Group Subordinate Amount for Pool 5 and Pool 4, respectively.

AX Mortgage Loans:  The Non-Discount Mortgage Loans listed on Schedule B-1 hereto.

Balloon Mortgage Loan:  None.

Balloon Payment:  Not applicable.

Bankruptcy:  With respect to any Person, the making of an assignment for the benefit of creditors, the filing of a voluntary petition in bankruptcy, adjudication as a bankrupt or insolvent, the entry of an order for relief in a bankruptcy or insolvency proceeding, the seeking of reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief, or seeking, consenting to or acquiescing in the appointment of a trustee, receiver or liquidator, dissolution, or termination, as the case may be, of such Person pursuant to the provisions of either the Bankruptcy Code or any similar state law.

Bankruptcy Code:  The United States Bankruptcy Code of 1986, as amended.

Bankruptcy Coverage Termination Date:  With respect to any Mortgage Pool, the Distribution Date on which the Bankruptcy Loss Limit has been reduced to zero (or less than zero).

Bankruptcy Loss Limit:  As of the Cut-off Date and the Pool 1 Mortgage Loans, $314,314, which amount shall be reduced from time to time by the amount of Bankruptcy Losses allocated to the Certificates related to Pool 1; as of the Cut-off Date and the Pool 2 Mortgage Loans, $314,314, which amount shall be reduced from time to time by the amount of Bankruptcy Losses allocated to the Certificates related to Pool 2; as of the Cut-off Date and the Pool 3 Mortgage Loans, $314,314, which amount shall be reduced from time to time by the amount of Bankruptcy Losses allocated to the Certificates related to Pool 3; and as of the Cut-off Date and the Pool 4 and Pool 5 Mortgage Loans, $314,314, which amount shall be reduced from time to time by the amount of Bankruptcy Losses allocated to the Certificates related to Pool 4 and Pool 5, which amount shall be reduced from time to time by the amount of Bankruptcy Losses allocated to the Pool 4 and Pool 5 Certificates.

Bankruptcy Losses:  With respect to the Mortgage Loans in the related Mortgage Pool, losses that are incurred as a result of Deficient Valuations and any Debt Service Reductions.

Basis Risk Reserve Fund:  Any of the Class 1-A1 Reserve Fund, the Class 2-A1 Reserve Fund or the Class 3-A1 Reserve Fund.

Basis Risk Shortfall:  With respect to any Distribution Date and the Class 1-A1, Class 2-A1 or Class 3-A1 Certificates, as applicable, the excess, if any, of the amount of interest such class of Certificates would have been entitled to receive if the Certificate Interest Rate for such Class was calculated without regard to its related per annum maximum rate (5.75% with respect to the Class 1-A1 Certificates and 5.50% with respect to the Class 2-A1 and Class 3-A1 Certificates), over the actual amount of interest such Class is entitled to receive for such Distribution Date.

Blanket Mortgage:  The mortgage or mortgages encumbering a Cooperative Property.

Book-Entry Certificates:  Beneficial interests in Certificates designated as “Book-Entry Certificates” in this Agreement, ownership and transfers of which shall be evidenced or made through book entries by a Clearing Agency as described in Section 3.09; provided, that after the occurrence of a condition whereupon book-entry registration and transfer are no longer permitted and Definitive Certificates are to be issued to Certificate Owners, such Book-Entry Certificates shall no longer be “Book-Entry Certificates.”  As of the Closing Date, all of the Classes of Certificates listed in the third table of the Preliminary Statement, other than the Class P, Class X, Class R and Class LT-R Certificates, constitute Book-Entry Certificates.

Business Day:  Any day other than (i) a Saturday or a Sunday, (ii) a day on which banking institutions in Colorado, Minnesota, Massachusetts or New York, or, if other than New York, the city in which the Corporate Trust Office of the Trustee is located, or (iii) with respect to any Remittance Date or any Servicer reporting date, the States specified in the definition of “Business Day” in the applicable Servicing Agreement, are authorized or obligated by law or executive order to be closed.

Certificate:  Any one of the certificates signed and countersigned by the Trustee in substantially one of the forms attached hereto as Exhibit A.

Certificate Account:  The account maintained by the Trustee in accordance with the provisions of Section 4.04.

Certificate Insurance Premium:  None.

Certificate Insurer:  None.

Certificate Insurer Default:  Not applicable.

Certificate Interest Rate:  With respect to each Class of Certificates (other than the Class AP, Class X, Class P and Class LT-R Certificates), the applicable per annum rate specified or determined as provided in the Preliminary Statement hereto.

Certificate Owner:  With respect to a Book-Entry Certificate, the Person who is the owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency) and with respect to Certificates other than Book-Entry Certificates, the Holder.

Certificate Principal Amount:  With respect to any Certificate (other than a Notional Certificate, Class X, Class LT-R, Class P Certificate or Group 1-3 Subordinate Certificate), at the time of determination, the maximum specified dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the initial principal amount set forth on the face of such Certificate (plus, in the case of any Accrual Certificate, its Percentage Interest of any related Accrual Amount for each previous Distribution Date), less the amount of all principal distributions previously made with respect to such Certificate, all Realized Losses allocated to such Certificate, and, in the case of a Group 4-5 Subordinate Certificate, any Group 4-5 Subordinate Certificate Writedown Amount allocated to such Certificate; provided, however, that on any Distribution Date on which a Subsequent Recovery is distributed, the Certificate Principal Amount of any Class of Certificates then outstanding for which any Realized Loss or any Group 4-5 Subordinate Certificate Writedown Amount has been applied will be increased, in order of seniority, by an amount (to be applied pro rata to all Certificates of such Class) equal to the lesser of (i) the amount such Class of Certificates has been reduced by any Realized Losses or any Group 4-5 Subordinate Certificate Writedown Amount which have not been previously increased by any Subsequent Recovery and (ii) the total amount of any Subsequent Recovery distributed on such date to Certificateholders after application (for this purpose) to more senior Classes of Certificates.  For purposes of Article V hereof, unless specifically provided to the contrary, Certificate Principal Amounts shall be determined as of the close of business of the immediately preceding Distribution Date, after giving effect to all distributions made on such date.  Notional Certificates and the Class X, Class P and Class LT-R Certificates are issued without Certificate Principal Amounts.

Certificate Register and Certificate Registrar:   The register maintained and the registrar appointed, respectively, pursuant to Section 3.02.

Certificateholder:  The meaning provided in the definition of “Holder.”

Class:  All Certificates bearing the same class designation, and, in the case of REMIC I and REMIC II, all Lower Tier Interests bearing the same designation.

Class 1-A1 Cap Agreement:  An interest rate cap agreement entered into on the Closing Date by the Trustee, not individually but solely in its capacity as Trustee of the Supplemental Interest Trust, with the Cap Counterparty, for the benefit of the Class 1-A1 Certificates.

Class 1-A1 Cap Counterparty:  Swiss Re Financial Products Corporation.

Class 1-A1 Interest Rate Cap Amount:  For the Class 1-A1 Cap Agreement and any Distribution Date, the amount, if any, to be paid by the Class 1-A1 Cap Counterparty to the Trustee for the account of the Supplemental Interest Trust pursuant to such Class 1-A1 Cap Agreement.

Class 1-A1 Reserve Fund:  A separate account established by the Trustee that is held in the Supplemental Interest Trust for the benefit of the Holders of the Class 1-A1 Certificates.

Class 2-A1 Cap Agreement:  An interest rate cap agreement entered into on the Closing Date by the Trustee, not individually but solely in its capacity as Trustee of the Supplemental Interest Trust, with the Cap Counterparty, for the benefit of the Class 2-A1 Certificates.

Class 2-A1 Cap Counterparty:  Lehman Brothers Special Financing Inc., an affiliate of the Seller, the Master Servicer, the Depositor, a Servicer and Lehman Brothers Inc.

Class 2-A1 Interest Rate Cap Amount:  For the Class 2-A1 Cap Agreement and any Distribution Date, the amount, if any, to be paid by the Class 2-A1 Cap Counterparty to the Trustee for the account of the Supplemental Interest Trust pursuant to such Class 2-A1 Cap Agreement.

Class 2-A1 Reserve Fund:  A separate account established by the Trustee that is held in the Supplemental Interest Trust for the benefit of the Holders of the Class 2-A1 Certificates.

Class 3-A1 Cap Agreement:  An interest rate cap agreement entered into on the Closing Date by the Trustee, not individually but solely in its capacity as Trustee of the Supplemental Interest Trust, with the Cap Counterparty, for the benefit of the Class 3-A1 Certificates.

Class 3-A1 Cap Counterparty:  Lehman Brothers Special Financing Inc., an affiliate of the Seller, the Master Servicer, the Depositor, a Servicer and Lehman Brothers Inc.

Class 3-A1 Interest Rate Cap Amount:  For the Class 3-A1 Cap Agreement and any Distribution Date, the amount, if any, to be paid by the Class 3-A1 Cap Counterparty to the Trustee for the account of the Supplemental Interest Trust pursuant to such Class 3-A1 Cap Agreement.

Class 3-A1 Reserve Fund:  A separate account established by the Trustee that is held in the Supplemental Interest Trust for the benefit of the Holders of the Class 3-A1 Certificates.

Class B Certificate:  Any Class B1(1-3), Class B2(1-3), Class B3(1-3), Class B4(1-3), Class B5(1-3), Class B6(1-3), Class B7(1-3), Class B8(1-3), Class B9(1-3), Class B1(4-5), Class B2(4-5), Class B3(4-5), Class B4(4-5), Class B5(4-5), Class B6(4-5) and Class B7(4-5) Certificate.

Class E Certificate:  None.

Class E Distributable Amount:  Not applicable.

Class LT-R Certificates:  Each Class LT-R Certificate executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A and evidencing the residual interest in REMIC I.

Class Notional Amount:  With respect to each Class of Notional Certificates, the applicable class notional amount calculated as provided in the Preliminary Statement hereto.

Class P Certificate:  The Class P Certificate executed by the Trustee and authenticated by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A, evidencing beneficial ownership of the Class P Distributable Amount.

Class P Distributable Amount:  With respect to each Distribution Date, all Prepayment Penalty Amounts received during the related Due Period with respect to Mortgage Loans for which the Seller holds the servicing rights.

Class Percentage:  With respect to any Component of a Class of Group 1-3 Subordinate Certificates and any Distribution Date, the percentage obtained by dividing the Component Principal Amount of such Component immediately prior to such Distribution Date by the sum of the aggregate Class Principal Amount of all Classes of related Senior Certificates and the aggregate Component Principal Amount of all Components of each Class of Group 1-3 Subordinate Certificates having the same parenthetical designation immediately prior to such date, and for any Class of Group 4-5 Subordinate Certificates and any Distribution Date, the percentage obtained by dividing the Class Principal Amount of such Class immediately prior to such Distribution Date by the sum of the aggregate Class Principal Amount of all Classes of related Senior Certificates and the aggregate Class Principal Amount of all Classes of Group 4-5 Subordinate Certificates immediately prior to such date.

Class Principal Amount:  With respect to each Class of Certificates (other than any Class of Notional Certificates and the Class P, Class X and Class LT-R Certificates), the aggregate of the Certificate Principal Amounts of all Certificates of such Class at the date of determination.  With respect to each Class of Notional Certificates and the Class X, Class P and Class LT-R Certificates, zero.  With respect to each Class of Lower Tier Interest and any date of determination, the initial Class Principal Amount, if any, as set forth in the Preliminary Statement as reduced by all distributions of principal and all losses previously allocated to such Class.

Class R-2 Interest:  The sole residual interest in REMIC II.

Clearing Agency:  An organization registered as a “clearing agency” pursuant to Section 17A of the Exchange Act.  As of the Closing Date, the Clearing Agency shall be The Depository Trust Company.

Clearing Agency Participant:  A broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

Clearstream:  Clearstream Banking Luxembourg, and any successor thereto.

Closing Date:  November 30, 2005.

Code:  The Internal Revenue Code of 1986, as amended, and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

Collection Account:  A separate account established and maintained by the Master Servicer pursuant to Section 4.01.

Commission:  U.S. Securities and Exchange Commission.

Compensating Interest Payment:  With respect to any Distribution Date, an amount equal to the aggregate amount of any Prepayment Interest Shortfalls required to be paid by the Servicers with respect to such Distribution Date.  The Master Servicer shall not be responsible to make any Compensating Interest Payment.

Component:  Each of the components having the designations, initial Component Notional Amounts and Component Interest Rates as follows:

Designation	Initial Component Notional Amount	Component Interest Rate

AP(1) Component	$ 2,273,864	0.00%
AP(2) Component	$ 684,951	0.00%
AP(3) Component	$ 194,826	0.00%
AP(5) Component	$ 3,695,698	0.00%
AX(1) Component	$ 858,421	5.50%
AX(2) Component	$ 5,517,693	5.50%
AX(3) Component	$12,654,212	5.50%
AX(5) Component	$ 3,055,990	5.50%
PAX(1) Component	$ 1,444,649	5.50%
PAX(2) Component	$ 2,584,088	5.50%
PAX(3) Component	$ 6,805,512	5.50%
PAX(5) Component	$ 1,276,047	5.50%
B1(1) Component	$ 6,327,000	5.75%
B1(2) Component	$ 7,645,000	5.50%
B1(3) Component	$ 6,122,000	5.50%
B2(1) Component	$ 904,000	5.75%
B2(2) Component	$ 1,070,000	5.50%
B2(3) Component	$ 875,000	5.50%
B3(1) Component	$ 1,937,000	5.75%
B3(2) Component	$ 2,140,000	5.50%
B3(3) Component	$ 1,499,000	5.50%
B4(1) Component	$ 646,000	5.75%
B4(2) Component	$ 917,000	5.50%
B4(3) Component	$ 625,000	5.50%
B5(1) Component	$ 904,000	5.75%
B5(2) Component	$ 1,223,000	5.50%
B5(3) Component	$ 1,000,000	5.50%
B6(1) Component	$ 516,000	5.75%
B6(2) Component	$ 306,000	5.50%
B6(3) Component	$ 375,000	5.50%
B7(1) Component	$ 904,000	5.75%
B7(2) Component	$ 1,376,000	5.50%
B7(3) Component	$ 750,000	5.50%
B8(1) Component	$ 1,291,000	5.75%
B8(2) Component	$ 1,223,000	5.50%
B8(3) Component	$ 1,124,000	5.50%
B9(1) Component	$ 773,712	5.75%
B9(2) Component	$ 918,265	5.50%
B9(3) Component	$ 748,841	5.50%

Component Certificate:  Any Class AP, AX, Class PAX, Class B1(1-3), Class B2(1-3), Class B3(1-3), Class B4(1-3), Class B5(1-3), Class B6(1-3), Class B7(1-3), Class B8(1-3) or Class B9(1-3) Certificate.

Component Interest Rate:  As set forth in the chart above.

Component Notional Amount:  With respect to each Component of the Class AX and Class PAX Certificates, the applicable Class Notional Amount calculated as provided in the Preliminary Statement hereto.

Component Principal Amount:  For each Component (other than a Component relating to the Class AX or Class PAX Certificates) as of any Distribution Date, its initial Component Principal Amount as of the Closing Date as reduced by all amounts previously distributed with respect to that Component in respect of principal and the principal portion of any Realized Losses previously allocated to that Component and, in the case of a Component of a Class of Group 1-3 Subordinate Component, any related Group 1 Subordinate Component Writedown Amount, Group 2 Subordinate Component Writedown Amount or Group 3 Subordinate Component Writedown Amount allocated to such Component provided, however, that on any Distribution Date on which a Subsequent Recovery related to a Mortgage Pool is distributed, the Component Principal Amount of any Component of a Class of Group 1-3 Subordinate Certificates then outstanding related to that Mortgage Pool for which any Realized Loss or any Group 1 Subordinate Component Writedown Amount, Group 2 Subordinate Component Writedown Amount or Group 3 Subordinate Component Writedown Amount has been applied will be increased, in order of seniority, by an amount equal to the lesser of (i) the amount the Component has been reduced by any Realized Losses or any Group 1 Subordinate Component Writedown Amount, Group 2 Subordinate Component Writedown Amount or Group 3 Subordinate Component Writedown Amount which has not been previously increased by any Subsequent Recovery and (ii) the total amount of any Subsequent Recovery distributed on such date to Components or related Senior Certificates, after application (for this purpose) to more senior Components or related Senior Certificates.

Component Writedown Amount:  The Group 1 Subordinate Component Writedown Amount, the Group 2 Subordinate Component Writedown Amount and/or the Group 3 Subordinate Component Writedown Amount, as the context requires.

Control:  The meaning specified in Section 8-106 of the UCC.

Conventional Loan:  A Mortgage Loan that is not insured by the United States Federal Housing Administration or guaranteed by the United States Veterans Administration.

Converted Mortgage Loan:  None.

Convertible Mortgage Loan:  None.

Cooperative Corporation:  The entity that holds title (fee or an acceptable leasehold estate) to the real property and improvements constituting the Cooperative Property and which governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under Section 216 of the Code.

Cooperative Loan:  Any Mortgage Loan secured by Cooperative Shares and a Proprietary Lease.

Cooperative Loan Documents:  As to any Cooperative Loan, (i) the Cooperative Shares, together with a stock power in blank; (ii) the original executed Security Agreement and the assignment of the Security Agreement endorsed in blank; (iii) the original executed Proprietary Lease and the assignment of the Proprietary Lease endorsed in blank; (iv) the original executed Recognition Agreement and the assignment of the Recognition Agreement (or a blanket assignment of all Recognition Agreements) endorsed in blank; (v) the UCC-1 financing statement with evidence of recording thereon, which has been filed in all places required to perfect the security interest in the Cooperative Shares and the Proprietary Lease; and (vi) UCC-3 financing statements (or copies thereof) or other appropriate UCC financing statements required by applicable state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

Cooperative Property:  The real property and improvements owned by the Cooperative Corporation, that includes the allocation of individual dwelling units to the holders of the Cooperative Shares of the Cooperative Corporation.

Cooperative Shares:  Shares issued by a Cooperative Corporation.

Cooperative Unit:  A single-family dwelling located in a Cooperative Property.

Corporate Trust Office:  The office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of execution of this Agreement shall be U.S. Bank National Association, One Federal Street, Third Floor, Boston, Massachusetts 02110, Attention: Structured Finance—LMT 2005-2,  or such other addresses as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor and the Master Servicer.

Corresponding Class:  With respect to any class of REMIC II Interests, the Class of Certificates so designated in the Preliminary Statement hereto.  With respect to any Class of Certificates, the class or classes of Lower Tier Interests so designated in the Preliminary Statement hereto.

Credit Score:  With respect to any Mortgage Loan, a numerical assessment of default risk with respect to the Mortgagor under such Mortgage Loan, determined on the basis of a methodology developed by Fair, Isaac & Co., Inc.

Credit Support Percentage: As to any Component of a Group 1-3 Subordinate Certificate and any Distribution Date, the sum of the Class Percentages of each related Component that ranks lower in priority than such Component (without giving effect to distributions on such date), and for any Class of Group 4-5 Subordinate Certificates, the sum of the Class Percentages of each related Class that ranks lower in priority than such Class (without giving effect to distributions on such date).

Custodial Agreement:  Each custodial agreement attached as Exhibit K hereto, and any custodial agreement subsequently executed by the Trustee substantially in the form thereof.

Custodian:  Each custodian appointed by the Trustee pursuant to a Custodial Agreement, and any successor thereto.  The initial custodians shall be LaSalle Bank National Association and U.S. Bank National Association.

Cut-off Date:  November 1, 2005.

Cut-off Date Aggregate Principal Balance:  With respect to the Mortgage Loans in the Trust Fund on the Closing Date, the Aggregate Principal Balance for all such Mortgage Loans as of the Cut-off Date.

Debt Service Reduction:  With respect to any Mortgage Loan, a reduction of the Scheduled Payment that the related Mortgagor is obligated to pay on any Due Date as a result of any Bankruptcy or similar proceeding.

Deceased Holder:  Not applicable.

Deferred Interest:  Not applicable.

Deficiency Amount:  Not applicable.

Deficient Valuation:  With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under such Mortgage Loan, which valuation results from a Bankruptcy or similar proceeding.

Definitive Certificate:  A Certificate of any Class issued in definitive, fully registered, certificated form.

Deleted Mortgage Loan:  A Mortgage Loan that is repurchased from the Trust Fund pursuant to the terms hereof or as to which one or more Qualifying Substitute Mortgage Loans are substituted therefor.

Deposit Date:  With respect to each Distribution Date, the Business Day immediately preceding such Distribution Date.

Depositor:  Structured Asset Securities Corporation, a Delaware corporation having its principal place of business in New York, or its successors in interest.

Designated Rate:  With respect to Pool 1 and Pool 5, 5.75%.  With respect to Pool 2 and Pool 3, 5.50%.  With respect to Pool 4, not applicable.

Determination Date:  With respect to each Distribution Date, the Remittance Date immediately preceding such Distribution Date.

Discount Mortgage Loan:  Any Mortgage Loan with a Net Mortgage Rate less than the applicable Designated Rate.

Disqualified Organization:  A “disqualified organization” as defined in Section 860E(e)(5) of the Code.

Distressed Mortgage Loan:  Any Mortgage Loan that at the date of determination is delinquent in payment for a period of 90 days or more without giving effect to any grace period permitted by the related Mortgage Note or for which the applicable Servicer or the Trustee has accepted a deed in lieu of foreclosure.

Distribution Date:  The 25th day of each month, or, if such 25th day is not a Business Day, the next succeeding Business Day commencing in December 2005.

Due Date:  With respect to any Mortgage Loan, the date on which a Scheduled Payment is due under the related Mortgage Note.

Due Period:  With respect to any Distribution Date, the period commencing on the second day of the month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

Eligible Account:  Either (i) an account or accounts maintained with a federal or state chartered depository institution or trust company acceptable to the Rating Agencies or (ii) an account or accounts the deposits in which are insured by the FDIC to the limits established by such corporation, provided that any such deposits not so insured shall be maintained in an account at a depository institution or trust company whose commercial paper or other short term debt obligations (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short term debt or deposit obligations of such holding company or depository institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category, or (iii) a segregated trust account or accounts (which shall be a “special deposit account”) maintained with the Trustee or any other federal or state chartered depository institution or trust company, acting in its fiduciary capacity, in a manner acceptable to the Trustee and the Rating Agencies.  Eligible Accounts may bear interest.

Eligible Investments:  Any one or more of the following obligations or securities:

(i)

direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America (“Direct Obligations”);

(ii)

federal funds, or demand and time deposits in, certificates of deposits of, or bankers’ acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories and the Trustee or any agent of the Trustee, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

(iii)

repurchase agreements collateralized by Direct Obligations or securities guaranteed by GNMA, FNMA or FHLMC with any registered broker/dealer subject to Securities Investors’ Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

(iv)

securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest short-term credit ratings of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Fund to exceed 20% of the sum of the Aggregate Principal Balance and the aggregate principal amount of all Eligible Investments in the Certificate Account; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from either Rating Agency;

(v)

commercial paper (including both non interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term ratings;

(vi)

a Qualified GIC;

(vii)

certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

(viii)

any other demand, money market fund, common trust fund or time deposit or obligation, or interest-bearing or other security or investment, (A) rated in the highest rating category by each Rating Agency or (B) that would not adversely affect the then current rating by either Rating Agency of any of the Certificates.  Such investments in this subsection (viii) may include money market mutual funds or common trust funds, including any other fund for which U.S. Bank National Association, as Trustee, the Master Servicer or an affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (x) U.S. Bank National Association, the Master Servicer or an affiliate thereof charges and collects fees and expenses from such funds for services rendered, (y) U.S. Bank National Association, the Master Servicer or an affiliate thereof charges and collects fees and expenses for services rendered pursuant to this Agreement, and (z) services performed for such funds and pursuant to this Agreement may converge at any time.  U.S. Bank National Association or an affiliate thereof is specifically authorized to charge and collect from the Trust Fund such fees as are collected from all investors in such funds for services rendered to such funds (but not to exceed investment earnings thereon);

provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations, provided that any such investment will be a “permitted investment” within the meaning of Section 860G(a)(5) of the Code.

Employee Discount Rate:  Not applicable.

Employee Mortgage Loan:  None.

ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

ERISA-Qualifying Underwriting:  A best efforts or firm commitment underwriting or private placement that meets the requirements of an Underwriter’s Exemption.

ERISA-Restricted Certificate:  Any Class R, Class LT-R, Class X, Class P, Class B7(1-3), Class B8(1-3), Class B9(1-3), Class B5(4-5), Class B6(4-5) or Class B7(4-5) Certificate or any Certificate with a rating below the lowest applicable rating permitted under the Underwriter’s Exemption.

Escrow Account:  Any account established and maintained by the applicable Servicer pursuant to the applicable Servicing Agreement.

Euroclear:  Euroclear Bank, S.A./N.V., as operator of the Euroclear System.

Event of Default:  Any one of the conditions or circumstances enumerated in Section 6.14(a).

Excess Loss:  Any Bankruptcy Loss, or portion thereof, in excess of the then-applicable Bankruptcy Loss Limit, any Fraud Loss, or portion thereof, in excess of the then-applicable Fraud Loss Limit, and any Special Hazard Loss, or portion thereof, in excess of the then-applicable Special Hazard Loss Limit.

Exchange Act:  The Securities Exchange Act of 1934, as amended.

FDIC:  The Federal Deposit Insurance Corporation or any successor thereto.

FHLMC or Freddie Mac:  The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

Final Scheduled Distribution Date:  The Distribution Date in November 2035.

Financial Asset:  The meaning specified in Section 8-102(a)(9) of the UCC.

Financial Intermediary:  A broker, dealer, bank or other financial institution or other Person that clears through or maintains a custodial relationship with a Clearing Agency Participant.

Fitch:  Fitch Ratings or any successor in interest.

FNMA or Fannie Mae:  The Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

Fraud Loss:  Any Realized Loss on a Liquidated Mortgage Loan sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with such Liquidated Mortgage Loan, as reported by the Servicer to the Master Servicer.

Fraud Loss Limit: With respect to any Distribution Date (x) prior to the first anniversary of the Cut-off Date, $5,164,374 (with respect to the Pool 1 Mortgage Loans), $6,115,685 (with respect to Pool 2 Mortgage Loans), $4,997,594 (with respect to the Pool 3 Mortgage Loans), and $7,631,311 (with respect to the Pool 4 and Pool 5 Mortgage Loans), as applicable, less the aggregate of Fraud Losses since the Cut-off Date, (y) on the first and second anniversaries of the Cut-off Date, an amount equal to (i) the lesser of (a) the Fraud Loss Limit as of the most recent anniversary of the Cut-off Date and (b) 1.00% of the aggregate principal balance of all the Pool 1, Pool 2, Pool 3 or Pool 5 Mortgage Loans, as applicable, as of the most recent anniversary of the Cut-off Date, (z) on the third and fourth anniversaries of the Cut-off Date, an amount equal to (i) the lesser of (a) the Fraud Loss Limit as of the most recent anniversary of the Cut-off Date and (b) 0.50% of the aggregate principal balance of all the Pool 1, Pool 2, Pool 3 or Pool 5 Mortgage Loans, as applicable, as of the most recent anniversary of the Cut-off Date and thereafter, the Fraud Loss Limit shall be zero.

Global Securities:  The global certificates representing the Book-Entry Certificates.

GNMA:  The Government National Mortgage Association, a wholly owned corporate instrumentality of the United States within HUD.

Group 1 Credit Support Depletion Date:  The Distribution Date on which, giving effect to all distributions on such date, the Component Principal Amounts of the B1(1), B2(1), B3(1), B4(1), B5(1), B6(1), B7(1), B8(1) and B9(1) Components have been reduced to zero.

Group 1-3 Subordinate Certificates:  The Class B1(1-3), the Class B2(1-3), Class B3(1-3), Class B4(1-3), Class B5(1-3), Class B6(1-3), Class B7(1-3), Class B8(1-3) and Class B9(1-3) Certificates.

Group 1 Subordinate Components:  The B1(1) Component, the B2(1) Component, the B3(1) Component, the B4(1) Component, the B5(1) Component, the B6(1) Component, the B7(1) Component, the B8(1) Component and the B9(1) Component.

Group 1 Subordinate Component Writedown Amount:  The amount, if any, by which the aggregate Component Principal Amount of the B1(1), B2(1), B3(1), B4(1), B5(1), B6(1), B7(1), B8(1) and B9(1) Components and the aggregate Class Principal Amount of the related Senior Certificates on any Distribution Date (after giving effect to distributions of principal and allocation of Realized Losses on that date) exceeds the total Scheduled Principal Balance of the Pool 1 Mortgage Loans for the related Distribution Date.

Group 2 Credit Support Depletion Date:  The Distribution Date on which, giving effect to all distributions on such date, the Component Principal Amounts of the B1(2), B2(2), B3(2), B4(2), B5(2), B6(2), B7(2), B8(2) and B9(2) Components have been reduced to zero.

Group 2 Subordinate Component Writedown Amount:  The amount, if any, by which the aggregate Component Principal Amount of the B1(2), B2(2), B3(2), B4(2), B5(2), B6(2), B7(2), B8(2) and B9(2) Components and the aggregate Class Principal Amount of the related Senior Certificates on any Distribution Date (after giving effect to distributions of principal and allocation of Realized Losses on that date) exceeds the total Scheduled Principal Balance of the Pool 2 Mortgage Loans for the related Distribution Date.

Group 3 Credit Support Depletion Date:  The Distribution Date on which, giving effect to all distributions on such date, the Component Principal Amounts of the B1(3), B2(3), B3(3), B4(3), B5(3), B6(3), B7(3), B8(3) and B9(3) Components have been reduced to zero.

Group 3 Subordinate Component Writedown Amount:  The amount, if any, by which the aggregate Component Principal Amount of the B1(3), B2(3), B3(3), B4(3), B5(3), B6(3), B7(3), B8(3) and B9(3) Components and the aggregate Class Principal Amount of the related Senior Certificates on any Distribution Date (after giving effect to distributions of principal and allocation of Realized Losses on that date) exceeds the total Scheduled Principal Balance of the Pool 3 Mortgage Loans for the related Distribution Date.

Group 4-5 Credit Support Depletion Date:  The Distribution Date on which, giving effect to all distributions on such date, the Class Principal Amounts of the Group 4-5 Subordinate Certificates have been reduced to zero.

Group 4-5 Subordinate Amount:  The sum of the Group Subordinate Amount for Pool 4 and the Group Subordinate Amount for Pool 5.

Group 4-5 Subordinate Certificates:  The Class B1(4-5), Class B2(4-5), Class B3(4-5), Class B4(4-5), Class B5(4-5), Class B6(4-5) and Class B7(4-5) Certificates.

Group 4-5 Subordinate Percentage:  At any time, the sum of the Class Principal Amounts of the Group 4-5 Subordinate Certificates divided by the Non-AP Pool Balance of Pool 4 and Pool 5.

Group 4-5 Subordinate Certificate Writedown Amount:  The amount, if any, by which the aggregate Class Principal Amount of Group 4-5 Subordinate Certificates and the aggregate Class Principal Amount of the related Senior Certificates on any Distribution Date (after giving effect to distributions of principal and allocation of Realized Losses on that date) exceeds the total Scheduled Principal Balance of the Pool 4 and Pool 5 Mortgage Loans for the related Distribution Date.

Group Subordinate Amount:  With respect to any Mortgage Pool and any Distribution Date, the excess of the Non-AP Pool Balance for the immediately preceding Distribution Date for that Mortgage Pool over the total Certificate Principal Amount of the related Non-AP Senior Certificates immediately prior to that Distribution Date.

Holder or Certificateholder:  The registered owner of any Certificate as recorded on the books of the Certificate Registrar except that, solely for the purposes of taking any action or giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Trustee, the Master Servicer, any Servicer, the Class 1-A1 Cap Counterparty, the Class 2-A1 Cap Counterparty, the Class 3-A1 Cap Counterparty or any Affiliate thereof shall be deemed not to be outstanding in determining whether the requisite percentage necessary to effect any such consent has been obtained, except that, in determining whether the Trustee shall be protected in relying upon any such consent, only Certificates which a Responsible Officer of the Trustee knows to be so owned shall be disregarded.  The Trustee may request and conclusively rely on certifications by the Depositor, the Master Servicer and any Servicer in determining whether any Certificates are registered to an Affiliate of the Depositor, the Master Servicer, the Class 1-A1 Cap Counterparty, the Class 2-A1 Cap Counterparty, the Class 3-A1 Cap Counterparty or such Servicer.  After a Section 7.01(c) Purchase Event other than in Sections 5.02(a) through (k) and 11.03(a) and (b) herein, and, except in the case of the Class LT-R Certificates, Sections 3.03, 3.04, 3.05, 3.06, 3.07, 3.09 and 5.07(c), (f) and (i) herein, all references in this Agreement to “Holder” or “Certificateholder” shall be deemed to be references to the LTURI-holder, as recorded on the books of the Certificate Registrar, as holder of the Lower Tier REMIC 1 Uncertificated Regular Interests.

HUD:  The United States Department of Housing and Urban Development, or any successor thereto.

Independent:  When used with respect to any Accountants, a Person who is “independent” within the meaning of Rule 2-01(b) of the Securities and Exchange Commission’s Regulation S-X.  When used with respect to any other Person, a Person who (a) is in fact independent of another specified Person and any Affiliate of such other Person, (b) does not have any material direct financial interest in such other Person or any Affiliate of such other Person, and (c) is not connected with such other Person or any Affiliate of such other Person as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

Individual Redemption Certificate:  Not applicable.

Initial LIBOR Rate:  With respect to Pool 1, Pool 2 and Pool 3, 4.10%, and with respect to Pool 5, 4.16%.

Insurance Policy:  Any Primary Mortgage Insurance Policy and any standard hazard insurance policy, flood insurance policy, earthquake insurance policy or title insurance policy relating to the Mortgage Loans or the Mortgaged Properties, to be in effect as of the Closing Date or thereafter during the term of this Agreement.

Insurance Proceeds:  Amounts paid by the insurer under any Insurance Policy, other than amounts (i) to cover expenses incurred by or on behalf of the applicable Servicer in connection with procuring such proceeds, (ii) to be applied to restoration or repair of the related Mortgaged Property, (iii) required to be paid over to the Mortgagor pursuant to law or the related Mortgage Note or (iv) to be applied toward payment of any Retained Interest.

Interest Distribution Amount:  Not applicable.

Interest Shortfall:  With respect to any Class of Certificates (other than the Class AP Certificates) and any Distribution Date, any Accrued Certificate Interest not distributed (or added to principal) with respect to any previous Distribution Date, other than any Net Prepayment Interest Shortfalls.

Interest-Only Certificates:  The Class 1-A2, Class 2-A2, Class 3-A2, Class AX and Class PAX Certificates.

Interest-Only Components:  The AX(1), AX(2), AX(3), AX(5), PAX(1), PAX(2), PAX(3) and PAX(5) Components.

Intervening Assignments:  The original intervening assignments of the Mortgage, notice of transfer or equivalent instrument.

Latest Possible Maturity Date:  The Distribution Date in November 2040.

Lehman Bank:  Lehman Brothers Bank, FSB.

Lehman Holdings:  Lehman Brothers Holdings Inc., or any successor in interest.

LIBOR:  With respect to the first Accrual Period, the Initial LIBOR Rate.  With respect to each subsequent Accrual Period, a per annum rate determined on the LIBOR Determination Date in the following manner by the Trustee on the basis of the “Interest Settlement Rate” set by the British Bankers’ Association (the “BBA”) for one-month United States dollar deposits, as such rates appear on the Telerate Page 3750, as of 11:00 a.m. (London time) on such LIBOR Determination Date.

If on such a LIBOR Determination Date, the BBA’s Interest Settlement Rate does not appear on the Telerate Page 3750 as of 11:00 a.m. (London time), or if the Telerate Page 3750 is not available on such date, the Trustee will obtain such rate from Reuters’ “page LIBOR 01” or Bloomberg’s page “BBAM”.  If such rate is not published for such LIBOR Determination Date, LIBOR for such date will be the most recently published Interest Settlement Rate.  In the event that the BBA no longer sets an Interest Settlement Rate, the Trustee will designate an alternative index that has performed, or that the Trustee expects to perform, in a manner substantially similar to the BBA’s Interest Settlement Rate.  The Trustee will select a particular index as the alternative index only if it receives an Opinion of Counsel, which opinion shall be an expense reimbursed from the Certificate Account pursuant to Section 4.04, that the selection of such index will not cause any of the REMICs to lose their classification as REMICs for federal income tax purposes.

The establishment of LIBOR by the Trustee and the Trustee’s subsequent calculation of the Certificate Interest Rate applicable to the LIBOR Certificates for the relevant Accrual Period, in the absence of manifest error, will be final and binding.

LIBOR Business Day:  Any day on which banks in London, England and The City of New York are open and conducting transactions in foreign currency and exchange.

LIBOR Certificate:  Any Class 1-A1, Class 1-A2, Class 2-A1, Class 2-A2, Class 3-A1, Class 3-A2, Class 5-A1 or Class 5-A2 Certificate.

LIBOR Component:  None.

LIBOR Determination Date:  The second LIBOR Business Day immediately preceding the commencement of each Accrual Period for any LIBOR Certificate other than the first Accrual Period.

Liquidated Mortgage Loan:  Any defaulted Mortgage Loan as to which the Mortgage Loan or related REO Property has been disposed of and as to which the Master Servicer or the applicable Servicer has determined that all amounts that it expects to recover on behalf of the Trust Fund from or on account of such Mortgage Loan have been recovered.

Liquidation Expenses:  Expenses that are incurred by the Master Servicer or a Servicer in connection with the liquidation of any defaulted Mortgage Loan and are not recoverable under the applicable Primary Mortgage Insurance Policy, including, without limitation, foreclosure and rehabilitation expenses, legal expenses and unreimbursed amounts expended pursuant to Sections 9.06, 9.16 or 9.22.

Liquidation Proceeds:  Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee’s sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan, including any amounts remaining in the related Escrow Account.

Living Holder:  Not applicable.

Loan-to-Value Ratio:  With respect to any Mortgage Loan and any date of determination, the ratio, expressed as a percentage, of (a) the principal balance of such Mortgage Loan on such date over (b) the Original Value thereof.

London Business Day:  Any day on which banks are open for dealing in foreign currency and exchange in London, England and New York City.

Lower Tier Interest:  Any one of the interests in a Lower Tier REMIC, as described in the Preliminary Statement.

Lower Tier REMIC:  REMIC I or REMIC II, as described in the Preliminary Statement.

Lower Tier REMIC 1 Uncertificated Regular Interests:  Lower Tier Interests of REMIC I constituting regular interests held in uncertificated form.

LTURI-holder:  The holder of Lower Tier REMIC 1 Uncertificated Regular Interests, which, upon the occurrence of a Section 7.01(c) Purchase Event, shall be the Master Servicer or its designee, and including any trustee in its capacity as trustee of any privately placed securitization.

Maintenance:  With respect to any Cooperative Unit, the rent or fee paid by the Mortgagor to the Cooperative Corporation pursuant to the Proprietary Lease.

Master Servicer:  Aurora, or any successor in interest, or if any successor master servicer shall be appointed as herein provided, then such successor master servicer.

Master Servicing Fee:  As to any Distribution Date, an amount equal to one-twelfth the product of (a) the Master Servicing Fee Rate and (b) the outstanding principal balance of each Mortgage Loan.

Master Servicing Fee Rate:  0.00% per annum.

Material Defect:  As defined in Section 2.02(c) hereof.

MERS:  Mortgage Electronic Registration Systems, Inc., a Delaware Corporation, or any successor in interest thereto.

MERS Mortgage Loan:  Any Mortgage Loan as to which the related Mortgage, or an Assignment of Mortgage, has been or will be recorded in the name of MERS, as agent for the holder from time to time of the Mortgage Note.

Moody’s:  Moody’s Investors Service, Inc., or any successor in interest.

Mortgage:  A mortgage, deed of trust or other instrument encumbering a fee simple interest in real property securing a Mortgage Note, together with improvements thereto.

Mortgage File:  The mortgage documents listed in Section 2.01(b) pertaining to a particular Mortgage Loan required to be delivered to the Trustee or a Custodian pursuant to this Agreement.

Mortgage Loan:  A Mortgage and the related notes or other evidences of indebtedness secured by each such Mortgage or a manufactured housing contract conveyed, transferred, sold, assigned to or deposited with the Trustee pursuant to Section 2.01 or Section 2.05, including without limitation, each Mortgage Loan listed on the Mortgage Loan Schedule, as amended from time to time.

Mortgage Loan Sale Agreement:  The agreement dated as of November 1, 2005, for the sale of the Mortgage Loans by Lehman Holdings to the Depositor.

Mortgage Loan Schedule:  The schedule attached hereto as Schedule A, which shall identify each Mortgage Loan, as such schedule may be amended from time to time to reflect the addition of Mortgage Loans to, or the deletion of Mortgage Loans from, the Trust Fund.  Such schedule shall set forth, among other things, the following information with respect to each Mortgage Loan: (i) the Mortgage Loan identifying number; (ii) the city, state and zip code of the Mortgaged Property; (iii) the original principal amount of the Mortgage Loan; (iv) the Mortgage Rate at origination; (v) the monthly payment of principal and interest at origination; (vi) the Mortgage Pool in which such Mortgage Loan is included, (vii) the Servicer of such Mortgage Loan, (viii) the term and method of calculation of Prepayment Penalty Amounts, if any, and whether such Prepayment Penalty Amounts are to be retained by the related Servicer or allocated to the Class P Certificate, (ix) whether such Mortgage Loan is an Employee Mortgage Loan, (x) the Mortgage Pool for such Mortgage Loan and (xi) the initial Custodian for such Mortgage Loan.  The Depositor shall be responsible for providing the Trustee and the Master Servicer with all amendments to the Mortgage Loan Schedule.

Mortgage Note:  The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage under a Mortgage Loan.

Mortgage Pool:  Any of Pool 1, Pool 2, Pool 3, Pool 4 or Pool 5.

Mortgage Rate:  As to any Mortgage Loan, the per annum rate at which interest accrues on such Mortgage Loan, as determined under the related Mortgage Note as reduced by any Relief Act Reductions.

Mortgaged Property:  Either of (x) the fee simple interest in real property, together with improvements thereto including any exterior improvements to be completed within 120 days of disbursement of the related Mortgage Loan proceeds, or (y) in the case of a Cooperative Loan, the related Cooperative Shares and Proprietary Lease, securing the indebtedness of the Mortgagor under the related Mortgage Loan.

Mortgagor:  The obligor on a Mortgage Note.

Negative Amortization Certificate:  None.

Net Liquidation Proceeds:  With respect to any Liquidated Mortgage Loan, the related Liquidation Proceeds net of unreimbursed expenses incurred in connection with liquidation or foreclosure and unreimbursed Advances, Servicing Advances, Servicing Fees and Retained Interest, if any, received and retained in connection with the liquidation of such Mortgage Loan.

Net Mortgage Rate:  With respect to any Mortgage Loan, the Mortgage Rate thereof reduced by the sum of the applicable Servicing Fee Rate, the applicable Retained Interest Rate, if any, and, if applicable, the premium rate on any lender-provided mortgage insurance.  The Net Mortgage Rate of any Employee Mortgage Loan shall be calculated without regard to any increase in the Mortgage Rate thereof as a result of the related Mortgagor ceasing to be an employee of the Underwriter or any of its affiliates.

Net Prepayment Interest Shortfall:  With respect to each Mortgage Pool and any Distribution Date, the excess, if any, of any Prepayment Interest Shortfalls with respect to the Mortgage Loans in such Mortgage Pool for such date over the sum of any amounts paid by the Servicers with respect to such shortfalls and any amount that is required to be paid by the Master Servicer in respect of such shortfalls pursuant to this Agreement.

Net WAC Rate:  As of any Distribution Date, the weighted average Net Mortgage Rate of the Mortgage Loans in Mortgage Pool 4, weighted on the basis of their Scheduled Principal Balances as of the first day of the related Due Period (or, in the case of the first Distribution Date, as of the Cut-off Date).

Non-AP Percentage:  As to any Discount Mortgage Loan in Pool 1, Pool 2, Pool 3 and Pool 5, the percentage equivalent of the fraction, the numerator of which is the applicable Net Mortgage Rate and the denominator of which is the applicable Designated Rate.  As to any Non-Discount Mortgage Loan, 100%.  As to any Mortgage Loan in Pool 4, 100%.

Non-AP Pool Balance:  As to any Mortgage Pool and any Distribution Date, the sum of the applicable Non-AP Percentage of the Scheduled Principal Balance of each Mortgage Loan included in applicable Mortgage Pool for that Distribution Date.

Non-AP Senior Certificate:  Any Senior Certificate other than the Interest-Only Certificates and Components and the Principal-Only Certificates and Components.

Non-Book-Entry Certificate:  Any Certificate other than a Book-Entry Certificate.

Non-Discount Mortgage Loan:  Any Mortgage Loan with a Net Mortgage Rate equal to or greater than the applicable Designated Rate.

Non-MERS Mortgage Loan:  Any Mortgage Loan other than a MERS Mortgage Loan.

Non-permitted Foreign Holder:  As defined in Section 3.03(f).

Non-U.S. Person:  Any person other than a “United States person” within the meaning of Section 7701(a)(30) of the Code.

Notice of Nonpayment.  Not applicable.

Notional Amount:  With respect to any Notional Certificate or Notional Component and any Distribution Date, such Certificate’s or Component’s Percentage Interest of the Class Notional Amount or Component Notional Amount of such Class of Certificates or Components for such Distribution Date.

Notional Certificate:  Any Class 1-A2, Class 2-A2, Class 3-A2, Class AX or Class PAX Certificate.

Offering Document:  Either of the private placement memorandum dated November 23, 2005, relating to the Class B7(1-3), Class B8(1-3), Class B9(1-3), Class B5(4-5), Class B6(4-5) and Class B7(4-5) Certificates, or the Prospectus.

Officer’s Certificate:  A certificate signed by the Chairman of the Board, any Vice Chairman, the President, any Vice President or any Assistant Vice President of a Person, and in each case delivered to the Trustee.

Opinion of Counsel:  A written opinion of counsel, reasonably acceptable in form and substance to the Trustee or the Depositor, as applicable, and who may be in-house or outside counsel to the Depositor, the Master Servicer or a Servicer but which must be Independent outside counsel with respect to any such opinion of counsel concerning the transfer of any Residual Certificate or concerning certain matters with respect to ERISA, or the taxation, or the federal income tax status, of each REMIC.  For purpose of Section 2.01(c)(i), the Opinion of Counsel referred to therein may take the form of a memorandum of law or other acceptable assurance.

Original Credit Support Percentage:  With respect to any Component of a Class of Group 1-3 Subordinate Certificates or Class of Group 4-5 Subordinate Certificates, the Credit Support Percentage for such Component or Class, respectively, on the Closing Date.

Original Group 1 Subordinate Amount:  The Group Subordinate Amount for Pool 1 as of the Cut-off Date.

Original Group 2 Subordinate Amount:  The Group Subordinate Amount for Pool 2 as of the Cut-off Date.

Original Group 3 Subordinate Amount:  The Group Subordinate Amount for Pool 3 as of the Cut-off Date.

Original Group 4-5 Subordinate Amount:  The Group 4-5 Subordinate Amount as of the Cut-off Date.

Original Value:  With respect to any Mortgage Loan, the lesser of (a) the Appraised Value of the related Mortgaged Property at the time such Mortgage Loan was originated and (b) if such Mortgage Loan was obtained to finance the acquisition of the related Mortgaged Property, the purchase price paid for the related Mortgaged Property by the Mortgagor at the time such Mortgage Loan was originated.

PAC Certificates:  Not applicable.

PAC Principal Amount:  Not applicable.

PAC Principal Amount Schedule:  Not applicable..

PAX Mortgage Loans:  The Non-Discount Mortgage Loans listed on Schedule B-2 hereto.

Paying Agent:  Any paying agent appointed pursuant to Section 3.08.

Percentage Interest:  With respect to any Certificate and the related Class, such Certificate’s percentage interest in the undivided beneficial ownership interest in the Trust Fund evidenced by all Certificates of the same Class as such Certificate.  With respect to any Certificate other than a Notional Certificate, the Percentage Interest evidenced thereby shall equal the initial Certificate Principal Amount thereof divided by the initial Class Principal Amount of all Certificates of the same Class.  With respect to any Notional Certificate, the Percentage Interest evidenced thereby shall equal the initial Class Notional Amount divided by the initial Class Notional Amount of all Certificates of the same Class. With respect to the Class X, Class P and Class LT-R Certificates, the Percentage Interest evidenced thereby shall be as specified on the face thereof, or otherwise be equal to 100%.

Permitted Servicing Amendment:  Any amendment to any Servicing Agreement pursuant to Section 11.03(a)(iii) hereunder in connection with any servicing transfer or transfer of any servicing rights.

Person:  Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Placement Agent:  Lehman Brothers Inc.

Plan Asset Regulations:  The Department of Labor regulations set forth in 29 C.F.R. 2510.3-101.

Plan:  An employee benefit plan or other retirement arrangement which is subject to Section 406 of ERISA and/or Section 4975 of the Code or any entity whose underlying assets include such plan's or arrangement's assets by reason of their investment in  the entity.

Pool 1:  The aggregate of the Mortgage Loans identified on the Mortgage Loan Schedule as being included in Pool 1.

Pool 1 Mortgage Loan:  Any Mortgage Loans in Pool 1.

Pool 1 Percentage:  With respect to each Distribution Date, the percentage obtained by dividing (x) the aggregate Class Principal Amount of the Class 1-A3 and Class 1-A4 Certificates immediately prior to such date, divided by (y) the aggregate Class Principal Amount of the Class 1-A1, Class 1-A3 and Class 1-A4 Certificates.

Pool 1 Priority Amount:  With respect to each Distribution Date, the lesser of (i) the sum of (x) the product of the Pool 1 Percentage for such date and the Scheduled Principal Amount for Pool 1 and such date and (y) the product of the Pool 1 Percentage for such date, the Shift Percentage for such date and the Unscheduled Principal Amount for Pool 1 and such date, and (ii) the aggregate Class Principal Amount of the Class 1-A3 and Class 1-A4 Certificates immediately prior to such date. Notwithstanding the foregoing, on and after the Group 1 Credit Support Depletion Date, the Class 1-A3 and Class 1-A4 Certificates shall be entitled to their share of the Senior Principal Distribution Amount for Pool 1.

Pool 2:  The aggregate of the Mortgage Loans identified on the Mortgage Loan Schedule as being included in Pool 2.

Pool 2 Mortgage Loan:  Any Mortgage Loans in Pool 2.

Pool 2 Percentage:  With respect to each Distribution Date, the percentage obtained by dividing (x) the aggregate Class Principal Amount of the Class 2-A5 and Class 2-A6 Certificates immediately prior to such date, divided by (y) the aggregate Class Principal Amount of the Class 2-A1, Class 2-A3, Class 2-A4, Class 2-A5 and Class 2-A6 Certificates.

Pool 2 Priority Amount:  With respect to each Distribution Date, the lesser of (i) the sum of (x) the product of the Pool 2 Percentage for such date and the Scheduled Principal Amount for Pool 2 and such date and (y) the product of the Pool 2 Percentage for such date, the Shift Percentage for such date and the Unscheduled Principal Amount for Pool 2 and such date, and (ii) the aggregate Class Principal Amount of the Class 2-A5 and Class 2-A6 Certificates immediately prior to such date. Notwithstanding the foregoing, on and after the Group 2 Credit Support Depletion Date, the Class 2-A5 and Class 2-A6 Certificates shall be entitled to their share of the Senior Principal Distribution Amount for Pool 2.

Pool 3:  The aggregate of the Mortgage Loans identified on the Mortgage Loan Schedule as being included in Pool 3.

Pool 3 Mortgage Loan:  Any Mortgage Loans in Pool 3.

Pool 3 Percentage:  With respect to each Distribution Date, the percentage obtained by dividing (x) the aggregate Class Principal Amount of the Class 3-A5 and Class 3-A6 Certificates immediately prior to such date, divided by (y) the aggregate Class Principal Amount of the Class 3-A1, Class 3-A3, Class 3-A4, Class 3-A5, Class 3-A6 and Class 3-A7 Certificates.

Pool 3 Priority Amount:  With respect to each Distribution Date, the lesser of (i) the sum of (x) the product of the Pool 3 Percentage for such date and the Scheduled Principal Amount for Pool 3 and such date and (y) the product of the Pool 3 Percentage for such date, the Shift Percentage for such date and the Unscheduled Principal Amount for Pool 3 and such date, and (ii) the aggregate Class Principal Amount of the Class 3-A5 and Class 3-A6 Certificates immediately prior to such date. Notwithstanding the foregoing, on and after the Group 3 Credit Support Depletion Date, the Class 3-A5 and Class 3-A6 Certificates shall be entitled to their share of the Senior Principal Distribution Amount for Pool 3.

Pool 4:  The aggregate of the Mortgage Loans identified on the Mortgage Loan Schedule as being included in Pool 4.

Pool 4 Mortgage Loan:  Any Mortgage Loans in Pool 4.

Pool 5:  The aggregate of the Mortgage Loans identified on the Mortgage Loan Schedule as being included in Pool 5.

Pool 5 Mortgage Loan:  Any Mortgage Loans in Pool 5.

Pool AX(1) Mortgage Loans:  The Non-Discount Mortgage Loans in Pool 1 excluding any Pool PAX(1) Mortgage Loans listed on Schedule B-1 hereto.

Pool AX(2) Mortgage Loans:  T The Non-Discount Mortgage Loans in Pool 2 excluding any Pool PAX(2) Mortgage Loans listed on Schedule B-1 hereto.

Pool AX(3) Mortgage Loans:  The Non-Discount Mortgage Loans in Pool 3 excluding any Pool PAX(3) Mortgage Loans listed on Schedule B-1 hereto.

Pool AX(5) Mortgage Loans:  The Non-Discount Mortgage Loans in Pool 5 excluding any Pool PAX(5) Mortgage Loans listed on Schedule B-1 hereto.

Pool PAX(1) Mortgage Loans:  The Non-Discount Mortgage Loans in Pool 1 excluding any Pool AX(1) Mortgage Loans listed on Schedule B-2 hereto.

Pool PAX (2) Mortgage Loans:  The Non-Discount Mortgage Loans in Pool 2 excluding any Pool AX(2) Mortgage Loans listed on Schedule B-2 hereto.

Pool PAX (3) Mortgage Loans:  The Non-Discount Mortgage Loans in Pool 3 excluding any Pool AX(3) Mortgage Loans listed on Schedule B-2 hereto.

Pool PAX (5) Mortgage Loans:  The Non-Discount Mortgage Loans in Pool 5 excluding any Pool AX(5) Mortgage Loans listed on Schedule B-2 hereto.

Pool Balance:  For each Mortgage Pool and any Distribution Date, the sum of the Scheduled Principal Balances of each Mortgage Loan included in such Mortgage Pool for such Distribution Date.

Preference Amount:  Not applicable.

Prepayment Interest Excess:  With respect to any Distribution Date and any Principal Prepayment in full received on the Mortgage Loans serviced by Aurora from the first day through the sixteenth day of the month during which such Distribution Date occurs, all amounts paid in respect of interest at the applicable Net Mortgage Rate on such Principal Prepayment.

Prepayment Interest Shortfall:  With respect to any Distribution Date and (x) any Principal Prepayment in part (and, with respect to those Mortgage Loans serviced by Servicers other than Aurora and any Principal Prepayment in full) and (y) any Principal Prepayment in full with respect to those Mortgage Loans serviced by Aurora if received on or after the seventeenth day of the month immediately preceding the month of such Distribution Date, but on or before the last day of the month immediately preceding the month of such Distribution Date, the difference between (i) one full month’s interest at the applicable Mortgage Rate (after giving effect to any applicable Relief Act Reduction), as reduced by the applicable Servicing Fee Rate, the Master Servicing Fee Rate (if the Master Servicer is acting as Servicer) and the applicable Retained Interest Rate, if any, on the outstanding principal balance of such Mortgage Loan immediately prior to such prepayment and (ii) the amount of interest actually received with respect to such Mortgage Loan in connection with such Principal Prepayment.

Prepayment Penalty Amounts:  With respect to any Distribution Date, all premiums or charges paid by the obligors under the related Mortgage Notes due to Principal Prepayments collected by the Servicers during the immediately preceding Prepayment Period.

Prepayment Period:  With respect to those Mortgage Loans serviced by Servicers other than Aurora and any Distribution Date and any Principal Prepayment, whether in part or in full (including any liquidation), the calendar month immediately preceding the month in which such Distribution Date occurs.  With respect to any Distribution Date and a Principal Prepayment in full (including any liquidation) with respect to those Mortgage Loans serviced by Aurora, the period from the seventeenth day of the month immediately preceding the month of such Distribution Date to the sixteenth day of the month of such Distribution Date. With respect to those Mortgage Loans serviced by Aurora, any Distribution Date and any Principal Prepayment in part, the calendar month immediately preceding the month in which such Distribution Date occurs.

Primary Mortgage Insurance Policy:  Mortgage guaranty insurance, if any, on an individual Mortgage Loan, as evidenced by a policy or certificate.

Principal-Only Certificates:  The Class AP Certificates.

Principal-Only Components:  The Class AP(1), AP(2), AP(3) and AP(5) Components.

Principal Prepayment:  Any Mortgagor payment of principal (other than a Balloon Payment) or other recovery of principal on a Mortgage Loan that is recognized as having been received or recovered in advance of its scheduled Due Date and applied to reduce the principal balance of the Mortgage Loan in accordance with the terms of the Mortgage Note or the applicable Servicing Agreement.

Proceeding:  Any suit in equity, action at law or other judicial or administrative proceeding.

Proprietary Lease:  With respect to any Cooperative Unit, a lease or occupancy agreement between a Cooperative Corporation and a holder of related Cooperative Shares.

Prospectus:  The prospectus supplement dated November 23, 2005, together with the accompanying prospectus dated September 26, 2005, relating to each Class of Certificates other than the Class B7(1-3), Class B8(1-3), Class B9(1-3), Class B5(4-5), Class B6(4-5), Class B7(4-5), Class X, Class P and Class LT-R Certificates.

Purchase Price:  With respect to the repurchase of a Mortgage Loan pursuant to this Agreement, an amount equal to the sum of (a) 100% of the unpaid principal balance of such Mortgage Loan, (b) accrued interest thereon at the Mortgage Rate, from the date as to which interest was last paid to (but not including) the Due Date immediately preceding the related Distribution Date, (c) any costs and damages incurred by the Trust Fund with respect to such Mortgage Loan in connection with any violation of any federal, state or local predatory or abusive lending laws or other similar laws and (d) any unreimbursed Servicing Advances with respect to such Mortgage Loan.  The Master Servicer or the applicable Servicer (or the Trustee, if applicable) shall be reimbursed from the Purchase Price for any Mortgage Loan or related REO Property for any Advances made with respect to such Mortgage Loan that are reimbursable to the Master Servicer, such Servicer or the Trustee under this Agreement or the related Servicing Agreement, as well as any unreimbursed Servicing Advances and accrued and unpaid Master Servicing Fees or Servicing Fees, as applicable.

QIB:  As defined in Section 3.03(c).

Qualified GIC:  A guaranteed investment contract or surety bond providing for the investment of funds in the Collection Account or the Certificate Account and insuring a minimum, fixed or floating rate of return on investments of such funds, which contract or surety bond shall:

(a)

be an obligation of an insurance company or other corporation whose long-term debt is rated by each Rating Agency in one of its two highest rating categories or, if such insurance company has no long-term debt, whose claims paying ability is rated by each Rating Agency in one of its two highest rating categories, and whose short-term debt is rated by each Rating Agency in its highest rating category;

(b)

provide that the Trustee may exercise all of the rights under such contract or surety bond without the necessity of taking any action by any other Person;

(c)

provide that if at any time the then current credit standing of the obligor under such guaranteed investment contract is such that continued investment pursuant to such contract of funds would result in a downgrading of any rating of the Certificates, the Trustee shall terminate such contract without penalty and be entitled to the return of all funds previously invested thereunder, together with accrued interest thereon at the interest rate provided under such contract to the date of delivery of such funds to the Trustee;

(d)

provide that the Trustee’s interest therein shall be transferable to any successor trustee hereunder; and

(e)

provide that the funds reinvested thereunder and accrued interest thereon be returnable to the Collection Account or the Certificate Account, as the case may be, not later than the Business Day prior to any Distribution Date.

Qualified Insurer:  An insurance company duly qualified as such under the laws of the states in which the related Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided and whose claims paying ability is rated by each Rating Agency in its highest rating category or whose selection as an insurer will not adversely affect the rating of the Certificates.

Qualifying Substitute Mortgage Loan:  In the case of a Mortgage Loan substituted for a Deleted Mortgage Loan, a Mortgage Loan that, on the date of substitution, (i) has a Scheduled Principal Balance (together with that of any other mortgage loan substituted for the same Deleted Mortgage Loan) as of the Due Date in the month in which such substitution occurs not in excess of the Scheduled Principal Balance of the related Deleted Mortgage Loan; provided, however, that, to the extent that the Scheduled Principal Balance of such Mortgage Loan is less than the Scheduled Principal Balance of the related Deleted Mortgage Loan, then a Substitution Amount shall be paid by the party effecting such substitution to the Trustee for deposit into the Certificate Account, and shall be treated as a Principal Prepayment hereunder; (ii) has a Net Mortgage Rate not lower than the Net Mortgage Rate of the related Deleted Mortgage Loan and will be a Discount Mortgage Loan if the Deleted Mortgage Loan was a Discount Mortgage Loan or a Non-Discount Mortgage Loan if the Deleted Mortgage Loan was a Non-Discount Mortgage Loan; (iii) has a remaining stated term to maturity not more than eighteen months longer than, and not more than eighteen months shorter than, the remaining term to stated maturity of the related Deleted Mortgage Loan; provided, however, in no case shall such substitute Mortgage Loan have a remaining stated term to maturity later than the Final Scheduled Distribution Date; (iv) (A) has a Loan-to-Value Ratio as of the date of such substitution of not greater than 80%; provided, however, that if the related Deleted Mortgage Loan has a Loan-to-Value Ratio of greater than 80% as of the date of such substitution, then the Loan-to-Value Ratio of such substitute Mortgage Loan may be greater than 80% but shall not be greater than the Loan-to-Value Ratio of the related Deleted Mortgage Loan and (B) the addition of such substitute Mortgage Loan does not increase the weighted average Loan-to-Value Ratio as of the date of such substitution of the related Mortgage Pool by more than 5%; (v) will comply with all of the representations and warranties relating to Mortgage Loans set forth herein, as of the date as of which such substitution occurs; (vi) is not a Cooperative Loan unless the related Deleted Mortgage Loan was a Cooperative Loan; (vii) if applicable, has the same index as and a margin not less than that of the related Deleted Mortgage Loan; (viii) has not been delinquent for a period of more than 30 days more than once in the twelve months immediately preceding such date of substitution; (ix) is covered by a Primary Mortgage Insurance Policy if the related Deleted Mortgage Loan is so covered, and the Loan-to-Value Ratio of such Mortgage Loan is greater than 80%; and (x) has a Credit Score not greater than 20 points lower than the Credit Score of the related Deleted Mortgage Loan; provided, however, that if the Deleted Mortgage Loan does not have a Credit Score, then such substitute Mortgage Loan shall have a Credit Score equal to or greater than 700.  In the event that either one mortgage loan is substituted for more than one Deleted Mortgage Loan or more than one mortgage loan is substituted for one or more Deleted Mortgage Loans, then (a) the Scheduled Principal Balance referred to in clause (i) above shall be determined such that the aggregate Scheduled Principal Balance of all such substitute Mortgage Loans shall not exceed the aggregate Scheduled Principal Balance of all Deleted Mortgage Loans and (b) each of (1) the rate referred to in clause (ii) above, (2) the remaining term to stated maturity referred to in clause (iii) above, (3) the Loan-to-Value Ratio referred to in clause (iv) above and (4) the Credit Score referred to in clause (x) above shall be determined on a weighted average basis, provided that the final scheduled maturity date of any Qualifying Substitute Mortgage Loan shall not exceed the Final Scheduled Distribution Date of any Class of Certificates.  Whenever a Qualifying Substitute Mortgage Loan is substituted for a Deleted Mortgage Loan pursuant to this Agreement, the party effecting such substitution shall certify such qualification in writing to the Trustee.  Notwithstanding any provision herein to the contrary, a Qualifying Substitute Mortgage Loan shall be deemed to have the same AP Percentage and Non-AP Percentage as that of the Deleted Mortgage Loan for which it was substituted.

Rating Agency:  Each of Moody’s and S&P.

Realized Loss:  (a) With respect to each Liquidated Mortgage Loan, an amount equal to (i) the unpaid principal balance of such Mortgage Loan as of the date of liquidation, plus (ii) interest at the applicable Net Mortgage Rate from the date as to which interest was last paid up to the last day of the month of such liquidation, minus (iii) Liquidation Proceeds received, net of amounts that are reimbursable to the Master Servicer or the applicable Servicer with respect to such Mortgage Loan (other than Advances of principal and interest) including expenses of liquidation, and (b) with respect to each Mortgage Loan that has become the subject of a Deficient Valuation, the difference between the unpaid principal balance of such Mortgage Loan immediately prior to such Deficient Valuation and the unpaid principal balance of such Mortgage Loan as reduced by the Deficient Valuation.  In determining whether a Realized Loss on a Liquidated Mortgage Loan is a Realized Loss of interest or principal, Liquidation Proceeds shall be allocated, first, to payment of expenses related to such Liquidated Mortgage Loan (including payment of any Retained Interest), then to accrued unpaid interest and finally to reduce the principal balance of the Mortgage Loan.

Recognition Agreement:  With respect to any Cooperative Loan, an agreement between the related Cooperative Corporation and the originator of such Mortgage Loan to establish the rights of such originator in the related Cooperative Property.

Record Date:  With respect to any Distribution Date and each Class of Certificates (other than the LIBOR Certificates), the close of business on the last Business Day of the month immediately preceding the month in which such Distribution Date occurs; and with respect to any Distribution Date and the LIBOR Certificates, the Business Day immediately preceding the related Distribution Date.

Redemption Certificate:  None.

Regulation S:  Regulation S promulgated under the Securities Act or any successor provision thereto, in each case as the same may be amended from time to time; and all references to any rule, section or subsection of, or definition or term contained in, Regulation S means such rule, section, subsection, definition or term, as the case may be, or any successor thereto, in each case as the same may be amended from time to time.

Regulation S Global Security:  The meaning specified in Section 3.01(c).

Reimbursement Amount:  Not applicable.

Relevant UCC:  The Uniform Commercial Code as in effect in the applicable jurisdiction.

Relief Act Reduction:  With respect to any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon as a result of application of the Servicemembers Civil Relief Act, as amended, or any similar state law or local statute, any amount by which interest collectible on such Mortgage Loan for the Due Date in the related Due Period is less than interest accrued thereon for the applicable one-month period at the Mortgage Rate without giving effect to such reduction.

REMIC:  Each of REMIC I and REMIC II, and REMIC III, as described in the Preliminary Statement hereto.

REMIC Provisions:  The provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 86OG of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations, including proposed regulations and rulings, and administrative pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

Remittance Date:  The day in each month on which each Servicer is required to remit payments to the account maintained by the Master Servicer, as specified in the related Servicing Agreement, which is the 18th day of each month (or if such 18th day is not a Business Day, the next succeeding Business Day).

REO Property:  A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan or otherwise treated as having been acquired pursuant to the REMIC Provisions.

Residual Certificate:  Any Class LT-R or Class R Certificate.

Responsible Officer:  When used with respect to the Trustee, any Vice President, Assistant Vice President, the Secretary, any assistant secretary, any Trust Officer, the Treasurer, or any assistant treasurer, working in its corporate trust department and having direct responsibility for the administration of this Agreement.

Restricted Certificate:  Any Class B7(1-3), Class B8(1-3), Class B9(1-3), Class B5(4-5), Class B6(4-5), Class B7(4-5), Class X, Class P or Class LT-R Certificate and any Restricted Global Security.

Restricted Global Security:  The meaning specified in Section 3.01(c).

Retained Interest:  Not applicable.

Retained Interest Mortgage Loan:  Not applicable.

Retained Interest Holder:  Not applicable.

Retained Interest Rate:  Not applicable.

Retained Mortgage Documents:  The meaning specified in Section 2.01(b).

S&P:  Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor in interest.

Scheduled Payment:  Each scheduled payment of principal and interest (or of interest only, if applicable) to be paid by the Mortgagor on a Mortgage Loan, as reduced (except where otherwise specified herein) by the amount of any related Debt Service Reduction (excluding all amounts of principal and interest that were due on or before the Cut-off Date whenever received) and, in the case of an REO Property, an amount equal to the Scheduled Payment that would have been due on the related Mortgage Loan if such Mortgage Loan had remained in existence.  In the case of any bi-weekly payment Mortgage Loan, all payments due on such Mortgage Loan during any Due Period shall be deemed collectively to constitute the Scheduled Payment due on such Mortgage Loan in such Due Period.

Scheduled Principal Amount:  With respect to each Distribution Date and any Mortgage Pool, the amount described in clause (i) of the definition of Senior Principal Distribution Amount with respect to such Mortgage Pool.

Scheduled Principal Balance:  With respect to (i) any Mortgage Loan as of any Distribution Date, the principal balance of such Mortgage Loan at the close of business on the Cut-off Date, after giving effect to principal payments due on or before the Cut-off Date, whether or not received, less an amount equal to principal payments due after the Cut-off Date and on or before the Due Date in the related Due Period, whether or not received from the Mortgagor or advanced by the applicable Servicer or the Master Servicer, and all amounts allocable to unscheduled principal payments (including Principal Prepayments, Net Liquidation Proceeds, Insurance Proceeds and condemnation proceeds, in each case to the extent identified and applied prior to or during the applicable Prepayment Period) and (ii) any REO Property as of any Distribution Date, the Scheduled Principal Balance of the related Mortgage Loan on the Due Date immediately preceding the date of acquisition of such REO Property by or on behalf of the Trustee (reduced by any amount applied as a reduction of principal on the Mortgage Loan).  With respect to a Liquidated Mortgage Loan, the Scheduled Principal Balance will equal zero.  With respect to any Mortgage Loan as of the Cut-off Date, as specified in the Mortgage Loan Schedule.

Section 7.01(c) Purchase Event:  The purchase of all the Lower Tier REMIC 1 Uncertificated Regular Interests.

Securities Act:  The Securities Act of 1933, as amended.

Security Agreement:  With respect to any Cooperative Loan, the agreement between the owner of the related Cooperative Shares and the originator of the related Mortgage Note that defines the terms of the security interest in such Cooperative Shares and the related Proprietary Lease.

Security Entitlement:  The meaning specified in Section 8-102(a)(17) of the UCC.

Seller:  Lehman Holdings or any successor in interest, as the context may require.

Senior Certificate:  Any Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5, Class 2-A6, Class 3-A1, Class 3-A2, Class 3-A3, Class 3-A4, Class 3-A5, Class 3-A6, Class 3-A7, Class 4-A1, Class 4-A2, Class 5-A1, Class 5-A2, Class 5-A3, Class 5-A4, Class 5-A5, Class AP, Class AX, Class PAX or Class R Certificate.

Senior Percentage:  With respect to any Mortgage Pool and any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the sum of the Class Principal Amounts of each Class of Non-AP Senior Certificates for the related Mortgage Pool immediately prior to that date and the denominator or which is the related Non-AP Pool Balance as of the beginning of the related Due Period.

Senior Prepayment Percentage:  With respect to any Mortgage Pool and any Distribution Date, occurring during the five years beginning on the first Distribution Date, 100%.  With respect to each Mortgage Pool and for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date, the related Senior Percentage plus the following percentage of the related Subordinate Percentage for such Distribution Date: for any Distribution Date in the first year thereafter, 70%; for any Distribution Date in the second year thereafter, 60%; for any Distribution Date in the third year thereafter, 40%; for any Distribution Date in the fourth year thereafter, 20%; and for any subsequent Distribution Date, 0%; provided, however, that if on any of the foregoing Distribution Dates the Senior Percentage for Pool 1, Pool 2 or Pool 3 exceeds the initial Senior Percentage for such Mortgage Pool, the Senior Prepayment Percentage for such Mortgage Pool for such Distribution Date shall once again equal 100% for such Distribution Date, and if on any Distribution Date the Senior Percentage for Pool 4 or Pool 5 exceeds the initial Senior Percentage for that Mortgage Pool, the Senior Prepayment Percentage for both Mortgage Pools for that Distribution Date will once again equal 100%

Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage for any of Pool 1, Pool 2 or Pool 3 below the level in effect for the most recent prior period specified above will be effective if, as of that Distribution Date as to which any such decrease applies, (1) the average outstanding principal balance on that Distribution Date and for the preceding five Distribution Dates of all Mortgage Loans in the related Mortgage Pool that were delinquent 60 days or more (including for this purpose any Mortgage Loans in foreclosure or bankruptcy and Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust Fund) is greater than or equal to 50% of the Group Subordinate Amounts for such Mortgage Pool immediately prior to such Distribution Date or (2) cumulative Realized Losses with respect to the Mortgage Loans in such Mortgage Pool exceed (a) with respect to any Distribution Date on or after the fifth anniversary but prior to the sixth anniversary of the first Distribution Date, 30% of the related Original Group Subordinate Amount, (b) with respect to any Distribution Date on or after the sixth anniversary but prior to the seventh anniversary of the first Distribution Date, 35% of the related Original Group Subordinate Amount, (c) with respect to any Distribution Date on or after the seventh anniversary but prior to the eighth anniversary of the first Distribution Date, 40% of the related Original Group Subordinate Amount, (d) with respect to any Distribution Date on or after the eighth anniversary but prior to the ninth anniversary of the first Distribution Date, 45% of the related Original Group Subordinate Amount and (e) with respect to any Distribution Date on or after the ninth anniversary of the first Distribution Date, 50% of the related Original Group Subordinate Amount.  In addition, no decrease in the Senior Prepayment Percentage for Pool 4 or Pool 5 below the level in effect for the most recent prior period specified above will be effective if, as of that Distribution Date as to which any such decrease applies, (1) the average outstanding principal balance on that Distribution Date and for the preceding five Distribution Dates of all Mortgage Loans in Pool 4 and Pool 5 that were delinquent 60 days or more (including for this purpose any Mortgage Loans in foreclosure or bankruptcy and Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust Fund) is greater than or equal to 50% of the Group 4-5 Subordinate Amounts for such Mortgage Pool immediately prior to such Distribution Date or (2) cumulative Realized Losses with respect to the Mortgage Loans in Pool 4 and Pool 5 exceed (a) with respect to any Distribution Date on or after the fifth anniversary but prior to the sixth anniversary of the first Distribution Date, 30% of the Original Group 4-5 Subordinate Amount, (b) with respect to any Distribution Date on or after the sixth anniversary but prior to the seventh anniversary of the first Distribution Date, 35% of the Original Group 4-5 Subordinate Amount, (c) with respect to any Distribution Date on or after the seventh anniversary but prior to the eighth anniversary of the first Distribution Date, 40% of the Original Group 4-5 Subordinate Amount, (d) with respect to any Distribution Date on or after the eighth anniversary but prior to the ninth anniversary of the first Distribution Date, 45% of the Original Group 4-5 Subordinate Amount and (e) with respect to any Distribution Date on or after the ninth anniversary of the first Distribution Date, 50% of the Original Group 4-5 Subordinate Amount.  After the Class Principal Amount of each Class of Senior Certificates for the related Mortgage Pool has been reduced to zero, the Senior Prepayment Percentage for the related Mortgage Pool will be zero.

Senior Principal Distribution Amount:  For any Mortgage Pool and any Distribution Date, the sum of the following amounts:

(i)

the product of (a) the related Senior Percentage for such date and (b) the principal portion (multiplied by the applicable Non-AP Percentage) of each Scheduled Payment (without giving effect to any Debt Service Reduction occurring prior to the Bankruptcy Coverage Termination Date), on each Mortgage Loan in the related Mortgage Pool due during the related Due Period;

(ii)

the product of (a) the related Senior Prepayment Percentage for such date and (b) each of the following amounts (multiplied by the applicable Non-AP Percentage):  (1) each Principal Prepayment on the Mortgage Loans in the related Mortgage Pool collected during the related Prepayment Period, (2) each other unscheduled collection, including any Subsequent Recovery, Insurance Proceeds and Net Liquidation Proceeds (other than with respect to any Mortgage Loan in the related Mortgage Pool that was finally liquidated during the related Prepayment Period) representing or allocable to recoveries of principal received during the related Prepayment Period, and (3) the principal portion of all proceeds of the purchase of any Mortgage Loan in the related Mortgage Pool (or, in the case of a permitted substitution, amounts representing a principal adjustment) actually received by the Trustee during the related Prepayment Period;

(iii)

with respect to unscheduled recoveries allocable to principal of any Mortgage Loan in the related Mortgage Pool that was finally liquidated during the related Prepayment Period, the lesser of (a) the related net Liquidation Proceeds allocable to principal  (multiplied by the applicable Non-AP Percentage) and (b) the product of the related Senior Prepayment Percentage for such date and the Scheduled Principal Balance  (multiplied by the applicable Non-AP Percentage) of such related Mortgage Loan at the time of liquidation; and

(iv)

any amounts described in clauses (i) through (iii) for any previous Distribution Date that remain unpaid.

If on any Distribution Date the Class Principal Amount of the Class or Classes of Non-AP Senior Certificates related to any Mortgage Pool have been reduced to zero, the Senior Principal Distribution Amount for such Class or Classes of Non-AP Senior Certificates for such date (following such reduction) and each subsequent Distribution Date shall be zero.

Senior Principal Priorities:  The priorities for distribution of principal to the Senior Certificates and Components as set forth in Exhibit O.

Servicer:  Any Servicer that has entered into any of the Servicing Agreements identified on Exhibit E hereto, or any successors in interest.

Servicing Advances:  Expenditures incurred by the Servicer in connection with the liquidation or foreclosure of a Mortgage Loan which are eligible for reimbursement under the Servicing Agreement.

Servicing Agreement:  Each servicing agreement or reconstituted servicing agreement between a Servicer and the Seller and acknowledged by the Trustee dated as of November 1, 2005 or November 30, 2005, identified on Exhibit E hereto, and any other servicing agreement entered into between a successor servicer and the Seller or the Trustee pursuant to the terms hereof.

Servicing Fee:  The Servicing Fee specified in the applicable Servicing Agreement.

Servicing Fee Rate:  With respect to any Servicer, as specified in the applicable Servicing Agreement.

Servicing Officer:  Any officer of the Master Servicer involved in or responsible for the administration and servicing or master servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Master Servicer to the Trustee and the Custodian, as such list may from time to time be amended.

Shift Percentage:  With respect to each Distribution Date occurring during the five years beginning on the first Distribution Date, 0%.  With respect to each Distribution Date occurring on or after the fifth anniversary of the first Distribution Date, the following percentage for such Distribution Date; for any Distribution Date in the first year thereafter, 30%; for any Distribution Date in the second year thereafter, 40%; for any Distribution Date in the third year thereafter, 60%; for any Distribution Date in the fourth year thereafter, 80%; and for any subsequent Distribution Date, 100%.

Special Hazard Loss:  With respect to the Mortgage Loans, (x) any Realized Loss arising out of any direct physical loss or damage to a Mortgaged Property which is caused by or results from any cause, exclusive of any loss covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property and any loss caused by or resulting from (i) normal wear and tear, (ii) conversion or other dishonest act on the part of the Trustee, the Master Servicer, any Servicer or any of their agents or employees, or (iii) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues, or (y) any Realized Loss arising from or related to the presence or suspected presence of hazardous wastes, or hazardous substances on a Mortgaged Property unless such loss is covered by a hazard policy or flood insurance policy required to be maintained in respect of such Mortgaged Property, in any case, as reported by any Servicer to the Master Servicer.

Special Hazard Loss Limit:  As of the Cut-off Date, $2,582,187 (with respect to the Pool 1 Mortgage Loans), $3,057,843 (with respect to the Pool 2 Mortgage Loans), $2,498,797 (with respect to the Pool 3 Mortgage Loans) and $3,996,018 (with respect to the Pool 4 and Pool 5 Mortgage Loans),which amount shall be reduced from time to time to an amount equal on any Distribution Date to the lesser of (a) the greatest of (i) 1.00% of the aggregate of the Scheduled Principal Balances of the Pool 1, Pool 2, or Pool 3 Mortgage Loans or Pool 4 and Pool 5 Mortgage Loans, as applicable; (ii) twice the Scheduled Principal Balance of the Mortgage Loan in Pool 1, in the case of the Pool 1 Mortgage Loans, in Pool 2, in the case of the Pool 2 Mortgage Loans, in Pool 3, in the case of the Pool 3 Mortgage Loans, or in any of Pool 4 or Pool 5, in the case of the Pool 4 and Pool 5 Mortgage Loans, having the highest Scheduled Principal Balance, and (iii) the aggregate Scheduled Principal Balances of the Pool 1, Pool 2, or Pool 3 Mortgage Loans or Pool 4 and Pool 5 Mortgage Loans, as applicable, secured by Mortgaged Properties located in the single California postal zip code area having the highest aggregate Scheduled Principal Balance of Pool 1, Pool 2, or Pool 3 Mortgage Loans or Pool 4 and Pool 5 Mortgage Loans, as applicable, of any such postal zip code area and (b) the Special Hazard Loss Limit as of the Closing Date less the amount, if any, of Special Hazard Losses incurred with respect to Pool 1, Pool 2, or Pool 3 Mortgage Loans or Pool 4 and Pool 5 Mortgage Loans, as applicable, since the Closing Date.

Specified Rating:  Not applicable.

Startup Day:  The day designated as such pursuant to Section 10.01(b) hereof.

Subordinate Certificate:  Any Class B1(1-3), Class B2(1-3), Class B3(1-3), Class B4(1-3), Class B5(1-3), Class B6(1-3), Class B7(1-3), Class B8(1-3), Class B9(1-3), Class B1(4-5), Class B2(4-5), Class B3(4-5), Class B4(4-5), Class B5(4-5), Class B6(4-5) or Class B7(4-5) Certificate.

Subordinate Certificate Writedown Amount:  Not applicable.

Subordinate Class Percentage:  For each Class of Group 4-5 Subordinate Certificates for each Distribution Date, the percentage obtained by dividing the Class Principal Amount of such Class immediately prior to such Distribution Date by the aggregate Class Principal Amount of all Group 4-5 Subordinate Certificates immediately prior to such date.

Subordinate Component:  Any B1(1), B1(2), B1(3), B2(1), B2(2), B2(3), B3(1), B3(2), B3(3), B4(1), B4(2), B4(3), B5(1), B5(2), B5(3), B6(1), B6(2), B6(3), B7(1), B7(2), B7(3), B8(1), B8(2), B8(3), B9(1), B9(2) or B9(3) Component.

Subordinate Component Percentage:  With respect to any Distribution Date and any Component of a Class of Group 1-3 Subordinate Certificates, the percentage obtained by dividing the Component Principal Amount of such Component immediately prior to such Distribution Date by the aggregate Component Principal Amount of all Components having the same parenthetical designation immediately prior to such Distribution Date.

Subordinate Component Writedown Amount:  The Group 1 Subordinate Component Writedown Amount, the Group 2 Subordinate Writedown Amount or the Group 3 Subordinate Writedown Amount, as applicable.

Subordinate Percentage:  With respect to each Mortgage Pool and any Distribution Date, the difference between 100% and the related Senior Percentage for such Distribution Date.

Subordinate Prepayment Percentage:  With respect to each Mortgage Pool and any Distribution Date, the difference between 100% and the related Senior Prepayment Percentage for such Distribution Date.

Subordinate Principal Distribution Amount:  For any Mortgage Pool and any Distribution Date, the sum of the following:

(i)

the product of (a) the related Subordinate Percentage for such date and (b) the principal portion (multiplied by the related applicable Non-AP Percentage) of each Scheduled Payment (without giving effect to any Debt Service Reduction occurring prior to the applicable Bankruptcy Coverage Termination Date) on each Mortgage Loan in the related Mortgage Pool due during the related Due Period;

(ii)

the product of (a) the related Subordinate Prepayment Percentage for such date and (b) each of the following amounts (multiplied by the applicable Non-AP Percentage):  (1) each Principal Prepayment on the Mortgage Loans in the related Mortgage Pool collected during the related Prepayment Period, (2) each other unscheduled collection, including any Subsequent Recovery, Insurance Proceeds and Net Liquidation Proceeds (other than with respect to any Mortgage Loan in the related Mortgage Pool that was finally liquidated during the related Prepayment Period) representing or allocable to recoveries of principal received during the related Prepayment Period, and (3) the principal portion of all proceeds of the purchase of any Mortgage Loan in the related Mortgage Pool (or, in the case of a permitted substitution, amounts representing a principal adjustment) actually received by the Trustee during the related Prepayment Period;

(iii)

with respect to unscheduled recoveries allocable to principal of any Mortgage Loan in the related Mortgage Pool that was finally liquidated during the related Prepayment Period, the related net Liquidation Proceeds allocable to principal (multiplied by the applicable Non-AP Percentage) less any related amount paid pursuant to subsection (iii) of the definition of Senior Principal Distribution Amount for the related Mortgage Pool; and

(iv)

any amounts described in clauses (i) through (iii) for any previous Distribution Date that remain unpaid.

Subsequent Recovery:  The amount, if any, recovered by the related Servicer or the Master Servicer with respect to a Liquidated Mortgage Loan with respect to which a Realized Loss has been incurred after liquidation and disposition of such Mortgage Loan.

Supplemental Interest Trust:  A separate trust created under the Trust Agreement that will hold the Class 1-A1 Cap Agreement, the Class 2-A1 Cap Agreement and the Class 3-A1 Cap Agreement.

Substitution Amount:  The amount, if any, by which the Scheduled Principal Balance of a Deleted Mortgage Loan exceeds the Scheduled Principal Balance of the related Qualifying Substitute Mortgage Loan, or aggregate Scheduled Principal Balance, if applicable, plus unpaid interest thereon at the applicable Net Mortgage Rate from the date on which interest was first paid through the end of the Due Period in which such substitution occurs, and any related unpaid Advances or Servicing Advances or unpaid Servicing Fees, and the amount of any costs and damages incurred by the Trust Fund associated with a violation of any applicable federal, state or local predatory or abusive lending law in  connection with the origination of such Deleted Mortgage Loan.

Tax Matters Person:  The “tax matters person” as specified in the REMIC Provisions.

Termination Price:  As defined in Section 7.01 hereof.

Title Insurance Policy:  A title insurance policy maintained with respect to a Mortgage Loan.

Transfer Agreement:  As defined in the Mortgage Loan Sale Agreement.

Transferor:  Each seller of Mortgage Loans to Lehman Holdings pursuant to a Transfer Agreement.

Trust Fund:  The corpus of the trust created pursuant to this Agreement, consisting of the Mortgage Loans (other than any Retained Interest), the assignment of the Depositor’s rights under the Mortgage Loan Sale Agreement, such amounts as shall from time to time be held in the Collection Account, the Certificate Account, any Escrow Account, the Insurance Policies, any REO Property and the other items referred to in, and conveyed to the Trustee under, Section 2.01(a).

Trustee:  U.S. Bank National Association, not in its individual capacity but solely as Trustee, or any successor in interest, or if any successor trustee or any co-trustee shall be appointed as herein provided, then such successor trustee and such co-trustee, as the case may be.

UCC:  The Uniform Commercial Code as adopted in the State of New York.

Undercollateralization Distribution:  As defined in Section 5.02(k)(ii).

Undercollateralized Class or Classes:  With respect to any Distribution Date, any Non-AP Senior Certificate or Certificates (other than a Class of Non-AP Senior Certificates related to any of Pool 1, Pool 2 or Pool 3) relating to a Mortgage Pool as to which the aggregate Certificate Principal Amount thereof (other than Pool 1, Pool 2 or Pool 3), after giving effect to distributions pursuant to Sections 5.02(a) and (b) on such date, is greater than the Non-AP Pool Balance of the related Mortgage Pool for such Distribution Date.

Underwriter:  Lehman Brothers Inc.

Underwriter’s Exemption:  Prohibited Transaction Exemption 2002-41, 67 Fed. Reg. 54487 (2002), as amended (or any successor thereto), or any substantially similar administrative exemption granted by the U.S. Department of Labor.

Unpaid Basis Risk Shortfall:  With respect to any Distribution Date and any of the Class 1-A1, Class 2-A1 or Class 3-A1 Certificates, the aggregate of all Basis risk Shortfalls with respect to such Class remaining unpaid from previous Distribution Dates, plus interest accrued thereon at the Certificate Interest Rate.

Unscheduled Principal Amount:  With respect to each Distribution Date and any Mortgage Pool, the amount described in clauses (ii) and (iii) of the definition of Senior Principal Distribution Amount with respect to such Mortgage Pool.

Voting Interests:  The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions of this Agreement.  At all times during the term of this Agreement until the Class Notional Amount of each Class of Notional Certificates has been reduced to zero, 93% of all Voting Interests shall be allocated to the Certificates other than the Notional Certificates and the Class P and Class X Certificates.  The Class P and Class X Certificates shall each be allocated 1% of all Voting Interests, and 5% of all Voting Interests shall be allocated to the Notional Certificates.  After the Class Notional Amount of each Class of Notional Certificate has been reduced to zero, 100% of all Voting Interests shall be allocated to the remaining Classes of Certificates.  Voting Interests allocated to the Notional Certificates shall be allocated among the Classes of such Certificates (and among the Certificates of each such Class) in proportion to their Class Notional Amounts (or Notional Amounts).  Voting Interests shall be allocated among the other Classes of Certificates (and among the Certificates of each such Class) in proportion to their Class Principal Amounts (or Certificate Principal Amounts).  In the case of the purchase by the Master Servicer of the Lower Tier REMIC 1 Uncertificated Regular Interests pursuant to a Section 7.01(c) Purchase Event, the LTURI-holder shall be allocated 100% of the Voting Interests and upon such purchase any provisions in this Agreement which requires a vote by, a direction or notice given by, an action taken by, a request in writing by or the consent of, any percentage of the Holders of the Certificates or any Class of Certificates may be exercised by the LTURI-holder.

Section 1.02.  Calculations Respecting Mortgage Loans.

Calculations required to be made pursuant to this Agreement with respect to any Mortgage Loan in the Trust Fund shall be made based upon current information as to the terms of the Mortgage Loans and reports of payments received from the Mortgagor on such Mortgage Loans and payments to be made to the Trustee as supplied to the Trustee by the Master Servicer.  The Trustee shall not be required to recompute, verify or recalculate the information supplied to it by the Master Servicer.

ARTICLE II

DECLARATION OF TRUST;
ISSUANCE OF CERTIFICATES

Section 2.01.  Creation and Declaration of Trust Fund; Conveyance of Mortgage Loans.

(a)

Concurrently with the execution and delivery of this Agreement, the Depositor does hereby transfer, assign, set over, deposit with and otherwise convey to the Trustee, without recourse, subject to Sections 2.02, 2.04, 2.05 and 2.06, in trust, all the right, title and interest of the Depositor in and to the Mortgage Loans.  Such conveyance includes, without limitation, the right to all distributions of principal and interest received on or with respect to the Mortgage Loans on and after the Cut-off Date (other than payments of principal and interest due on or before such date) and all such payments due after such date but received prior to such date and intended by the related Mortgagors to be applied after such date, together with all of the Depositor’s right, title and interest in and to the Collection Account and all amounts from time to time credited to and the proceeds of the Collection Account, the Certificate Account and all amounts from time to time credited to and the proceeds of the Certificate Account, any Escrow Account established pursuant to Section 9.06 hereof, the Basis Risk Reserve Fund established pursuant to Section 5.07 and all amounts from time to time credited to and the proceeds of any such Escrow Account, any REO Property and the proceeds thereof, the Depositor’s rights under any Insurance Policies related to the Mortgage Loans, and the Depositor’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties and any Additional Collateral, and any proceeds of the foregoing, to have and to hold, in trust; and the Trustee declares that, subject to the review provided for in Section 2.02, it (or a Custodian on its behalf) has received and shall hold the Trust Fund, as trustee, in trust, for the benefit and use of the Holders of the Certificates and for the purposes and subject to the terms and conditions set forth in this Agreement, and, concurrently with such receipt, has caused to be executed, authenticated and delivered to or upon the order of the Depositor, in exchange for the Trust Fund, Certificates in the authorized denominations evidencing the entire ownership of the Trust Fund.

Concurrently with the execution and delivery of this Agreement and the Class 1-A1 Cap Agreement, the Depositor does hereby assign to the Trustee all of its rights and interest under the Mortgage Loan Sale Agreement including all rights of the Seller under the Servicing Agreements and Transfer Agreements to the extent assigned under such Mortgage Loan Sale Agreement.  The Trustee hereby accepts such assignment, and shall be entitled to exercise all rights of the Depositor under the Mortgage Loan Sale Agreement as if, for such purpose, it were the Depositor.  The foregoing sale, transfer, assignment, set-over, deposit and conveyance does not and is not intended to result in creation or assumption by the Trustee of any obligation of the Depositor, the Seller, or any other Person in connection with the Mortgage Loans or any other agreement or instrument relating thereto except as specifically set forth herein.  The Depositor hereby confirms it directs the Trustee, solely in its capacity as Trustee of the Supplemental Interest Trust created hereunder, to execute and deliver the Class 1-A1 Cap Agreement, the Class 2-A1 Cap Agreement and the Class 3-A1 Cap Agreement. The Trustee shall have no duty or responsibility to enter into any other interest rate cap agreement upon the expiration or termination of the Class 1-A1 Cap Agreement, the Class 2-A1 Cap Agreement or the Class 3-A1 Cap Agreement.

It is agreed and understood by the Depositor and the Trustee (and the Depositor has so represented and recognized in the Mortgage Loan Sale Agreement) that it is not intended that any Mortgage Loan to be included in the Trust Fund be a (i) “High-Cost Home Loan” as defined in the New Jersey Home Ownership Act effective November 27, 2003; (ii) “High-Cost Home Loan” as defined in the New Mexico Home Loan Protection Act effective January 1, 2004; (iii) “High-Cost Home Mortgage Loans” as defined in the Massachusetts Predatory Home Loan Practices Act effective November 7, 2004 and (iv) “High Cost Home Loans” as defined in the Indiana Home Loan Practices Act effective January 1, 2005.

(b)

In connection with such transfer and assignment, the Depositor does hereby deliver and deposit with, or cause to be delivered to and deposited with, the Trustee, and/or any custodian acting on the Trustee’s behalf, if applicable, the following documents or instruments with respect to each Mortgage Loan (each a “Mortgage File”) so transferred and assigned:

(i)

with respect to each Mortgage Loan, the original Mortgage Note endorsed without recourse in proper form to the order of the Trustee, as shown in Exhibit B-4, or in blank (in each case, with all necessary intervening endorsements as applicable);

(ii)

the original of any guarantee, security agreement or pledge agreement executed in connection with the Mortgage Note, assigned to the Trustee;

(iii)

with respect to each Mortgage Loan other than a Cooperative Loan, the original recorded Mortgage with evidence of recording indicated thereon and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon or, if such Mortgage or power of attorney has been submitted for recording but has not been returned from the applicable public recording office, has been lost or is not otherwise available, a copy of such Mortgage or power of attorney, as the case may be, certified to be true and complete copy of the original submitted for recording.  If, in connection with any Mortgage Loan, the Depositor cannot deliver the Mortgage with evidence of recording thereon on or prior to the Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost, the Depositor shall deliver or cause to be delivered to the Trustee (or its custodian), in the case of a delay due to recording, a true copy of such Mortgage, pending delivery of the original thereof, together with an Officer’s Certificate of the Depositor certifying that the copy of such Mortgage delivered to the Trustee (or its custodian) is a true copy and that the original of such Mortgage has been forwarded to the public recording office, or, in the case of a Mortgage that has been lost, a copy thereof (certified as provided for under the laws of the appropriate jurisdiction) and a written Opinion of Counsel acceptable to the Trustee and the Depositor that an original recorded Mortgage is not required to enforce the Trustee’s interest in the Mortgage Loan;

(iv)

the original of each assumption, modification or substitution agreement, if any, relating to the Mortgage Loans, or, as to any assumption, modification or substitution agreement which cannot be delivered on or prior to the Closing Date because of a delay caused by the public recording office where such assumption, modification or substitution agreement has been delivered for recordation, a photocopy of such assumption, modification or substitution agreement, pending delivery of the original thereof, together with an Officer’s Certificate of the Depositor certifying that the copy of such assumption, modification or substitution agreement delivered to the Trustee (or its custodian) is a true copy and that the original of such agreement has been forwarded to the public recording office;

(v)

with respect to each Non-MERS Mortgage Loan other than a Cooperative Loan, the original Assignment of Mortgage for each Mortgage Loan;

(vi)

if applicable, such original intervening assignments of the Mortgage, notice of transfer or equivalent instrument (each, an “Intervening Assignment”), as may be necessary to show a complete chain of assignment from the originator, or, in the case of an Intervening Assignment that has been lost, a written Opinion of Counsel acceptable to the Depositor that such original Intervening Assignment is not required to enforce the Trustee’s interest in the Mortgage Loans;

(vii)

the original Primary Mortgage Insurance Policy or certificate, if private mortgage guaranty insurance is required;

(viii)

with respect to each Mortgage Loan other than a Cooperative Loan, the original mortgagee title insurance policy or attorney’s opinion of title and abstract of title;

(ix)

the original of any security agreement, chattel mortgage or equivalent executed in connection with the Mortgage or as to any security agreement, chattel mortgage or their equivalent that cannot be delivered on or prior to the Closing Date because of a delay caused by the public recording office where such document has been delivered for recordation, a photocopy of such document, pending delivery of the original thereof, together with an Officer’s Certificate of the Depositor certifying that the copy of such security agreement, chattel mortgage or their equivalent delivered to the Trustee (or its custodian) is a true copy and that the original of such document has been forwarded to the public recording office;

(x)

with respect to any Cooperative Loan, the Cooperative Loan Documents;

(xi)

in connection with any pledge of Additional Collateral, the original additional collateral pledge and security agreement executed in connection therewith, assigned to the Trustee; and

(xii)

with respect to any manufactured housing contract, any related manufactured housing sales contract, installment loan agreement or participation interest.

The parties hereto acknowledge and agree that the form of endorsement attached hereto as Exhibit B-4 is intended to effect the transfer to the Trustee, for the benefit of the Certificateholders, of the Mortgage Notes and the Mortgages.

Notwithstanding the above, certain of the Mortgage Files to be delivered and deposited with LaSalle Bank National Association, as custodian for the Mortgage Loans serviced by Wells Fargo, shall include only the documents or instruments referred to in (i), (ii), (iv) and (v) above and the other documents identified above shall be delivered to and held by Wells Fargo, as servicer, acting on the Trustee’s behalf.  Upon the occurrence of a Document Transfer Event or at the request of the Trustee, Wells Fargo will deliver any documents referred to in (iii), (vi), (vii), (viii), (ix), (x), (xi) and (xii) above (the “Retained Mortgage Documents”).

(c)

 (i) Assignments of Mortgage with respect to each Non-MERS Mortgage Loan other than a Cooperative Loan shall be recorded; provided, however, that such Assignments of Mortgage need not be recorded if, in the Opinion of Counsel (which must be from Independent counsel) (which Opinion of Counsel may be in the form of a memorandum of law) acceptable to the Trustee and the Rating Agencies, recording in such states is not required to protect the Trustee’s interest in the related Non-MERS Mortgage Loans.  Subject to the preceding sentence, as soon as practicable after the Closing Date (but in no event more than 3 months thereafter except to the extent delays are caused by the applicable recording office), the Trustee, at the expense of the Depositor and with the cooperation of the applicable Servicer, shall cause to be properly recorded by such Servicer in each public recording office where the related Mortgages are recorded each Assignment of Mortgage referred to in subsection (b)(v) above with respect to each Non-MERS Mortgage Loan.  With respect to each Cooperative Loan, the Trustee, at the expense of the Depositor and with the cooperation of the applicable Servicer, shall cause such Servicer to take such actions as are necessary under applicable law in order to perfect the interest of the Trustee in the related Mortgaged Property.

(ii)

With respect to each MERS Mortgage Loan, the applicable Servicer, at the expense of the Depositor and with the cooperation of the Trustee, shall take such actions as are necessary to cause the Trustee to be clearly identified as the owner of each such Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

(d)

In instances where a Title Insurance Policy is required to be delivered to the Trustee, or to the applicable Custodian on behalf of the Trustee, under clause (b)(viii) above and is not so delivered, the Depositor will provide a copy of such Title Insurance Policy to the Trustee, or to the applicable Custodian on behalf of the Trustee, as promptly as practicable after the execution and delivery hereof, but in any case within 180 days of the Closing Date.

(e)

For Mortgage Loans (if any) that have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Depositor, in lieu of delivering the above documents, herewith delivers to the Trustee, or to the applicable Custodian on behalf of the Trustee, an Officer’s Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the applicable Collection Account pursuant to Section 4.01 have been so deposited.  All original documents that are not delivered to the Trustee or the applicable Custodian on behalf of the Trustee shall be held by the applicable Servicer in trust for the benefit of the Trustee and the Certificateholders.

Section 2.02.  Acceptance of Trust Fund by Trustee: Review of Documentation for Trust Fund.

(a)

The Trustee, by execution and delivery hereof, acknowledges receipt by it or a Custodian on behalf of the Trustee, of the Mortgage Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule, subject to review thereof by the Trustee, or by the applicable Custodian on behalf of the Trustee, under this Section 2.02.  The Trustee, or the applicable Custodian on behalf of the Trustee, will execute and deliver to the Trustee, the Depositor and the Master Servicer on the Closing Date an Initial Certification in the form annexed hereto as Exhibit B-1 (or in the form annexed to the applicable Custodial Agreement as Exhibit B-1, as applicable.

(b)

Within 45 days after the Closing Date, the Trustee or the applicable Custodian will, on behalf of the Trustee and for the benefit of Holders of the Certificates, review each Mortgage File to ascertain that all required documents set forth in Section 2.01 have been received and appear on their face to contain the requisite signatures by or on behalf of the respective parties thereto, and shall deliver to the Trustee, the Depositor and the Master Servicer an Interim Certification in the form annexed hereto as Exhibit B-2 (or in the form annexed to the applicable Custodial Agreement as Exhibit B-2, as applicable to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan prepaid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all of the applicable documents specified in Section 2.01(b) are in its possession and (ii) such documents have been reviewed by it and appear to relate to such Mortgage Loan.  The Trustee, or the applicable Custodian on behalf of the Trustee, shall make sure that the documents are executed and endorsed, but shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that the same are valid, binding, legally effective, properly endorsed, genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded or are in recordable form or that they are other than what they purport to be on their face.  Neither the Trustee nor any Custodian shall have any responsibility for verifying the genuineness or the legal effectiveness of or authority for any signatures of or on behalf of any party or endorser.

(c)

If in the course of the review described in paragraph (b) above the Trustee or the applicable Custodian discovers any document or documents constituting a part of a Mortgage File that is missing, does not appear regular on its face (i.e., is mutilated, damaged, defaced, torn or otherwise physically altered) or appears to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule (each, a “Material Defect”), the Trustee, or the applicable Custodian on behalf of the Trustee, shall promptly identify the Mortgage Loan to which such Material Defect relates in the Interim Certification delivered to the Depositor, the Master Servicer and the Trustee.  Within 90 days of its receipt of such notice, the Transferor, or if the Transferor does not do so, the Depositor shall be required to cure such Material Defect (and, in such event, the Depositor shall provide the Trustee with an Officer’s Certificate confirming that such cure has been effected).  If the applicable Transferor or the Depositor, as applicable, does not so cure such Material Defect, it shall, if a loss has been incurred with respect to such Mortgage Loan that would, if such Mortgage Loan were not purchased from the Trust Fund, constitute a Realized Loss, and such loss is attributable to the failure of the applicable Transferor or the Depositor to cure such Material Defect, repurchase the related Mortgage Loan from the Trust Fund at the Purchase Price.  A loss shall be deemed to be attributable to the failure of the applicable Transferor or the Depositor to cure a Material Defect if, as determined by the Depositor, upon mutual agreement with the Trustee each acting in good faith, absent such Material Defect, such loss would not have been incurred.  Within the two-year period following the Closing Date, the Depositor may, in lieu of repurchasing a Mortgage Loan pursuant to this Section 2.02, substitute for such Mortgage Loan a Qualifying Substitute Mortgage Loan subject to the provisions of Section 2.05.  The failure of the Trustee or the applicable Custodian to give the notice contemplated herein within 45 days after the Closing Date shall not affect or relieve the Depositor of its obligation to repurchase any Mortgage Loan pursuant to this Section 2.02 or any other Section of this Agreement requiring the repurchase of Mortgage Loans from the Trust Fund.

(d)

Within 180 days following the Closing Date, the Trustee, or the applicable Custodian, shall deliver to the Trustee, the Depositor and the Master Servicer a Final Certification substantially in the form annexed hereto as Exhibit B-3 (or in the form annexed to the applicable Custodial Agreement as Exhibit B-3, as applicable evidencing the completeness of the Mortgage Files in its possession or control, with any exceptions noted thereto.

(e)

Nothing in this Agreement shall be construed to constitute an assumption by the Trust Fund, the Trustee or the Certificateholders of any unsatisfied duty, claim or other liability on any Mortgage Loan or to any Mortgagor.

(f)

Each of the parties hereto acknowledges that each Custodian shall perform the applicable review of the Mortgage Loans covered by its Custodial Agreement and deliver the respective certifications thereof as provided in this Section 2.02.

Section 2.03.  Representations and Warranties of the Depositor.

(a)

The Depositor hereby represents and warrants to the Trustee, for the benefit of Certificateholders, and to the Master Servicer, as of the Closing Date or such other date as is specified, that:

(i)

the Depositor is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and has full corporate power and authority to own its property, to carry on its business as presently conducted, to enter into and perform its obligations under this Agreement, and to create the trust pursuant hereto;

(ii)

the execution and delivery by the Depositor of this Agreement have been duly authorized by all necessary corporate action on the part of the Depositor; neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties or the certificate of incorporation or bylaws of the Depositor;

(iii)

the execution, delivery and performance by the Depositor of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

(iv)

this Agreement has been duly executed and delivered by the Depositor and, assuming due authorization, execution and delivery by the Trustee and the Master Servicer, constitutes a valid and binding obligation of the Depositor enforceable against it in accordance with its terms except as such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law;

(v)

there are no actions, suits or proceedings pending or, to the knowledge of the Depositor, threatened or likely to be asserted against or affecting the Depositor, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter which in the judgment of the Depositor will be determined adversely to the Depositor and will if determined adversely to the Depositor materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect its ability to perform its obligations under this Agreement; and

(vi)

immediately prior to the transfer and assignment of the Mortgage Loans to the Trustee, the Depositor was the sole owner of record and holder of each Mortgage Loan, and the Depositor had good and marketable title thereto, and had full right to transfer and sell each Mortgage Loan to the Trustee free and clear, subject only to (1) liens of current real property taxes and assessments not yet due and payable and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the related Mortgaged Property is located and specifically referred to in the lender’s Title Insurance Policy or attorney’s opinion of title and abstract of title delivered to the originator of such Mortgage Loan, and (3) such other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage, of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement.

(b)

The representations and warranties of each Transferor with respect to the related Mortgage Loans in the applicable Transfer Agreement, which have been assigned to the Trustee hereunder, were made as of the date specified in the applicable Transfer Agreement (or underlying agreement, if such Transfer Agreement is in the form of an assignment of a prior agreement).  To the extent that any fact, condition or event with respect to a Mortgage Loan constitutes a breach of both (i) a representation or warranty of the applicable Transferor under the applicable Transfer Agreement and (ii) a representation or warranty of Lehman Holdings under the Mortgage Loan Sale Agreement, the only right or remedy of the Trustee or of any Certificateholder shall be the Trustee’s right to enforce the obligations of the applicable Transferor under any applicable representation or warranty made by it.  The Trustee acknowledges that Lehman Holdings shall have no obligation or liability with respect to any breach of a representation or warranty made by it with respect to the Mortgage Loans if the fact, condition or event constituting such breach also constitutes a breach of a representation or warranty made by the applicable Transferor in the applicable Transfer Agreement, without regard to whether such Transferor fulfills its contractual obligations in respect of such representation or warranty.  The Trustee further acknowledges that the Depositor shall have no obligation or liability with respect to any breach of any representation or warranty with respect to the Mortgage Loans (except as set forth in Section 2.03(a)(vi)) under any circumstances.

Section 2.04.  Discovery of Breach.

It is understood and agreed that the representations and warranties (i) of the Depositor set forth in Section 2.03 hereof, (ii) of Lehman Holdings set forth in the Mortgage Loan Sale Agreement and assigned to the Trustee by the Depositor hereunder and (iii) of each Transferor, assigned by Lehman Holdings to the Depositor pursuant to the Mortgage Loan Sale Agreement and assigned to the Trustee by the Depositor hereunder, shall each survive delivery of the Mortgage Files and the Assignment of Mortgage of each Mortgage Loan to the Trustee and shall continue throughout the term of this Agreement.  Upon discovery by any of the Depositor, the Master Servicer or the Trustee of a breach of any of such representations and warranties that adversely and materially affects the value of the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties.  Within 90 days of the discovery of a breach of any representation or warranty given to the Trustee by the Depositor, any Transferor or Lehman Holdings and assigned to the Trustee hereunder, the Depositor, such Transferor or Lehman Holdings shall either (a) cure such breach in all material respects, (b) repurchase such Mortgage Loan or any property acquired in respect thereof from the Trustee at the Purchase Price or (c) within the two year period following the Closing Date, substitute a Qualifying Substitute Mortgage Loan for the affected Mortgage Loan.  In the event of the discovery of a breach of any representation and warranty of any Transferor assigned to the Trustee, the Trustee shall enforce its rights under the applicable Transfer Agreement and the Mortgage Loan Sale Agreement for the benefit of the Certificateholders.  As provided in the Mortgage Loan Sale Agreement, if any Transferor substitutes for a Mortgage Loan for which there is a breach of any representations and warranties in the related Transfer Agreement which adversely and materially affects the value of such Mortgage Loan and such substitute mortgage loan is not a Qualifying Substitute Mortgage Loan, under the terms of the Mortgage Loan Sale Agreement, Lehman Holdings will, in exchange for such Substitute Mortgage Loan, either (i) provide the applicable Purchase Price for the affected Mortgage Loan or (ii) within two years of the Closing Date, substitute such affected Mortgage Loan with a Qualifying Substitute Mortgage Loan.

Section 2.05.  Repurchase, Purchase or Substitution of Mortgage Loans.

(a)

With respect to any Mortgage Loan repurchased by the Depositor pursuant to this Agreement, by Lehman Holdings pursuant to the Mortgage Loan Sale Agreement or by any Transferor pursuant to the applicable Transfer Agreement, the principal portion of the funds received by the Trustee in respect of such repurchase of a Mortgage Loan will be considered a Principal Prepayment and shall be deposited in the Collection Account.  The Trustee, upon receipt of the full amount of the Purchase Price for a Deleted Mortgage Loan, or upon its receipt of notification from the applicable Custodian that it has received the Mortgage File for a Qualifying Substitute Mortgage Loan substituted for a Deleted Mortgage Loan (and any applicable Substitution Amount), shall release or cause to be released and reassigned to the Depositor, Lehman Holdings or the applicable Transferor, as applicable, the related Mortgage File for the Deleted Mortgage Loan and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as shall be necessary to vest in such party or its designee or assignee title to any Deleted Mortgage Loan released pursuant hereto, free and clear of all security interests, liens and other encumbrances created by this Agreement, which instruments shall be prepared by the applicable Servicer or the Trustee (or its custodian), and the Trustee shall have no further responsibility with respect to the Mortgage File relating to such Deleted Mortgage Loan.  The Seller indemnifies and holds the Trust Fund, the Trustee, the Depositor and each Certificateholder harmless against any and all taxes, claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, fees and expenses that the Trust Fund, the Trustee, the Depositor and any Certificateholder may sustain in connection with any actions of the Seller relating to a repurchase of a Mortgage Loan other than in compliance with the terms of this Section 2.05 and the Mortgage Loan Sale Agreement, to the extent that any such action causes (i) any federal or state tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on “prohibited transactions” under Section 860F(2) of the Code, or (ii) any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding.

(b)

With respect to each Qualifying Substitute Mortgage Loan to be delivered to the Trustee (or its custodian) pursuant to the terms of this Article II in exchange for a Deleted Mortgage Loan:  (i) the Depositor, the applicable Transferor or Lehman Holdings must deliver to the Trustee (or its custodian) the Mortgage File for the Qualifying Substitute Mortgage Loan containing the documents set forth in Section 2.01(b) along with a written certification certifying as to the delivery of such Mortgage File and containing the granting language set forth in Section 2.01(a); and (ii) the Depositor will be deemed to have made, with respect to such Qualifying Substitute Mortgage Loan, each of the representations and warranties made by it with respect to the related Deleted Mortgage Loan.  As soon as practicable after the delivery of any Qualifying Substitute Mortgage Loan hereunder, the Trustee, at the expense of the Depositor and at the direction and with the cooperation of the applicable Servicer, shall, with respect to a Qualifying Substitute Mortgage Loan that is a Non-MERS Mortgage Loan, cause the Assignment of Mortgage to be recorded by such Servicer if required pursuant to Section 2.01(c)(i), or the Servicer shall, with respect to a Qualifying Substitute Mortgage Loan that is a MERS Mortgage Loan, cause to be taken such actions as are necessary to cause the Trustee to be clearly identified as the owner of each such Mortgage Loan on the records of MERS if required pursuant to Section 2.01(c)(ii).

(c)

Notwithstanding any other provision of this Agreement, the right to substitute Mortgage Loans pursuant to this Article II shall be subject to the additional limitations that no substitution of a Qualifying Substitute Mortgage Loan for a Deleted Mortgage Loan shall be made unless the Trustee has received an Opinion of Counsel (at the expense of the party seeking to make the substitution) that, under current law, such substitution will not (A) affect adversely the status of any REMIC established hereunder as a REMIC, or of the related “regular interests” as “regular interests” in any such REMIC, or (B) cause any such REMIC to engage in a prohibited transaction or prohibited contribution pursuant to the REMIC Provisions.

Section 2.06.  Grant Clause.

(a)

It is intended that the conveyance of the Depositor’s right, title and interest in and to property constituting the Trust Fund pursuant to this Agreement shall constitute, and shall be construed as, a sale of such property and not a grant of a security interest to secure a loan.  However, if such conveyance is deemed to be in respect of a loan, it is intended that:  (1) the rights and obligations of the parties shall be established pursuant to the terms of this Agreement; (2) the Depositor hereby grants to the Trustee for the benefit of the Holders of the Certificates a first priority security interest to secure repayment of an obligation in an amount equal to the aggregate Class Principal Amount of the Certificates (or the aggregate principal balance of the Lower Tier REMIC 1 Uncertificated Regular Interests, if applicable) in all of the Depositor’s right, title and interest in, to and under, whether now owned or hereafter acquired, the Trust Fund and all proceeds of any and all property constituting the Trust Fund to secure payment of the Certificates or Lower Tier REMIC 1 Uncertificated Regular Interests, as applicable; and (3) this Agreement shall constitute a security agreement under applicable law.  If such conveyance is deemed to be in respect of a loan and the Trust created by this Agreement terminates prior to the satisfaction of the claims of any Person holding any Certificate or Lower Tier REMIC 1 Uncertificated Regular Interests, as applicable, the security interest created hereby shall continue in full force and effect and the Trustee shall be deemed to be the collateral agent for the benefit of such Person, and all proceeds shall be distributed as herein provided.

(b)

The Depositor shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.  The Depositor will, at its own expense, make all initial filings on or about the Closing Date and shall forward a copy of such filing or filings to the Trustee.  Without limiting the generality of the foregoing, the Depositor shall prepare and forward for filing, or shall cause to be forwarded for filing, at the expense of the Depositor, all filings necessary to maintain the effectiveness of any original filings necessary under the Relevant UCC to perfect the Trustee’s security interest in or lien on the Mortgage Loans, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of the Seller, the Depositor or the Trustee, (2) any change of location of the jurisdiction of organization of the Seller or the Depositor, (3) any transfer of any interest of the Seller or the Depositor in any Mortgage Loan or (4) any change under the Relevant UCC or other applicable laws.  Neither the Seller nor the Depositor shall organize under the law of any jurisdiction other than the State under which each is organized as of the Closing Date (whether changing its jurisdiction of organization or organizing under an additional jurisdiction) without giving 30 days prior written notice of such action to its transferee, including the Trustee.  Before effecting such change, the Seller or the Depositor proposing to change its jurisdiction of organization shall prepare and file in the appropriate filing office any financing statements or other statements necessary to continue the perfection of the interests of its transferees, including the Trustee, in the Mortgage Loans.  In connection with the transactions contemplated by this Agreement, each of the Seller and the Depositor authorizes its transferee to file in any filing office any initial financing statements, any amendments to financing statements, any continuation statements, or any other statements or filings described in this paragraph (b).

ARTICLE III

THE CERTIFICATES

Section 3.01.  The Certificates.

(a)

The Certificates shall be issuable in registered form only and shall be securities governed by Article 8 of the UCC.  The Book-Entry Certificates will be evidenced by one or more certificates, beneficial ownership of which will be held in the dollar denominations in Certificate Principal Amount or Notional Amount, as applicable, or in the Percentage Interests, specified herein.  Each Class of Book-Entry Certificates shall be issued in the minimum denominations in Certificate Principal Amount (or Notional Amount) or Percentage Interest specified in the Preliminary Statement hereto and in integral multiples of $1 or 5% (in the case of Certificates issued in Percentage Interests) in excess thereof.  Each Class of Non-Book Entry Certificates other than the Residual Certificate shall be issued in definitive, fully registered form in the minimum denominations in Certificate Principal Amount (or Notional Amount) specified in the Preliminary Statement hereto and in integral multiples of $1 in excess thereof.  The Residual Certificates shall each be issued as a single Certificate and maintained in definitive, fully registered form in a minimum denomination equal to 100% of the Percentage Interest of each such Class.  The Class P and Class X Certificates shall be maintained in definitive, fully registered form and shall be issued in a minimum denomination equal to 10% of the Percentage Interest of such Class.  The Certificates may be issued in the form of typewritten certificates.  One Certificate of each Class of Certificates other than any Class of Residual Certificates may be issued in any denomination in excess of the minimum denomination.

(b)

The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer.  Each Certificate shall, on original issue, be authenticated by the Trustee upon the order of the Depositor upon receipt by the Trustee (or the Custodian on its behalf) of the Mortgage Files described in Section 2.01.  No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein, executed by an authorized officer of the Trustee or the Authenticating Agent, if any, by manual signature, and such certification upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.  All Certificates shall be dated the date of their authentication.  At any time and from time to time after the execution and delivery of this Agreement, the Depositor may deliver Certificates executed by the Depositor to the Trustee or the Authenticating Agent for authentication and the Trustee or the Authenticating Agent shall authenticate and deliver such Certificates as in this Agreement provided and not otherwise.

(c)

The Class B7(1-3), Class B8(1-3), B9(1-3), B5(4-5), Class B6(4-5) or Class B7(4-5) Certificates offered and sold in reliance on the exemption from registration under Rule 144A shall be issued initially in the form of one or more permanent global Certificates in definitive, fully registered form without interest coupons with the applicable legends set forth in Exhibit A added to the forms of such Certificates (each, a “Restricted Global Security”), which, in the case of the Class B7(1-3), Class B8(1-3), B9(1-3), B5(4-5), Class B6(4-5) and Class B7(4-5) Certificates, shall be deposited on behalf of the subscribers for such Certificates represented thereby with the Trustee, as custodian for DTC and registered in the name of a nominee of DTC, duly executed and authenticated by the Trustee as hereinafter provided.  The aggregate principal amounts of the Restricted Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee or DTC or its nominee, as the case may be, as hereinafter provided.

The Class B7(1-3), Class B8(1-3), B9(1-3), B5(4-5), Class B6(4-5) or Class B7(4-5) Certificates sold in offshore transactions in reliance on Regulation S shall be issued initially in the form of one or more permanent global Certificates in definitive, fully registered form without interest coupons with the applicable legends set forth in Exhibit A hereto added to the forms of such Certificates (each, a “Regulation S Global Security”), which, in the case of the Class B7(1-3), Class B8(1-3), B9(1-3), B5(4-5), Class B6(4-5) and Class B7(4-5) Certificates, shall be deposited on behalf of the subscribers for such Certificates represented thereby with the Trustee, as custodian for DTC and registered in the name of a nominee of DTC, duly executed and authenticated by the Trustee as hereinafter provided.  The aggregate principal amounts of the Regulation S Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee or DTC or its nominee, as the case may be, as hereinafter provided.

The Class B7(1-3), Class B8(1-3), B9(1-3), B5(4-5), Class B6(4-5) or Class B7(4-5) Certificates sold to an “accredited investor” under Rule 501(a)(1), (2), (3) or (7) under the Securities Act shall be issued initially in the form of one or more Definitive Certificates.

Section 3.02.  Registration.

The Trustee is hereby appointed, and hereby accepts its appointment as, Certificate Registrar in respect of the Certificates (and, after a Section 7.01(c) Purchase Event, the Lower Tier REMIC 1 Uncertificated Regular Interests, if applicable) and shall maintain books for the registration and for the transfer of Certificates (and, after a Section 7.01(c) Purchase Event, the Lower Tier REMIC 1 Uncertificated Regular Interests, if applicable) (the “Certificate Register”).  The Trustee may appoint a bank or trust company to act as Certificate Registrar.  A registration book shall be maintained for the Certificates (and the Lower Tier REMIC 1 Uncertificated Regular Interests, as the case may be) collectively.  The Certificate Registrar may resign or be discharged or removed and a new successor may be appointed in accordance with the procedures and requirements set forth in Sections 6.06 and 6.07 hereof with respect to the resignation, discharge or removal of the Trustee and the appointment of a successor Trustee.  The Certificate Registrar may appoint, by a written instrument delivered to the Holders and the Master Servicer, any bank or trust company to act as co-registrar under such conditions as the Certificate Registrar may prescribe; provided, however, that the Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment.

Upon the occurrence of a Section 7.01(c) Purchase Event, the Master Servicer shall provide the Trustee with written notice of the identity of any transferee of the Master Servicer’s interest in the Lower Tier REMIC 1 Uncertificated Regular Interests, which notice shall contain a certification that such transferee is a permitted LTURI-holder.  The Lower Tier REMIC 1 Uncertificated Regular Interests may only be transferred in whole and not in part to no more than one LTURI-holder at a time who is either (1) an affiliate of the Master Servicer or (2) a trustee of a privately placed securitization.  The Trustee and the Depositor shall treat the Person In whose name the Lower Tier REMIC 1 Uncertificated Regular Interests are registered on the books of the Certificate Registrar as the LTURI-holder for all purposes hereunder.

Section 3.03.  Transfer and Exchange of Certificates.

(a)

A Certificate (other than Book-Entry Certificates which shall be subject to Section 3.09 hereof) may be transferred by the Holder thereof only upon presentation and surrender of such Certificate at the office of the Certificate Registrar duly endorsed or accompanied by an assignment duly executed by such Holder or his duly authorized attorney in such form as shall be satisfactory to the Certificate Registrar.  Upon the transfer of any Certificate in accordance with the preceding sentence, the Trustee shall execute, and the Trustee or any Authenticating Agent shall authenticate and deliver to the transferee, one or more new Certificates of the same Class and evidencing, in the aggregate, the same aggregate Certificate Principal Amount as the Certificate being transferred.  No service charge shall be made to a Certificateholder for any registration of transfer of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer of Certificates.

(b)

A Certificate may be exchanged by the Holder thereof for any number of new Certificates of the same Class, in authorized denominations, representing in the aggregate the same Certificate Principal Amount as the Certificate surrendered, upon surrender of the Certificate to be exchanged at the office of the Certificate Registrar duly endorsed or accompanied by a written instrument of transfer duly executed by such Holder or his duly authorized attorney in such form as is satisfactory to the Certificate Registrar.  Certificates delivered upon any such exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Certificates surrendered.  No service charge shall be made to a Certificateholder for any exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.  Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, and the Trustee or the Authenticating Agent shall authenticate, date and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

(c)

By acceptance of a Restricted Certificate or a Regulation S Global Security, whether upon original issuance or subsequent transfer, each Holder of such a Certificate acknowledges the restrictions on the transfer of such Certificate set forth thereon and agrees that it will transfer such a Certificate only as provided herein.  In addition, each Holder of a Regulation S Global Security shall be deemed to have represented and warranted to the Trustee, the Certificate Registrar and any of their respective successors that:  (i) such Person (A) if the offer or sale was made to it prior to the expiration of the 40-day distribution compliance period within the meaning of Regulation S, is not a U.S. person within the meaning of Regulation S and (B) was, at the time the buy order was originated, outside the United States and (ii) such Person understands that such Certificates have not been registered under the Securities Act, and that (x) until the expiration of the 40-day distribution compliance period (within the meaning of Regulation S), no offer, sale, pledge or other transfer of such Certificates or any interest therein shall be made in the United States or to or for the account or benefit of a U.S. person (each as defined in Regulation S), (y) if in the future it decides to offer, resell, pledge or otherwise transfer such Certificates, such Certificates may be offered, resold, pledged or otherwise transferred only (A) to a person which the seller reasonably believes is a “qualified institutional buyer” (a “QIB”) as defined in Rule 144A under the Securities Act, that is purchasing such Certificates for its own account or for the account of a qualified institutional buyer to which notice is given that the transfer is being made in reliance on Rule 144A or (B) in an offshore transaction (as defined in Regulation S) in compliance with the provisions of Regulation S, in each case in compliance with the requirements of this Agreement; and it will notify such transferee of the transfer restrictions specified in this Section.

The following restrictions shall apply with respect to the transfer and registration of transfer of a Restricted Certificate to a transferee that takes delivery in the form of a Definitive Certificate:

(i)

The Certificate Registrar shall register the transfer of a Restricted Certificate if the requested transfer is (x) to the Depositor or the Placement Agent or to an affiliate (as defined in Rule 405 under the Securities Act) of the Depositor or the Placement Agent or (y) being made to a QIB by a transferor that has provided the Trustee with a certificate in the form of Exhibit F hereto; and

(ii)

The Certificate Registrar shall register the transfer of a Restricted Certificate if the requested transfer is being made to an “accredited investor” under Rule 501(a)(1), (2), (3) or (7) under the Securities Act by a transferor who furnishes to the Trustee a letter of the transferee substantially in the form of Exhibit G hereto.

(d)

No transfer of an ERISA-Restricted Certificate in the form of a Definitive Certificate shall be made to any Person or shall be effective unless the Trustee has received (A) a certificate substantially in the form of Exhibit H hereto (or Exhibit D-1, in the case of a Residual Certificate) from such transferee or (B) an Opinion of Counsel reasonably satisfactory to the Trustee to the effect that the purchase and holding of such a Certificate will not constitute or result in prohibited transactions under Title I of ERISA or Section 4975 of the Code and will not subject the Trustee, the Master Servicer or the Depositor to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, the Trustee receives an Opinion of Counsel to the effect that the purchase and holding of an ERISA-Restricted Certificate by a Plan or a Person that is purchasing or holding such a Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under Title I of ERISA or Section 4975 of the Code.  Each Transferee of an ERISA-Restricted Certificate that is a Book-Entry Certificate shall be deemed to have made the representations set forth in Exhibit H.  The preparation and delivery of the certificate and opinions referred to above shall not be an expense of the Trust Fund, the Trustee, the Master Servicer or the Depositor.

Notwithstanding the foregoing, no opinion or certificate shall be required for the initial issuance of the ERISA-Restricted Certificates.  The Trustee shall have no obligation to monitor transfers of Book-Entry Certificates that are ERISA-Restricted Certificates and shall have no liability for transfers of such Certificates in violation of the transfer restrictions.  The Trustee shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 3.03(d) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.  The Trustee shall be entitled, but not obligated, to recover from any Holder of any ERISA-Restricted Certificate that was in fact a Plan or a Person acting on behalf of a Plan any payments made on such ERISA-Restricted Certificate at and after either such time.  Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Holder of such Certificate that is not such a Plan or Person acting on behalf of a Plan.

(e)

As a condition of the registration of transfer or exchange of any Certificate, the Certificate Registrar may require the certified taxpayer identification number of the owner of the Certificate and the payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith; provided, however, that the Certificate Registrar shall have no obligation to require such payment or to determine whether or not any such tax or charge may be applicable.  No service charge shall be made to the Certificateholder for any registration, transfer or exchange of Certificate.

(f)

Notwithstanding anything to the contrary contained herein, no Residual Certificate may be owned, pledged or transferred, directly or indirectly, by or to (i) a Disqualified Organization or (ii) an individual, corporation or partnership or other person unless such person is (A) not a Non-U.S. Person or (B) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form W-8ECI or successor form at the time and in the manner required by the Code (any such person who is not covered by clause (A) or (B) above is referred to herein as a “Non-permitted Foreign Holder”).

Prior to and as a condition of the registration of any transfer, sale or other disposition of a Residual Certificate, the proposed transferee shall deliver to the Trustee an affidavit in substantially the form attached hereto as Exhibit D-1 representing and warranting, among other things, that such transferee is neither a Disqualified Organization, an agent or nominee acting on behalf of a Disqualified Organization, nor a Non-permitted Foreign Holder (any such transferee, a “Permitted Transferee”) and the proposed transferor shall deliver to the Trustee an affidavit in substantially the form attached hereto as Exhibit D-2.  In addition, the Trustee may (but shall have no obligation to) require, prior to and as a condition of any such transfer, the delivery by the proposed transferee of an Opinion of Counsel, addressed to the Depositor and the Trustee satisfactory in form and substance to the Depositor, that such proposed transferee or, if the proposed transferee is an agent or nominee, the proposed beneficial owner, is not a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder.  Notwithstanding the registration in the Certificate Register of any transfer, sale, or other disposition of a Residual Certificate to a Disqualified Organization, an agent or nominee thereof, or Non-permitted Foreign Holder, such registration shall be deemed to be of no legal force or effect whatsoever and such Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder shall not be deemed to be a Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions on such Residual Certificate.  The Trustee shall not be under any liability to any person for any registration or transfer of a Residual Certificate to a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder or for the maturity of any payments due on such Residual Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of the Agreement, so long as the transfer was effected in accordance with this Section 3.03(f), unless the Trustee shall have actual knowledge at the time of such transfer or the time of such payment or other action that the transferee is a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder.  The Trustee shall be entitled to recover from any Holder of a Residual Certificate that was a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder at the time it became a Holder or any subsequent time it became a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder, all payments made on such Residual Certificate at and after either such times (and all costs and expenses, including but not limited to attorneys’ fees, incurred in connection therewith).  Any payment (not including any such costs and expenses) so recovered by the Trustee shall be paid and delivered to the last preceding Holder of such Residual Certificate.

If any purported transferee shall become a registered Holder of a Residual Certificate in violation of the provisions of this Section 3.03(f), then upon receipt of written notice to the Trustee that the registration of transfer of such Residual Certificate was not in fact permitted by this Section 3.03(f), the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of such registration of transfer of such Residual Certificate.  The Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 3.03(f), for making any payment due on such Certificate to the registered Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered upon receipt of the affidavit described in the preceding paragraph of this Section 3.03(f).

(g)

Each Holder of a Residual Certificate, by such Holder’s acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this section.

(h)

Notwithstanding any provision to the contrary herein, so long as a Global Security representing any of the Class B7(1-3), Class B8(1-3), B9(1-3), B5(4-5), Class B6(4-5) or Class B7(4-5) Certificates remains outstanding and is held by or on behalf of DTC, transfers of a Global Security representing any such Certificates, in whole or in part, shall only be made in accordance with Section 3.01 and this Section 3.03(h).

(A)

Subject to clauses (B) and (C) of this Section 3.03(h), transfers of a Global Security representing any of the Class B7(1-3), Class B8(1-3), B9(1-3), B5(4-5), Class B6(4-5) or Class B7(4-5) Certificates shall be limited to transfers of such Global Security, in whole or in part, to nominees of DTC or to a successor of DTC or such successor’s nominee.

(B)

Restricted Global Security to Regulation S Global Security.  If a holder of a beneficial interest in a Restricted Global Security deposited with or on behalf of DTC wishes at any time to exchange its interest in such Restricted Global Security for an interest in a Regulation S Global Security, or to transfer its interest in such Restricted Global Security to a Person who wishes to take delivery thereof in the form of an interest in a Regulation S Global Security, such holder, provided such holder is not a U.S. person, may, subject to the rules and procedures of DTC, exchange or cause the exchange of such interest for an equivalent beneficial interest in the Regulation S Global Security.  Upon receipt by the Trustee, as Certificate Registrar, of (I) instructions from DTC directing the Trustee, as Certificate Registrar, to cause to be credited a beneficial interest in a Regulation S Global Security in an amount equal to the beneficial interest in such Restricted Global Security to be exchanged but not less than the minimum denomination applicable to such holder’s Certificates held through a Regulation S Global Security, (II) a written order given in accordance with DTC’s procedures containing information regarding the participant account of DTC and, in the case of a transfer pursuant to and in accordance with Regulation S, the Euroclear or Clearstream account to be credited with such increase and (III) a certificate in the form of Exhibit N-1 hereto given by the holder of such beneficial interest stating that the exchange or transfer of such interest has been made in compliance with the transfer restrictions applicable to the Regulation S Global Securities, including that the holder is not a U.S. person, and pursuant to and in accordance with Regulation S, the Trustee, as Certificate Registrar, shall reduce the principal amount of the Restricted Global Security and increase the principal amount of the Regulation S Global Security by the aggregate principal amount of the beneficial interest in the Restricted Global Security to be exchanged, and shall instruct Euroclear or Clearstream, as applicable, concurrently with such reduction, to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Regulation S Global Security equal to the reduction in the principal amount of the Restricted Global Security.

(C)

Regulation S Global Security to Restricted Global Security.  If a holder of a beneficial interest in a Regulation S Global Security deposited with or on behalf of DTC wishes at any time to transfer its interest in such Regulation S Global Security to a Person who wishes to take delivery thereof in the form of an interest in a Restricted Global Security, such holder may, subject to the rules and procedures DTC, exchange or cause the exchange of such interest for an equivalent beneficial interest in a Restricted Global Security.  Upon receipt by the Trustee, as Certificate Registrar, of (I) instructions from DTC directing the Trustee, as Certificate Registrar, to cause to be credited a beneficial interest in a Restricted Global Security in an amount equal to the beneficial interest in such Regulation S Global Security to be exchanged but not less than the minimum denomination applicable to such holder’s Certificates held through a Restricted Global Security, to be exchanged, such instructions to contain information regarding the participant account with DTC to be credited with such increase, and (II) a certificate in the form of Exhibit N-2 hereto given by the holder of such beneficial interest and stating, among other things, that the Person transferring such interest in such Regulation S Global Security reasonably believes that the Person acquiring such interest in a Restricted Global Security is a QIB, is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any State of the United States or any other jurisdiction, then the Trustee, as Certificate Registrar, will reduce the principal amount of the Regulation S Global Security and increase the principal amount of the Restricted Global Security by the aggregate principal amount of the beneficial interest in the Regulation S Global Security to be transferred and the Trustee, as Certificate Registrar, shall instruct DTC, concurrently with such reduction, to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Restricted Global Security equal to the reduction in the principal amount of the Regulation S Global Security.

(D)

Other Exchanges.  In the event that a Global Security is exchanged for Certificates in definitive registered form without interest coupons, pursuant to Section 3.09(c) hereof, such Certificates may be exchanged for one another only in accordance with such procedures as are substantially consistent with the provisions above (including certification requirements intended to insure that such transfers comply with Rule 144A, comply with Rule 501(a)(1), (2), (3) or (7) or are to non-U.S. persons in compliance with Regulation S under the Securities Act, as the case may be), and as may be from time to time adopted by the Trustee.

(E)

Restrictions on U.S. Transfers.  Transfers of interests in a Regulation S Global Security to U.S. persons (as defined in Regulation S) shall be limited to transfers made pursuant to the provisions of Section 3.03(h)(C).

Section 3.04.  Cancellation of Certificates.

Any Certificate surrendered for registration of transfer or exchange shall be cancelled and retained in accordance with normal retention policies with respect to cancelled certificates maintained by the Trustee or the Certificate Registrar.

Section 3.05.  Replacement of Certificates.

If (i) any Certificate is mutilated and is surrendered to the Trustee or any Authenticating Agent or (ii) the Trustee or any Authenticating Agent receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and there is delivered to the Trustee or the Authenticating Agent such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Depositor and any Authenticating Agent that such destroyed, lost or stolen Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Certificate Principal Amount (or Notional Amount).  Upon the issuance of any new Certificate under this Section 3.05, the Trustee and Authenticating Agent may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or the Authenticating Agent) connected therewith.  Any replacement Certificate issued pursuant to this Section 3.05 shall constitute complete and indefeasible evidence of ownership in the applicable Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 3.06.  Persons Deemed Owners.

Subject to the provisions of Section 3.09 with respect to Book-Entry Certificates, the Depositor, the Master Servicer, the Trustee, the Certificate Registrar and any agent of any of them may treat the Person in whose name any Certificate is registered upon the books of the Certificate Registrar as the owner of such Certificate for the purpose of receiving distributions pursuant to Sections 5.01 and 5.02 and for all other purposes whatsoever, and neither the Depositor, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of any of them shall be affected by notice to the contrary.

Section 3.07.  Temporary Certificates.

(a)

Pending the preparation of definitive Certificates, upon the order of the Depositor, the Trustee shall execute and shall authenticate and deliver temporary Certificates that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Certificates in lieu of which they are issued and with such variations as the authorized officers executing such Certificates may determine, as evidenced by their execution of such Certificates.

(b)

If temporary Certificates are issued, the Depositor will cause definitive Certificates to be prepared without unreasonable delay.  After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office or agency of the Trustee without charge to the Holder.  Upon surrender for cancellation of any one or more temporary Certificates, the Trustee shall execute and authenticate and deliver in exchange therefor a like aggregate Certificate Principal Amount of definitive Certificates of the same Class in the authorized denominations.  Until so exchanged, the temporary Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Certificates of the same Class.

Section 3.08.  Appointment of Paying Agent.

The Trustee may appoint a Paying Agent (which may be the Trustee) for the purpose of making distributions to Certificateholders hereunder.  The Trustee shall cause such Paying Agent (if other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to Certificateholders in an Eligible Account, on behalf of the Trustee, in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to the Certificateholders.  All funds remitted by the Trustee to any such Paying Agent for the purpose of making distributions shall be paid to Certificateholders on each Distribution Date and any amounts not so paid shall be returned on such Distribution Date to the Trustee.  If the Paying Agent is not the Trustee, the Trustee shall cause to be remitted to the Paying Agent on or before the Business Day prior to each Distribution Date, by wire transfer in immediately available funds, the funds to be distributed on such Distribution Date.  Any Paying Agent shall be either a bank or trust company or otherwise authorized under law to exercise corporate trust powers.

In addition, the Paying Agent (if other than the Trustee) (i) may not be an originator of Mortgage Loans, the Master Servicer, a Servicer, the Depositor or an affiliate of the Depositor unless the Paying Agent is in an institutional trust department of the Paying Agent, (ii) must be authorized to exercise corporate trust powers under the laws of its jurisdiction of organization and (iii) must be rated at least “A/F1” by Fitch, if Fitch is a Rating Agency that has rated the Paying Agent, or the equivalent rating by S&P.  If no successor Paying Agent shall have been appointed and shall have accepted appointment within 60 days after the Paying Agent ceases to be the Paying Agent pursuant to this Section 3.08, then the Trustee shall perform the duties of the Paying Agent pursuant to this Agreement.  The Trustee shall notify the Rating Agencies of any change of Paying Agent.

Section 3.09.  Book-Entry Certificates.

(i)

Each Class of Book-Entry Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates, to be delivered to The Depository Trust Company, or its custodian, the initial Clearing Agency, by, or on behalf of, the Depositor.  The Book-Entry Certificates shall initially be registered on the Certificate Register in the name of the nominee of the Clearing Agency, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner’s interest in the Book-Entry Certificates, except as provided in Section 3.09(c).  Unless Definitive Certificates have been issued to Certificate Owners of Book-Entry Certificates pursuant to Section 3.09(c):

(ii)

the provisions of this Section 3.09 shall be in full force and effect;

(iii)

the Depositor, the Master Servicer, the Paying Agent, the Certificate Registrar and the Trustee may deal with the Clearing Agency for all purposes (including the making of distributions on the Book-Entry Certificates) as the authorized representatives of the Certificate Owners and the Clearing Agency shall be responsible for crediting the amount of such distributions to the accounts of such Persons entitled thereto, in accordance with the Clearing Agency’s normal procedures;

(iv)

to the extent that the provisions of this Section 3.09 conflict with any other provisions of this Agreement, the provisions of this Section 3.09 shall control; and

(v)

the rights of Certificate Owners shall be exercised only through the Clearing Agency and the Clearing Agency Participants and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants.  Unless and until Definitive Certificates are issued pursuant to Section 3.09(c), the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal of and interest on the Book-Entry Certificates to such Clearing Agency Participants.

(b)

Whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 3.09(c), the Trustee shall give all such notices and communications specified herein to be given to Holders of the Book-Entry Certificates to the Clearing Agency.

(c)

If (i) (A) the Depositor advises the Trustee in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities with respect to the Book-Entry Certificates, and (B) the Trustee or the Depositor is unable to locate a qualified successor or (ii) after the occurrence of an Event of Default, Certificate Owners representing beneficial interests aggregating not less than 50% of the Class Principal Amount of a Class of Book-Entry Certificates identified as such to the Trustee by an Officer’s Certificate from the Clearing Agency advise the Trustee and the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Certificate Owners of a Class of Book-Entry Certificates, the Trustee shall notify or cause the Certificate Registrar to notify the Clearing Agency to effect notification to all Certificate Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same.  Upon surrender to the Trustee of the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Trustee shall issue the Definitive Certificates.  Neither the Transferor nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.  Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable, with respect to such Definitive Certificates and the Trustee shall recognize the holders of the Definitive Certificates as Certificateholders hereunder.

ARTICLE IV

ADMINISTRATION OF THE TRUST FUND

Section 4.01.  Collection Account.

(a)

On the Closing Date, the Master Servicer shall open and shall thereafter maintain a segregated account held in trust (the “Collection Account”), entitled “Aurora Loan Services LLC, as Master Servicer, in trust for the benefit of the Holders of Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2005-2.”  The Collection Account shall relate solely to the Certificates issued by the Trust Fund hereunder, and funds in such Collection Account shall not be commingled with any other monies.

(b)

The Collection Account shall be an Eligible Account.  If an existing Collection Account ceases to be an Eligible Account, the Master Servicer shall establish a new Collection Account that is an Eligible Account within 30 days and transfer all funds on deposit in such existing Collection Account into such new Collection Account.

(c)

The Master Servicer shall give to the Trustee prior written notice of the name and address of the depository institution at which the Collection Account is maintained and the account number of such Collection Account.  On each Deposit Date, the entire amount on deposit in the Collection Account (subject to permitted withdrawals set forth in Section 4.02), excluding any amounts that are not included in the Available Distribution Amount for such Distribution Date (other than amounts due or reimbursable to the Trustee pursuant to this Agreement), shall be remitted to the Trustee for deposit into the Certificate Account by wire transfer in immediately available funds.  The Master Servicer, at its option and with prior notice to the Trustee, may choose to make daily remittances from the Collection Account to the Trustee for deposit into the Certificate Account.

(d)

The Master Servicer shall deposit or cause to be deposited into the Collection Account, no later than the Business Day following the Closing Date, any amounts representing Scheduled Payments on the Mortgage Loans due after the Cut-off Date and received by the Master Servicer on or before the Closing Date.  Thereafter, the Master Servicer shall deposit or cause to be deposited in the Collection Account on the applicable Remittance Date the following amounts received or payments made by it (other than in respect of principal of and interest on the Mortgage Loans due on or before the Cut-Off Date):

(i)

all payments on account of principal, including Principal Prepayments, late collections and any Prepayment Penalty Amounts with respect to those Mortgage Loans for which the Seller owns the servicing rights, as indicated in the Mortgage Loan Schedule, on the Mortgage Loans;

(ii)

all payments on account of interest on the Mortgage Loans (other than payments due prior to the Cut-off Date), net of the applicable Servicing Fee and Master Servicing Fee with respect to each such Mortgage Loan, but only to the extent of the amount permitted to be withdrawn or withheld from the Collection Account in accordance with Sections 5.04 and 9.21;

(iii)

any unscheduled payment or other recovery with respect to a Mortgage Loan not otherwise specified in this paragraph (d), including any Subsequent Recovery, all Net Liquidation Proceeds with respect to the Mortgage Loans and REO Property, and all amounts received in connection with the operation of any REO Property, net of any unpaid Servicing Fees and Master Servicing Fees with respect to such Mortgage Loans, but only to the extent of the amount permitted to be withdrawn or withheld from the Collection Account in accordance with Sections 5.04 and 9.21; provided that if the applicable Servicer is also the Retained Interest Holder with respect to any Mortgage Loan, payments on account of interest on the Mortgage Loans as to which such Servicer is the Retained Interest Holder may also be made net of the related Retained Interest with respect to each such Mortgage Loan.

(iv)

all Insurance Proceeds;

(v)

all Advances made by the Master Servicer or any Servicer pursuant to Section 5.04 or the applicable Servicing Agreement; and

(vi)

all proceeds of any Mortgage Loan purchased by any Person and any Substitution Amounts related to any Qualifying Substitute Mortgage Loan.

(e)

Funds in the Collection Account may be invested in Eligible Investments (selected by and at the written direction of the Master Servicer) which shall mature not later than the earlier of (a) the Deposit Date or (b) the day on which the funds in such Collection Account are required to be remitted to the Trustee for deposit into the Certificate Account, and any such Eligible Investment shall not be sold or disposed of prior to its maturity.  All such Eligible Investments shall be made in the name of the Master Servicer in trust for the benefit of the Trustee and Holders of the Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2005-2.  All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional compensation and shall be subject to its withdrawal on order from time to time, and shall not be part of the Trust Fund.  The amount of any losses incurred in respect of any such investments shall be deposited in the Collection Account by the Master Servicer out of its own funds, without any right of reimbursement therefor, immediately as realized.  The foregoing requirements for deposit in the Collection Account are exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments of interest on funds in the Collection Account and payments in the nature of late payment charges or assumption fees and Prepayment Penalty Amounts with respect to those Mortgage Loans for which the Seller does not own the servicing rights (as indicated in the Mortgage Loan Schedule), need not be deposited by the Master Servicer in the Collection Account and may be retained by the Master Servicer or the applicable Servicer as additional servicing compensation.  If the Master Servicer deposits in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection Account.

Section 4.02.  Application of Funds in the Collection Account.

The Master Servicer may, from time to time, make, or cause to be made, withdrawals from the Collection Account for the following purposes:

(i)

to reimburse itself or any Servicer for Advances made by it or by such Servicer pursuant to Section 5.04 or the applicable Servicing Agreement; provided, however, that the Master Servicer’s right to reimburse itself pursuant to this subclause is limited to amounts received on or in respect of particular Mortgage Loans (including, for this purpose, Liquidation Proceeds and amounts representing Insurance Proceeds with respect to the property subject to the related Mortgage) which represent late recoveries (net of the applicable Servicing Fee and the Master Servicing Fee) of payments of principal or interest respecting which any such Advance was made; provided, further, that following the final liquidation of a Mortgage Loan, the Master Servicer may reimburse itself for previously unreimbursed Advances in excess of Liquidation Proceeds or Insurance Proceeds with respect to such Mortgage Loans from any funds in the Collection Account, it being understood, in the case of any such reimbursement, that the Master Servicer’s or Servicer’s right thereto shall be prior to the rights of the Certificateholders;

(ii)

to reimburse itself or any Servicer for any Servicing Advances made by it or by such Servicer that it or such Servicer determines in good faith will not be recoverable from amounts representing late recoveries of payments of principal or interest respecting the particular Mortgage Loan as to which such Servicing Advance was made or from Liquidation Proceeds or Insurance Proceeds with respect to such Mortgage Loan, it being understood, in the case of any such reimbursement, that such Master Servicer’s or Servicer’s right thereto shall be prior to the rights of the Certificateholders;

(iii)

to reimburse itself or any Servicer from Liquidation Proceeds for Liquidation Expenses and for amounts expended by it pursuant to Sections 9.20 and 9.22(a) or the applicable Servicing Agreement in good faith in connection with the restoration of damaged property and, to the extent that Liquidation Proceeds after such reimbursement exceed the unpaid principal balance of the related Mortgage Loan, together with accrued and unpaid interest thereon at the applicable Mortgage Rate less the applicable Servicing Fee and the Master Servicing Fee for such Mortgage Loan to the Due Date next succeeding the date of its receipt of such Liquidation Proceeds, to pay to itself out of such excess the amount of any unpaid assumption fees, late payment charges or other Mortgagor charges on the related Mortgage Loan and to retain any excess remaining thereafter as additional servicing compensation, it being understood, in the case of any such reimbursement or payment, that such Master Servicer’s or Servicer’s right thereto shall be prior to the rights of the Certificateholders;

(iv)

to reimburse itself or any Servicer for expenses incurred by and recoverable by or reimbursable to it or such Servicer pursuant to Section 9.04, 9.05, 9.06, 9.16 or 9.22(a) or pursuant to the applicable Servicing Agreement, and to reimburse itself for any expenses reimbursable to it pursuant to Section 10.01(c);

(v)

to pay to the applicable Person, with respect to each Mortgage Loan or REO Property acquired in respect thereof that has been repurchased by such Person pursuant to this Agreement, all amounts received thereon and not distributed on the date on which the related repurchase was effected;

(vi)

subject to Section 5.05, to pay to itself income earned on the investment of funds deposited in the Collection Account;

(vii)

to make payments to the Trustee for deposit into the Certificate Account in the amounts and in the manner provided for in Section 4.01(c);

(viii)

to make distributions of any Retained Interest to the Retained Interest Holder on each Distribution Date (other than any Retained Interest not deposited into the Collection Account in accordance with Section 4.01(d)(iii));

(ix)

to make payment to itself, the Trustee and others pursuant to any provision of this Agreement;

(x)

to withdraw funds deposited in error in the Collection Account;

(xi)

to clear and terminate the Collection Account pursuant to Section 7.02;

(xii)

to reimburse a successor Master Servicer (solely in its capacity as successor Master Servicer), for any fee or advance occasioned by a termination of the Master Servicer, and the assumption of such duties by the Trustee or a successor Master Servicer appointed by the Trustee pursuant to Section 6.14, in each case to the extent not reimbursed by the terminated Master Servicer, it being understood, in the case of any such reimbursement or payment, that the right of the Master Servicer or the Trustee thereto shall be prior to the rights of the Certificateholders; and

(xiii)

to reimburse any Servicer for such amounts as are due thereto under the applicable Servicing Agreement and have not been retained by or paid to such Servicer to the extent provided in such Servicing Agreement.

If provided in the related Servicing Agreement, each Servicer shall be entitled to retain as additional servicing compensation any Prepayment Interest Excess (to the extent not offset by Prepayment Interest Shortfalls).

In the event that the Master Servicer fails on any Deposit Date to remit to the Trustee any amounts required to be so remitted to the Trustee pursuant to subclause (vii) by 12 noon (New York time) on such date, the Master Servicer shall pay the Trustee, for the account of the Trustee, interest calculated at the “prime rate” (as published in the “Money Rates” section of The Wall Street Journal) on such amounts not timely remitted for the period from and including that Deposit Date to but not including the related Distribution Date.

In connection with withdrawals pursuant to subclauses (i), (iii), (iv) and (vi) above, the Master Servicer’s or Servicer’s entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, except as provided herein.  The Master Servicer shall therefore keep and maintain a separate accounting for each Mortgage Loan it master services for the purpose of justifying any withdrawal from the Collection Account it maintains pursuant to subclauses (i), (iii), (iv) and (vi) above.

Section 4.03.  Reports to Certificateholders.

(a)

On each Distribution Date on or prior to a Section 7.01(c) Purchase Event or a Trust Fund Termination Event, the Trustee shall prepare (based solely on information provided by the Master Servicer) and shall make available to each Certificateholder and each Rating Agency a report setting forth the following information (on the basis of Mortgage Loan level information obtained from the Servicers and the Master Servicer):

(i)

the aggregate amount of the distribution to be made on such Distribution Date to the Holders of each Class of Certificates, other than any Class of Notional Certificates, and in respect of each Component, to the extent applicable, allocable to principal on the Mortgage Loans, including any Subsequent Recovery, Liquidation Proceeds and Insurance Proceeds, stating separately the amount attributable to scheduled principal payments and unscheduled payments in the nature of principal in each Mortgage Pool;

(ii)

the aggregate amount of the distribution to be made on such Distribution Date to the Holders of each Class of Certificates, other than the Class AP Certificates and in respect of each Component, allocable to interest, including any Accrual Amount added to the Class Principal Amount of any Class of Accrual Certificates;

(iii)

the amount, if any, of any distribution to the Holders of a Residual Certificate;

(iv)

for each Mortgage Pool and in the aggregate, (A) the aggregate amount of any Advances required to be made by or on behalf of the Master Servicer or any Servicer (or the Trustee) with respect to such Distribution Date, (B) the aggregate amount of such Advances actually made, and (C) the amount, if any, by which (A) above exceeds (B) above;

(v)

the Aggregate Principal Balance of the Mortgage Loans and the Non-AP Pool Balance of each Mortgage Pool for such Distribution Date, after giving effect to payments allocated to principal reported under clause (i) above;

(vi)

the Class Principal Amount (or Class Notional Amount) of each Class of Certificates, to the extent applicable, and the Component Principal Amount or Component Notional Amount of each Component as of such Distribution Date after giving effect to payments allocated to principal reported under clause (i) above (and to the addition of any Accrual Amount in the case of any Class of Accrual Certificates), separately identifying any reduction of any of the foregoing Certificate Principal Amounts, Component Principal Amounts or Component Notional Amounts due to Realized Losses;

(vii)

for each Mortgage Pool and in the aggregate, any Realized Losses realized with respect to the Mortgage Loans (x) in the applicable Prepayment Period and (y) in the aggregate since the Cut-off Date, stating separately the amount of Special Hazard Losses, Fraud Losses and Bankruptcy Losses and the aggregate amount of such Realized Losses, and the remaining Special Hazard Loss Amount, Fraud Loss Amount and Bankruptcy Loss Amount;

(viii)

the amount of the Master Servicing Fees and Servicing Fees paid during the Due Period to which such distribution relates;

(ix)

the number and aggregate Scheduled Principal Balance of Mortgage Loans in each Mortgage Pool and in the aggregate, as reported to the Trustee by the Master Servicer, (a) remaining outstanding (b) delinquent one month, (c) delinquent two months, (d) delinquent three or more months, and (e) as to which foreclosure proceedings have been commenced as of the close of business on the last Business Day of the calendar month immediately preceding the month in which such Distribution Date occurs;

(x)

the deemed principal balance of each REO Property as of the close of business on the last Business Day of the calendar month immediately preceding the month in which such Distribution Date occurs;

(xi)

with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the principal balance of such Mortgage Loan and the number of such Mortgage Loans as of the close of business on the last Business Day of the calendar month immediately preceding the month in which such Distribution Date occurs;

(xii)

with respect to substitution of Mortgage Loans in the preceding calendar month, the Scheduled Principal Balance of each Deleted Mortgage Loan, and of each Qualifying Substitute Mortgage Loan;

(xiii)

the aggregate outstanding Interest Shortfalls and Net Prepayment Interest Shortfalls, if any, for each Class of Certificates, after giving effect to distributions made on such Distribution Date;

(xiv)

the Certificate Interest Rate or Component Interest Rate applicable to such Distribution Date with respect to each Class of Certificates and each Component, respectively;

(xv)

if applicable, the amount of any shortfall (i.e., the difference between the aggregate amounts of principal and interest which Certificateholders would have received if there were sufficient available amounts in the Certificate Account and the amounts actually distributed);

(xvi)

the amount of any Class P Distributable Amount allocated to the Class P Certificates for that Distribution Date;

(xvii)

the aggregate outstanding Basis Risk Shortfalls and Unpaid Basis Risk Shortfalls, if any, for the Class 1-A1, Class 2-A1 or Class 3-A1 Certificates, after giving effect to the distribution made on such Distribution Date;

(xviii)

the amount of any payments made by the Class 1-A1 Cap Counterparty, Class 2-A1 Cap Counterparty and Class 3-A1 Cap Counterparty to the Trust Fund under the Class 1-A1 Cap Agreement, Class 2-A1 Cap Agreement and Class 3-A1 Cap Agreement, respectively; and

In the case of information furnished pursuant to subclauses (i), (ii) and (vii) above, the amounts shall be expressed as a dollar amount per $1,000 of original principal amount of Certificates.

On any Distribution Date after the occurrence of a Section 7.01(c) Purchase Event, the information required by subclauses (i), (iii), (iv), (v), (vii), (viii), (ix), (x), (xi), (xii) and (xvi) shall be provided to the Holder of the LT-R Certificate and the LTURI-holder with regard to the Lower Tier REMIC 1 Uncertificated Regular Interests in lieu of the Certificates.

The Trustee will make such report and additional loan level information (and, at its option, any additional files containing the same information in an alternative format) available each month to the Certificateholders and the Rating Agencies via the Trustee’s internet website,  initially located at www.trustinvestorreporting.usbank.com.  Such parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail upon request.  The Trustee shall have the right to change the way such statements are distributed in order to make such distribution more convenient and/or more accessible to the above-parties and the Trustee shall provide timely and adequate notification to all above-parties regarding any such changes.

The foregoing information and reports shall be prepared and determined by the Trustee based solely on Mortgage Loan data provided to the Trustee by the Master Servicer (in a format agreed to by the Trustee and the Master Servicer) no later than 2:00 p.m. Eastern Time four Business Days prior to the Distribution Date.  In preparing or furnishing Mortgage Loan data to the Trustee, the Master Servicer shall be entitled to rely conclusively on the accuracy of the information or data regarding the Mortgage Loans and the related REO Property that has been provided to the Master Servicer by each Servicer, and the Master Servicer shall not be obligated to verify, recompute, reconcile or recalculate any such information or data.  The Trustee shall be entitled to conclusively rely on the Mortgage Loan data provided by the Master Servicer and shall have no liability for any errors in such Mortgage Loan data.

(b)

Upon the reasonable advance written request of any Certificateholder that is a savings and loan, bank or insurance company, which request, if received by the Trustee, will be promptly forwarded to the Master Servicer, the Master Servicer shall provide, or cause to be provided, (or, to the extent that such information or documentation is not required to be provided by a Servicer under the applicable Servicing Agreement, shall use reasonable efforts to obtain such information and documentation from such Servicer, and provide) to such Certificateholder such reports and access to information and documentation regarding the Mortgage Loans as such Certificateholder may reasonably deem necessary to comply with applicable regulations of the Office of Thrift Supervision or its successor or other regulatory authorities with respect to investment in the Certificates; provided, however, that the Master Servicer shall be entitled to be reimbursed by such Certificateholder for such Master Servicer’s actual expenses incurred in providing such reports and access.

(c)

Within 90 days, or such shorter period as may be required by statute or regulation, after the end of each calendar year, the Trustee shall make available to each Person who at any time during the calendar year was a Certificateholder of record, a report summarizing the items provided to Certificateholders pursuant to Section 4.03(a)(i) and (ii) on an annual basis as may be required to enable such Holders to prepare their federal income tax returns.  Such information shall include the amount of original issue discount accrued on each Class of Certificates and information regarding the expenses of the Trust Fund.  The Trustee shall be deemed to have satisfied this requirement if it forwards such information in any other format permitted by the Code.  The Master Servicer shall provide the Trustee with such information as is necessary for the Trustee to prepare such reports.

Section 4.04.  Certificate Account.

(a)

The Trustee shall establish and maintain in its name, as trustee, a trust account (the “Certificate Account”), to be held in trust for the benefit of the Certificateholders until disbursed pursuant to the terms of this Agreement.  The Certificate Account shall be an Eligible Account.  If the existing Certificate Account ceases to be an Eligible Account, the Trustee shall establish a new Certificate Account that is an Eligible Account within 20 Business Days and transfer all funds on deposit in such existing Certificate Account into such new Certificate Account.  The Certificate Account shall relate solely to the Certificates and to the Lower Tier REMIC 1 Uncertificated Regular Interests issued hereunder and funds in the Certificate Account shall be held separate and apart from and shall not be commingled with any other monies including, without limitation, other monies of the Trustee held under this Agreement.

(b)

The Trustee shall cause to be deposited into the Certificate Account on the day on which, or, if such day is not a Business Day, the Business Day immediately following the day on which, any monies are remitted by the Master Servicer to the Trustee, all such amounts.  The Trustee shall make withdrawals from the Certificate Account only for the following purposes:

(i)

to withdraw amounts deposited in the Certificate Account in error;

(ii)

to pay itself any investment income earned with respect to funds in the Certificate Account invested in Eligible Investments as set forth in subsection (c) below, and to make payments to itself (prior to making distributions pursuant to Section 5.02) for any expenses or other indemnification owing to the Trustee and others pursuant to any provision of this Agreement or the Custodial Agreements;

(iii)

to make payments of the Master Servicing Fee (to the extent not already withheld or withdrawn from the Collection Account by the Master Servicer) to the Master Servicer;

(iv)

to make distributions to the Certificateholders pursuant to Article V; and

(v)

to clear and terminate the Certificate Account pursuant to Section 7.02.

(c)

The Trustee may invest, or cause to be invested, funds held in the Certificate Account, which funds, if invested, shall be invested in Eligible Investments (which may be obligations of the Trustee described in paragraph (viii) of the definition thereof).  All such investments must be payable on demand or mature no later than the next Distribution Date, and shall not be sold or disposed of prior to their maturity.  All such Eligible Investments will be made in the name of the Trustee (in its capacity as such) or its nominee.  All income and gain realized from any such investment shall be compensation for the Trustee and shall be subject to its withdrawal on order from time to time.  The amount of any losses incurred in respect of any such investments shall be paid by the Trustee for deposit in the Certificate Account out of its own funds, without any right of reimbursement therefor, immediately as realized.  Funds held in the Certificate Account that are not invested shall be held in cash.

ARTICLE V

DISTRIBUTIONS TO HOLDERS OF CERTIFICATES

Section 5.01.  Distributions Generally.

(a)

Subject to Section 7.01 respecting the final distribution on the Certificates or Lower Tier REMIC 1 Uncertificated Regular Interests, on each Distribution Date the Trustee or the Paying Agent shall make distributions in accordance with this Article V.  Such distributions shall be made by check mailed to each Certificateholder’s address as it appears on the Certificate Register of the Certificate Registrar (which shall initially be the Trustee) or, upon written request made to the Trustee at least five Business Days prior to the related Distribution Date, by wire transfer in immediately available funds to an account specified in the request and at the expense of such Certificateholder; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.  Distributions on Book-Entry Certificates shall be made by wire transfer.  Notwithstanding such final distribution of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of each related REMIC and the payment in full of all other amounts due with respect to such Residual Certificate and at such time such final payment in retirement of any such Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office of the Trustee.  If any payment required to be made on the Certificates or Lower Tier REMIC 1 Uncertificated Regular Interests is to be made on a day that is not a Business Day, then such payment will be made on the next succeeding Business Day.

(b)

All distributions or allocations made with respect to Certificateholders within each Class on each Distribution Date shall be allocated among the outstanding Certificates in such Class equally in proportion to their respective initial Certificate Principal Amounts (or initial Notional Amounts).

Section 5.02.  Distributions from the Certificate Account.

(a)

On each Distribution Date on or prior to a Section 7.01(c) Purchase Event or a Trust Fund Termination Event, the Trustee (or the Paying Agent on behalf of the Trustee) shall withdraw from the Certificate Account, the Available Distribution Amount (other than the Class P Distributable Amount) with respect to each Mortgage Pool, and shall distribute such amount as specified in this subparagraph (a) through subparagraph (k) of this Section to the Holders of record of each Class of Certificates or Components, in the following order of priority:

(i)

from the Available Distribution Amount for each Mortgage Pool, to each Class of Senior Certificates (other than the Class AX, Class PAX and Class AP Certificates) and any Component of the Class AX and Class PAX Certificates relating to such Mortgage Pool, the Accrued Certificate Interest thereon for such Distribution Date, as reduced, in each case, by such Class’s or Component’s allocable share of any Net Prepayment Interest Shortfalls for the related Mortgage Pool for such Distribution Date; provided, however, that any shortfall in available amounts for that Mortgage Pool shall be allocated among the Classes of Senior Certificates related to such Mortgage Pool in proportion to the amount of Accrued Certificate Interest (as so reduced) that would otherwise be distributable thereon; provided further, that prior to the related Accretion Termination Date, such amount otherwise distributable to the Class 2-A4, Class 3-A4, Class 5-A3 and Class 5-A5 Certificates will instead be added to the Class Principal Amount thereof and will be allocated as provided in Section 5.02(i);

(ii)

from the Available Distribution Amount for each Mortgage Pool, to each Class of Senior Certificates (other than the Class AX, Class PAX and Class AP Certificates) and any Component of the Class AX and Class PAX Certificates relating to such Mortgage Pool, any related Interest Shortfall for such Distribution Date; provided, however, that any shortfall in available amounts for each Mortgage Pool shall be allocated among the Classes of Senior Certificates and Components related to such Mortgage Pool in proportion to the amount of such interest (as so reduced) that would otherwise be distributable thereon; provided further, that prior to the related Accretion Termination Date, such amount otherwise distributable to the Class 2-A4, Class 3-A4, Class 5-A3 and Class 5-A5 Certificates will instead be added to the Class Principal Amount thereof and will be allocated as provided in Section 5.02(i);

(iii)

from the remaining Available Distribution Amount for each Mortgage Pool to the Senior Certificates (other than any related Notional Certificates) as set forth in the Senior Principal Priorities attached as Exhibit O hereto;

(iv)

to the Class AP(1) Component, to the extent of the remaining Available Distribution Amount for Pool 1, the related AP(1) Component Deferred Amount for such Distribution Date; provided, however, that (A) distributions pursuant to this priority shall not exceed the Subordinate Principal Distribution Amount for Pool 1 for such date; and (B) such amounts will not reduce the Component Principal Amount of the AP(1) Component;

(v)

to the Class AP(2) Component, to the extent of the remaining Available Distribution Amount for Pool 2, the related AP(2) Component Deferred Amount for such Distribution Date; provided, however, that (A) distributions pursuant to this priority shall not exceed the Subordinate Principal Distribution Amount for Pool 2 for such date; and (B) such amounts will not reduce the Component Principal Amount of the AP(2) Component;

(vi)

to the Class AP(3) Component, to the extent of the remaining Available Distribution Amount for Pool 3, the related AP(1) Component Deferred Amount for such Distribution Date; provided, however, that (A) distributions pursuant to this priority shall not exceed the Subordinate Principal Distribution Amount for Pool 3 for such date; and (B) such amounts will not reduce the Component Principal Amount of the AP(3) Component;

(vii)

to the Class AP(5) Component, to the extent of the remaining Available Distribution Amount for Pool 5, the related AP(5) Component Deferred Amount for such Distribution Date; provided, however, that (A) distributions pursuant to this priority shall not exceed the Subordinate Principal Distribution Amount for Pool 5 for such date; and (B) such amounts will not reduce the Component Principal Amount of the AP(5) Component;

(viii)

from the remaining Available Distribution Amount for Pool 1, to the B1(1), B2(1), B3(1), B4(1), B5(1), B6(1), B7(1), B8(1) and B9(1) Components, in that order, of the following amounts, in the following order of priority:  (x) the Accrued Certificate Interest thereon for such Distribution Date, as reduced by such Component’s allocable share of any Net Prepayment Interest Shortfalls for such Distribution Date, (y) any Interest Shortfall for such Component on such Distribution Date and (z) the related Component’s Subordinate Component Percentage of the Subordinate Principal Distribution Amount for Pool 1 for that Distribution Date, except as provided in Section 5.02(g), until the Component Principal Amount thereof has been reduced to zero;

(ix)

from the remaining Available Distribution Amount for Pool 2, to the B1(2), B2(2), B3(2), B4(2), B5(2), B6(2), B7(2), B8(2) and B9(2) Components, in that order, of the following amounts, in the following order of priority:  (x) the Accrued Certificate Interest thereon for such Distribution Date, as reduced by such Component’s allocable share of any Net Prepayment Interest Shortfalls for such Distribution Date, (y) any Interest Shortfall for such Component on such Distribution Date and (z) the related Component’s Subordinate Component Percentage of the Subordinate Principal Distribution Amount for Pool 2 for that Distribution Date, except as provided in Section 5.02(g), until the Component Principal Amount thereof has been reduced to zero;

(x)

from the remaining Available Distribution Amount for Pool 3, to the B1(3), B2(3), B3(3), B4(3), B5(3), B6(3), B7(3), B8(3) and B9(3) Components, in that order, of the following amounts, in the following order of priority:  (x) the Accrued Certificate Interest thereon for such Distribution Date, as reduced by such Component’s allocable share of any Net Prepayment Interest Shortfalls for such Distribution Date, (y) any Interest Shortfall for such Component on such Distribution Date and (z) the related Component’s Subordinate Component Percentage of the Subordinate Principal Distribution Amount for Pool 3 for that Distribution Date, except as provided in Section 5.02(g), until the Component Principal Amount thereof has been reduced to zero;

(xi)

from the remaining Available Distribution Amount for Pool 4 and Pool 5, to the Class B1(4-5), Class B2(4-5), Class B3(4-5), Class B4(4-5), Class B5(4-5), Class B6(4-5) and Class B7(4-5) Certificates, in that order, subject to the prior distribution of amounts pursuant to Section 5.02(g), of the following amounts, in the following order of priority:  (x) the Accrued Certificate Interest thereon for such Distribution Date, as reduced by such Class’s allocable share of any Net Prepayment Interest Shortfalls for such Distribution Date, (y) any Interest Shortfall for such Class on such Distribution Date and (z) the related Class’s Subordinate Class Percentage of the Subordinate Principal Distribution Amount for Pool 4 and Pool 5 for that Distribution Date, except as provided in Section 5.02(g), until the Class Principal Amount thereof has been reduced to zero;

(b)

Net Prepayment Interest Shortfalls for each Mortgage Pool shall be allocated among the Certificates related to such Mortgage Pool (other than the Class AP Certificates) pro rata based on (i) in the case of the related Non-AP Senior Certificates and the Components of the Group 1-3 Subordinate Certificates, the Accrued Certificate Interest otherwise distributable thereon, and (ii) in the case of the Group 4-5 Subordinate Certificates, interest accrued on the related Apportioned Principal Balances.

(c)

After the Group 1 Credit Support Depletion Date, the Senior Principal Distribution Amount with respect to Pool 1 shall be distributed among the related Non-AP Classes of Senior Certificates proportionately, on the basis of their respective Class Principal Amounts immediately prior to such Distribution Date, regardless of the priorities and amounts set forth in Section 5.02(a)(iii).

(d)

After the Group 2 Credit Support Depletion Date, the Senior Principal Distribution Amount with respect to Pool 2 shall be distributed among the related Non-AP Classes of Senior Certificates proportionately, on the basis of their respective Class Principal Amounts immediately prior to such Distribution Date, regardless of the priorities and amounts set forth in Section 5.02(a)(iii).

(e)

After the Group 3 Credit Support Depletion Date, the Senior Principal Distribution Amount with respect to Pool 3 shall be distributed among the related Non-AP Classes of Senior Certificates proportionately, on the basis of their respective Class Principal Amounts immediately prior to such Distribution Date, regardless of the priorities and amounts set forth in Section 5.02(a)(iii).

(f)

After the Group 4-5 Credit Support Depletion Date, the Senior Principal Distribution Amount with respect to Pool 5 shall be distributed among the related Non-AP Classes of Senior Certificates proportionately, on the basis of their respective Class Principal Amounts immediately prior to such Distribution Date, regardless of the priorities and amounts set forth in Section 5.02(a)(iii).

(g)

(i)  With respect to any of the B1(1), B2(1), B3(1), B4(1), B5(1), B6(1), B7(1), B8(1) or B9(1) Components, if on any Distribution Date the Credit Support Percentage for that Component is less than the Original Credit Support Percentage for such Component, then, notwithstanding anything to the contrary in Section 5.02(a), no distribution of amounts described in clauses (ii) and (iii) of the definition of Subordinate Principal Distribution Amount will be made in respect of any related Component of lower priority on such Distribution Date; (ii) with respect to any of the B1(2), B2(2), B3(2), B4(2), B5(2), B6(2), B7(2), B8(2) or B9(2) Components, if on any Distribution Date the Credit Support Percentage for that Component is less than the Original Credit Support Percentage for such Component, then, notwithstanding anything to the contrary in Section 5.02(a), no distribution of amounts described in clauses (ii) and (iii) of the definition of Subordinate Principal Distribution Amount will be made in respect of any related Component of lower priority on such Distribution Date; (iii) with respect to any of the B1(3), B2(3), B3(3), B4(3), B5(3), B6(3), B7(3), B8(3) or B9(3) Components, if on any Distribution Date the Credit Support Percentage for that Component is less than the Original Credit Support Percentage for such Component, then, notwithstanding anything to the contrary in Section 5.02(a), no distribution of amounts described in clauses (ii) and (iii) of the definition of Subordinate Principal Distribution Amount will be made in respect of any related Component of lower priority on such Distribution Date; and (iv) with respect to any of the Class B1(4-5), Class B2(4-5), Class B3(4-5), Class B4(4-5), Class B5(4-5), Class B6(4-5) or Class B7(4-5)Certificates, if on any Distribution Date the Credit Support Percentage for that Class is less than the Original Credit Support Percentage for such Class, then, notwithstanding anything to the contrary in Section 5.02(a), no distribution of amounts described in clauses (ii) and (iii) of the definition of Subordinate Principal Distribution Amount will be made in respect of any related Class of lower priority on such Distribution Date.

Any amount not distributed in respect of any Component or Class on any Distribution Date pursuant to the immediately preceding paragraph shall be allocated among the remaining Components or Classes of Subordinate Certificates, as applicable, in proportion to their respective Component Principal Amounts or Class Principal Amounts, as applicable.

(h)

On each Distribution Date, the Trustee shall distribute to the Holder of the Class R Certificate any amounts remaining in the REMIC II or REMIC III for such Distribution Date after application of all amounts described in paragraph (a) of this Section 5.02.  On each Distribution Date, the Trustee shall distribute to the Holder of the Class LT-R Certificate any amounts remaining in the REMIC I for such Distribution Date after application of all amounts described in paragraph (a) of this Section 5.02.  Any distributions pursuant to this paragraph (e) shall not reduce the Class Principal Amount of the Class R Certificate.

(i)

On each Distribution Date prior to the Accretion Termination Date for the Class 2-A4 Certificates and before the distributions have been made on such Distribution Date pursuant to Section 5.02(a)(iii), an amount equal to the Accrual Amount allocable to the Class 2-A4 Certificates for such date will be allocated concurrently with the Senior Principal Distribution Amount for Pool 2 to make distributions in respect of principal to the Class 2-A1 and Class 2-A3 Certificates in accordance Section 5.02(a)(iii), until their respective Class Principal Amounts have been reduced to zero.  On each such date, the Accrual Amount for the Class 2-A4 Certificates and such date will be added to the Class Principal Amount thereof.  On each Distribution Date on or after the Accretion Termination Date for the Class 2-A4 Certificates, Accrued Certificate Interest will no longer be added to the Class Principal Amount thereof but will instead be distributed as interest thereon.

On each Distribution Date prior to the Accretion Termination Date for the Class 3-A4 Certificates and before the distributions have been made on such Distribution Date pursuant to Section 5.02(a)(iii), an amount equal to the Accrual Amount allocable to the Class 3-A4 Certificates for such date will be allocated concurrently with the Senior Principal Distribution Amount for Pool 3 to make distributions in respect of principal to the Class 3-A1, Class 3-A3 and Class 3-A7 Certificates in accordance Section 5.02(a)(iii), until their respective Class Principal Amounts have been reduced to zero.  On each such date, the Accrual Amount for the Class 3-A4 Certificates and such date will be added to the Class Principal Amount thereof.  On each Distribution Date on or after the Accretion Termination Date for the Class 3-A4 Certificates, Accrued Certificate Interest will no longer be added to the Class Principal Amount thereof but will instead be distributed as interest thereon.

On each Distribution Date prior to the Accretion Termination Date for the Class 5-A3 Certificates and before the distributions have been made on such Distribution Date pursuant to Section 5.02(a)(iii), an amount equal to the Accrual Amount allocable to the Class 5-A3 Certificates for such date will be allocated to make distributions in respect of principal to the Class 5-A1 and Class 5-A2 Certificates pro rata, based on their respective Class Principal Amounts, until their respective Class Principal Amounts have been reduced to zero.  On each such date, the Accrual Amount for the Class 5-A3 Certificates and such date will be added to the Class Principal Amount thereof.  On each Distribution Date on or after the Accretion Termination Date for the Class 5-A3 Certificates, Accrued Certificate Interest will no longer be added to the Class Principal Amount thereof but will instead be distributed as interest thereon.

On each Distribution Date prior to the Accretion Termination Date for the Class 5-A5 Certificates and before the distributions have been made on such Distribution Date pursuant to Section 5.02(a)(iii), an amount equal to the Accrual Amount allocable to the Class 5-A5 Certificates for such date will be allocated concurrently with the Senior Principal Distribution Amount for Pool 5 to make distributions in respect of principal to the Class 5-A1, Class 5-A2, Class 5-A3 and Class 5-A4 Certificates in accordance Section 5.02(a)(iii), until their respective Class Principal Amounts have been reduced to zero.  On each such date, the Accrual Amount for the Class 5-A5 Certificates and such date will be added to the Class Principal Amount thereof.  On each Distribution Date on or after the Accretion Termination Date for the Class 5-A5 Certificates, Accrued Certificate Interest will no longer be added to the Class Principal Amount thereof but will instead be distributed as interest thereon.

(j)

On each Distribution Date, the Trustee shall distribute the Class P Distributable Amount for such date to the Holder of the Class P Certificates.

(k)

(i)  On each Distribution Date prior to the Group 4-5 Credit Support Depletion Date but after the date on which the total Certificate Principal Amount of the Non-AP Senior Certificate or Certificates relating to either Pool 4 or Pool 5 has been reduced to zero, amounts otherwise distributable as principal on each Class of Group 4-5 Subordinate Certificates pursuant to Section 5.02(a)(xi), in reverse order of priority, in respect of such Class’s Subordinate Class Percentage of the Subordinate Principal Distribution Amount for the Mortgage Pool relating to such retired Certificates, shall be distributed as principal to the Non-AP Senior Certificates (other than the Non-AP Senior Certificates relating to Pool 1, Pool 2 and Pool 3) remaining outstanding pursuant to Section 5.02(a)(iii) until the Class Principal Amounts thereof have been reduced to zero, provided that on such Distribution Date (a) the Group 4-5 Subordinate Percentage for such Distribution Date is less than 200% of the Group 4-5 Subordinate Percentage as of the Cut-off Date or (b) the average outstanding principal balance of the Mortgage Loans in either Pool 4 or Pool 5 that are delinquent 60 days or more for the last six months (including for this purpose any REO Property or Mortgage Loans in foreclosure or bankruptcy and the Scheduled Payments that would have been due on Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust Fund if the related Mortgage Loan had remained in existence) as a percentage of the related Group Subordinate Amount is greater than or equal to 50%.

(ii)  On any Distribution Date on which any Non-AP Senior Certificate or Certificates relating to Pool 4 or Pool 5 constitute an Undercollateralized Class or Classes, all amounts otherwise distributable as principal on the Group 4-5 Subordinate Certificates, in reverse order of priority (other than amounts necessary to pay any AP Deferred Amounts or unpaid Interest Shortfalls) (or, following the Group 4-5 Credit Support Depletion Date, such other amounts described in the immediately following sentence), will be distributed as principal to the Undercollateralized Class or Classes pursuant to Section 5.02(a)(iii), until the total Certificate Principal Amount of the Undercollateralized Class or Classes equals the Non-AP Balance of the related Mortgage Pool (such distribution, an “Undercollateralization Distribution”).  In the event that any Non-AP Senior Certificate or Certificates related to Pool 4 or Pool 5 constitute an Undercollateralized Class or Classes on any Distribution Date following the Group 4-5 Credit Support Depletion Date, Undercollateralization Distributions will be made from any Available Distribution Amount from the Mortgage Pool (other than Pool 1, Pool 2 and Pool 3) not related to an Undercollateralized Class or Classes remaining after all required amounts have been distributed to the Non-AP Senior Certificates related to such other Mortgage Pool.  In addition, the amount of any unpaid Interest Shortfalls with respect to an Undercollateralized Class on any Distribution Date (including any Interest Shortfalls for such Distribution Date) will be distributed to the Undercollateralized Class or Classes prior to the payment of any Undercollateralization Distributions from amounts otherwise distributable as principal on the Group 4-5 Subordinate Certificates, in reverse order of priority (or, following the Group 4-5 Credit Support Depletion Date, as provided in the preceding sentence).

(l)

On each Distribution Date occurring after a Section 7.01(c) Purchase Event but on or prior to a Trust Fund Termination Event, the Trustee (or the Paying Agent on behalf of the Trustee), shall withdraw from the Certificate Account the Available Distribution Amount (to the extent such amount is on deposit in the Certificate Account), and shall allocate such amount to the interests issued in respect of the Lower Tier REMIC 1 Uncertificated Regular Interests created pursuant to this Agreement and shall distribute such amount first, to the Trustee, any amounts reimbursable pursuant to Section 4.04(b)(i) and not previously reimbursed to the Trustee, second, to the LTURI-holder, any remaining Available Distribution Amount to the extent payable on the Lower Tier REMIC 1 Uncertificated Regular Interests as provided in the Preliminary Statement, and third, to the Class LT-R Certificates.

Section 5.03.  Allocation of Realized Losses.

(a)

(i)

On any Distribution Date, (v) the applicable AP Percentage of the principal portion of each Realized Loss (other than any Excess Loss) in respect of a Mortgage Loan in a Mortgage Pool will be allocated to and reduce the Class Principal Amount of the related Component of the Class AP Certificates until its Component Principal Amount has been reduced to zero; (w) the remaining principal portion of such Realized Loss (other than any Excess Loss) in respect of a Mortgage Loan in Pool 1, shall be allocated in the following order of priority:

first, to the B9(1) Component, in reduction of its Component Principal Amount, until the Component Principal Amount thereof has been reduced to zero;

second, to the B8(1) Component, in reduction of its Component Principal Amount, until the Component Principal Amount thereof has been reduced to zero;

third, to the B7(1) Component, in reduction of its Component Principal Amount, until the Component Principal Amount thereof has been reduced to zero;

fourth, to the B6(1) Component, in reduction of its Component Principal Amount, until the Component Principal Amount thereof has been reduced to zero;

fifth, to the B5(1) Component, in reduction of its Component Principal Amount, until the Component Principal Amount thereof has been reduced to zero;

sixth, to the B4(1) Component, in reduction of its Component Principal Amount, until the Component Principal Amount thereof has been reduced to zero;

seventh, to the B3(1) Component, in reduction of its Component Principal Amount, until the Component Principal Amount thereof has been reduced to zero;

eighth,  to the B2(1) Component, in reduction of its Component Principal Amount, until the Component Principal Amount thereof has been reduced to zero;

ninth,  to the B1(1) Component, in reduction of its Component Principal Amount, until the Component Principal Amount thereof has been reduced to zero; and

tenth, to the related Classes of Non-AP Senior Certificates, pro rata, in accordance with their respective Class Principal Amounts; provided, however, that any Realized Loss that would otherwise be allocated to the Class 1-A1, Certificates will instead be allocated to the Class 1-A4 Certificates until the Class Principal Amount of the Class 1-A4 Certificates has been reduced to zero;

(x)

the remaining principal portion of such Realized Loss (other than any Excess Loss) in respect of a Mortgage Loan in Pool 2, shall be allocated in the following order of priority:

first, to the B9(2) Component, in reduction of its Component Principal Amount, until the Component Principal Amount thereof has been reduced to zero;

second, to the B8(2) Component, in reduction of its Component Principal Amount, until the Component Principal Amount thereof has been reduced to zero;

third, to the B7(2) Component, in reduction of its Component Principal Amount, until the Component Principal Amount thereof has been reduced to zero;

fourth, to the B6(2) Component, in reduction of its Component Principal Amount, until the Component Principal Amount thereof has been reduced to zero;

fifth, to the B5(2) Component, in reduction of its Component Principal Amount, until the Component Principal Amount thereof has been reduced to zero;

sixth, to the B4(2) Component, in reduction of its Component Principal Amount, until the Component Principal Amount thereof has been reduced to zero;

seventh, to the B3(2) Component, in reduction of its Component Principal Amount, until the Component Principal Amount thereof has been reduced to zero;

eighth,  to the B2(2) Component, in reduction of its Component Principal Amount, until the Component Principal Amount thereof has been reduced to zero;

ninth,  to the B1(2) Component, in reduction of its Component Principal Amount, until the Component Principal Amount thereof has been reduced to zero; and

tenth, to the related Classes of Non-AP Senior Certificates, pro rata, in accordance with their respective Class Principal Amounts; provided, however, that any Realized Loss that would otherwise be allocated to the Class 2-A1, Class 2-A4 and Class 2-A5 Certificates will instead be allocated, pro rata, to the Class 2-A6 Certificates until the Class Principal Amount of the Class 2-A6 Certificates has been reduced to zero;

(y)

the remaining principal portion of such Realized Loss (other than any Excess Loss) in respect of a Mortgage Loan in Pool 3, shall be allocated in the following order of priority:

first, to the B9(3) Component, in reduction of its Component Principal Amount, until the Component Principal Amount thereof has been reduced to zero;

second, to the B8(3) Component, in reduction of its Component Principal Amount, until the Component Principal Amount thereof has been reduced to zero;

third, to the B7(3) Component, in reduction of its Component Principal Amount, until the Component Principal Amount thereof has been reduced to zero;

fourth, to the B6(3) Component, in reduction of its Component Principal Amount, until the Component Principal Amount thereof has been reduced to zero;

fifth, to the B5(3) Component, in reduction of its Component Principal Amount, until the Component Principal Amount thereof has been reduced to zero;

sixth, to the B4(3) Component, in reduction of its Component Principal Amount, until the Component Principal Amount thereof has been reduced to zero;

seventh, to the B3(3) Component, in reduction of its Component Principal Amount, until the Component Principal Amount thereof has been reduced to zero;

eighth,  to the B2(3) Component, in reduction of its Component Principal Amount, until the Component Principal Amount thereof has been reduced to zero;

ninth,  to the B1(3) Component, in reduction of its Component Principal Amount, until the Component Principal Amount thereof has been reduced to zero; and

tenth, to the related Classes of Non-AP Senior Certificates, pro rata, in accordance with their respective Class Principal Amounts; provided, however, that any Realized Loss that would otherwise be allocated to the Class 3-A4 and Class 3-A5 Certificates will instead be allocated, pro rata, to the Class 3-A6 Certificates until the Class Principal Amount of the Class 3-A6 Certificates has been reduced to zero; and

(z)

the remaining principal portion of such Realized Loss (other than any Excess Loss) in respect of a Mortgage Loan in Pool 4 or Pool 5, shall be allocated in the following order of priority:

first, to the Class B7(4-5) Certificates, in reduction of their Class Principal Amount, until the Class Principal Amount thereof has been reduced to zero;

second, to the Class B6(4-5) Certificates, in reduction of their Class Principal Amount, until the Class Principal Amount thereof has been reduced to zero;

third, to the Class B5(4-5) Certificates, in reduction of their Class Principal Amount, until the Class Principal Amount thereof has been reduced to zero;

fourth, to the Class B4(4-5) Certificates, in reduction of their Class Principal Amount, until the Class Principal Amount thereof has been reduced to zero;

fifth, to the Class B3(4-5) Certificates, in reduction of their Class Principal Amount, until the Class Principal Amount thereof has been reduced to zero;

sixth, to the Class B2(4-5) Certificates, in reduction of their Class Principal Amount, until the Class Principal Amount thereof has been reduced to zero;

seventh, to the Class B1(4-5) Certificates, in reduction of their Class Principal Amount, until the Class Principal Amount thereof has been reduced to zero; and

eighth, to the related Classes of Non-AP Senior Certificates, pro rata, in accordance with their respective Class Principal Amounts; provided, however, that any Realized Loss that would otherwise be allocated to the Class 4-A1 Certificates will instead be allocated to the Class 4-A2 Certificates until the Class Principal Amount of the Class 4-A2 Certificates has been reduced to zero.

(b)

(i) With respect to any Distribution Date, the applicable Non-AP Percentage of the principal portion of any Excess Loss in respect of a Mortgage Loan in Pool 1 shall be allocated, pro rata, to the Group 1 Subordinate Components and related Non-AP Senior Certificate or Certificates on the basis of the Component Principal Amounts of the Group 1 Subordinate Components and Class Principal Amounts of the Non-AP Senior Certificates; (ii) with respect to any Distribution Date, the applicable Non-AP Percentage of the principal portion of any Excess Loss in respect of a Mortgage Loan in Pool 2 shall be allocated, pro rata, to the Group 2 Subordinate Components and related Non-AP Senior Certificate or Certificates on the basis of the Component Principal Amounts of the Group 2 Subordinate Components and Class Principal Amounts of the Non-AP Senior Certificates; (iii) with respect to any Distribution Date, the applicable Non-AP Percentage of the principal portion of any Excess Loss in respect of a Mortgage Loan in Pool 3 shall be allocated, pro rata, to the Group 3 Subordinate Components and related Non-AP Senior Certificate or Certificates on the basis of the Component Principal Amounts of the Group 3 Subordinate Components and Class Principal Amounts of the Non-AP Senior Certificates; (iv) with respect to any Distribution Date, the applicable Non-AP Percentage of the principal portion of any Excess Loss in respect of a Mortgage Loan in either of Pool 4 or Pool 5 shall be allocated, pro rata, to the Group 4-5 Subordinate Certificates and related Non-AP Senior Certificate or Certificates on the basis of the Apportioned Principal Balances of the Group 4-5 Subordinate Certificates and Class Principal Amounts of the Non-AP Senior Certificates; and (v) the applicable AP Percentage of the principal portion of an Excess Loss (other than a Debt Service Reduction) in respect of a Mortgage Loan in Pool 1, Pool 2, Pool 3 and Pool 5 will be applied to the AP(1) Component, the AP(2) Component, the AP(3) Component and the AP(4) Component, respectively, until the Class Principal Amounts thereof have been reduced to zero.

(c)

Any Realized Losses allocated to a Class of Certificates or Component pursuant to Section 5.03(a) or (b) shall be allocated among the Certificates of such Class or Component in proportion to their respective Certificate Principal Amounts or Component Principal Amounts, as applicable.  Any allocation of Realized Losses pursuant to this paragraph (c) shall be accomplished by reducing the Certificate Principal Amounts or Component Principal Amounts of the related Certificates or Component on the related Distribution Date in accordance with Section 5.03(d).

(d)

Realized Losses allocated in accordance with this Section 5.03 shall be allocated on the Distribution Date in the month following the month in which such loss was incurred and, in the case of the principal portion thereof, after giving effect to distributions made on such Distribution Date, except that the aggregate amount of Realized Losses to be allocated to the Class AP Certificates on such Distribution Date will be taken into account in determining distributions in respect of any related AP Deferred Amount for such date.

(e)

(i) On each Distribution Date, the Group 1 Component Writedown Amount for such date shall effect a corresponding reduction in the Component Principal Amount of the lowest ranking outstanding Group 1 Subordinate Component, which reduction shall occur on such Distribution Date after giving effect to distributions made on such Distribution Date; (ii) on each Distribution Date, the Group 2 Component Writedown Amount for such date shall effect a corresponding reduction in the Component Principal Amount of the lowest ranking outstanding Group 2 Subordinate Component, which reduction shall occur on such Distribution Date after giving effect to distributions made on such Distribution Date, (iii) on each Distribution Date, the Group 3 Component Writedown Amount for such date shall effect a corresponding reduction in the Component Principal Amount of the lowest ranking outstanding Group 3 Subordinate Component, which reduction shall occur on such Distribution Date after giving effect to distributions made on such Distribution Date and (iv) on each Distribution Date, the Group 4-5 Certificate Writedown Amount for such date shall effect a corresponding reduction in the Class Principal Amount of the lowest ranking Class of outstanding Group 4-5 Subordinate Certificates, which reduction shall occur on such Distribution Date after giving effect to distributions made on such Distribution Date.

Section 5.04.  Advances by the Master Servicer and the Trustee.

(a)

Advances shall be made in respect of each Deposit Date as provided herein.  If, on any Determination Date, the Master Servicer determines that any Scheduled Payments due during the related Due Period (other than Balloon Payments) have not been received, the Master Servicer shall, or cause the applicable Servicer to, advance such amount, less an amount, if any, to be set forth in an Officer’s Certificate to be delivered to the Trustee on such Determination Date, which if advanced the Master Servicer or the applicable Servicer has determined would not be recoverable from amounts received with respect to such Mortgage Loan, including late payments, Liquidation Proceeds, Insurance Proceeds or otherwise.  If the Master Servicer determines that an Advance is required, it shall on the Deposit Date immediately following such Determination Date either (i) remit to the Trustee from its own funds (or funds advanced by the applicable Servicer) for deposit in the Certificate Account immediately available funds in an amount equal to such Advance, (ii) cause to be made an appropriate entry in the records of the Collection Account that funds in such account being held for future distribution or withdrawal have been, as permitted by this Section 5.04, used by the Master Servicer to make such Advance, and remit such immediately available funds to the Trustee for deposit in the Certificate Account or (iii) make Advances in the form of any combination of clauses (i) and (ii) aggregating the amount of such Advance.  Any funds being held in the Collection Account for future distribution to Certificateholders and so used shall be replaced by the Master Servicer from its own funds by remittance to the Trustee for deposit in the Certificate Account on or before any future Deposit Date to the extent that funds in the Certificate Account on such Deposit Date shall be less than payments to Certificateholders required to be made on the related Distribution Date.  The Trustee shall be entitled to conclusively rely upon any determination by the Master Servicer that an Advance, if made, would constitute a non-recoverable advance.  The Master Servicer and each Servicer shall be entitled to be reimbursed from the Collection Account for all Advances made by it as provided in Section 4.02.

(b)

In the event that the Master Servicer fails for any reason to make an Advance required to be made pursuant to this Section 5.04, the Trustee, solely in its capacity as successor Master Servicer pursuant to Section 6.14, shall, on or before the related Distribution Date, deposit in the Certificate Account an amount equal to the excess of (a) Advances required to be made by the Master Servicer that would have been deposited in such Certificate Account over (b) the amount of any Advance made by the Master Servicer and Servicers with respect to such Distribution Date; provided, however, that the Trustee shall be required to make such Advance only if it is not prohibited by law from doing so and it has determined that such Advance would be recoverable from amounts to be received with respect to such Mortgage Loan, including late payments, Liquidation Proceeds, Insurance Proceeds, or otherwise.  The Trustee shall be entitled to be reimbursed from the Certificate Account for Advances made by it pursuant to this Section 5.04 as if it were the Master Servicer.

Section 5.05.  Compensating Interest Payments.

The Master Servicer shall not be responsible for making any Compensating Interest Payments not made by the Servicers.  Any Compensating Interest Payments made by the Servicers shall be a component of the Available Distribution Amount.

Section 5.06.  Supplemental Interest Trust.

The Trustee is hereby directed by the Depositor to accept the Class 1-A1 Cap Agreement, the Class 2-A1 Cap Agreement and the Class 3-A1 Cap Agreement on behalf of a trust, separate from the Trust Fund, for the benefit of the Class 1-A1, Class 2-A1, Class 3-A1 and Class X Certificateholders in the form presented to it by the Depositor and shall have no responsibility for the contents, adequacy or sufficiency of the Class 1-A1 Cap Agreement, the Class 2-A1 Cap Agreement or the Class 3-A1 Cap Agreement, including without limitation, the representations and warranties contained therein.

Section 5.07.  The Reserve Funds.

(a)

 On the Closing Date, the Trustee shall establish and maintain in the name of the Trustee, in the Supplemental Interest Trust for the benefit of the holders of the Class 1-A1 and Class X Certificates, the Class 1-A1 Reserve Fund, into which the Depositor shall deposit $1,000.  The Trustee shall hold the Class 1-A1 Cap Agreement as an asset in the Class 1-A1 Reserve Fund.  The Class 1-A1 Reserve Fund shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including without limitation other moneys of the Trustee held pursuant to this Agreement.  The Class 1-A1 Reserve Fund shall not be an asset of any REMIC or the Trust Fund established hereby.

(b)

On each Distribution Date, the Trustee on behalf of the Supplemental Interest Trust shall distribute amounts on deposit in the Class 1-A1 Reserve Fund, first, to the Holders of the Class 1-A1 Certificates, in an amount up to any Basis Risk Shortfalls on the Class 1-A1 Certificates and second, to the Holders of the Class 1-A1 Certificates, in an amount up to any Unpaid Basis Risk Shortfalls on the Class 1-A1 Certificates.   Any remaining amounts shall be retained in the Class 1-A1 Reserve Fund for distribution on future Distribution Dates.

(c)

Upon the earliest to occur of (i) the Distribution Date on which the Class Principal Amount of the Class 1-A1 Certificates is reduced to zero, (ii) a Section 7.01(c) Purchase Event or (iii) a Trust Fund Termination Event, any amounts remaining in the Class 1-A1 Reserve Fund and any future amounts payable under the Class 1-A1 Cap Agreement shall be distributed to the Class X Certificateholder.

(d)

On the Closing Date, the Trustee shall establish and maintain in the name of the Trustee, in the Supplemental Interest Trust for the benefit of the holders of the Class 2-A1 and Class X Certificates, the Class 2-A1 Reserve Fund, into which the Depositor shall deposit $1,000.  The Trustee shall hold the Class 2-A1 Cap Agreement as an asset in the Class 2-A1 Reserve Fund.  The Class 2-A1 Reserve Fund shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including without limitation other moneys of the Trustee held pursuant to this Agreement.  The Class 2-A1 Reserve Fund shall not be an asset of any REMIC or the Trust Fund established hereby.

(e)

On each Distribution Date, the Trustee on behalf of the Supplemental Interest Trust shall distribute amounts on deposit in the Class 2-A1 Reserve Fund,  first, to the Holders of the Class 2-A1 Certificates, in an amount up to any Basis Risk Shortfalls on the Class 2-A1 Certificates and second, to the Holders of the Class 2-A1 Certificates, in an amount up to any Unpaid Basis Risk Shortfalls on the Class 2-A1 Certificates.   Any remaining amounts shall be retained in the Class 2-A1 Reserve Fund for distribution on future Distribution Dates.

(f)

Upon the earliest to occur of (i) the Distribution Date on which the Class Principal Amount of the Class 2-A1 Certificates is reduced to zero, (ii) a Section 7.01(c) Purchase Event or (iii) a Trust Fund Termination Event, any amounts remaining in the Class 2-A1 Reserve Fund and any future amounts payable under the Class 2-A1 Cap Agreement shall be distributed to the Class X Certificateholder.

(g)

On the Closing Date, the Trustee shall establish and maintain in the name of the Trustee, in the Supplemental Interest Trust for the benefit of the holders of the Class 3-A1 and Class X Certificates, the Class 3-A1 Reserve Fund, into which the Depositor shall deposit $1,000.  The Trustee shall hold the Class 3-A1 Cap Agreement as an asset in the Class 3-A1 Reserve Fund.  The Class 3-A1 Reserve Fund shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including without limitation other moneys of the Trustee held pursuant to this Agreement.  The Class 3-A1 Reserve Fund shall not be an asset of any REMIC or the Trust Fund established hereby.

(h)

On each Distribution Date, the Trustee on behalf of the Supplemental Interest Trust shall distribute amounts on deposit in the Class 3-A1 Reserve Fund,  first, to the Holders of the Class 3-A1 Certificates, in an amount up to any Basis Risk Shortfalls on the Class 3-A1 Certificates and second, to the Holders of the Class 3-A1 Certificates, in an amount up to any Unpaid Basis Risk Shortfalls on the Class 3-A1 Certificates.   Any remaining amounts shall be retained in the Class 3-A1 Reserve Fund for distribution on future Distribution Dates.

(i)

Upon the earliest to occur of (i) the Distribution Date on which the Class Principal Amount of the Class 3-A1 Certificates is reduced to zero, (ii) a Section 7.01(c) Purchase Event or (iii) a Trust Fund Termination Event, any amounts remaining in the Class 3-A1 Reserve Fund and any future amounts payable under the Class 3-A1 Cap Agreement shall be distributed to the Class X Certificateholder.

(j)

Funds in the Class 1-A1 Reserve Fund, Class 2-A1 Reserve Fund and Class 3-A1 Reserve Fund shall be invested in Eligible Investments.  The Class X Certificates shall evidence ownership of the Class 1-A1 Reserve Fund, Class 2-A1 Reserve Fund and Class 3-A1 Reserve Fund for federal income tax purposes and LBH on behalf of the Holders thereof shall direct the Trustee, in writing, as to investment of amounts on deposit therein.  LBH shall be liable for any losses incurred on such investments.  In the absence of written instructions from LBH as to investment of funds on deposit in the Class 1-A1 Reserve Fund, Class 2-A1 Reserve Fund or Class 3-A1 Reserve Fund, such funds shall remain uninvested.

(k)

For federal income tax purposes, the Trustee shall treat the holders of the Class 1-A1, Class 2-A1 and Class 3-A1 Certificates as having entered into a notional principal contract with the holders of the Class X Certificates.  Pursuant to such notional principal contract, all holders of the Class X Certificates shall be treated as having agreed to pay Basis Risk Shortfalls and Unpaid Basis Risk Shortfalls to the holders of the Class 1-A1, Class 2-A1 and Class 3-A1 Certificates.  Any payments to the Class 1-A1, Class 2-A1 and Class 3-A1 Certificates in light of the foregoing shall not be payments with respect to a “regular interest” in a REMIC within the meaning of Code Section 860G(a)(1).  Notwithstanding the priority and sources of payments set forth in Article V hereof or otherwise, the Trustee shall account for all distributions on the Class 1-A1, Class 2-A1 and Class 3-A1 Certificates as set forth in this section.  For purposes of providing tax information reporting with respect to the Class 1-A1, Class 2-A1 and Class 3-A1 Certificates, the Trustee shall treat the notional principal contract described in this paragraph as having a value of $10,419.73, $6,357.75 and $4,202.90, respectively, as of the Closing Date.

ARTICLE VI

CONCERNING THE TRUSTEE;
EVENTS OF DEFAULT

Section 6.01.  Duties of Trustee.

(a)

The Trustee, except during the continuance of an Event of Default (of which a Responsible Officer of the Trustee shall have actual knowledge), undertakes to perform such duties and only such duties as are specifically set forth in this Agreement.  Any permissive right of the Trustee provided for in this Agreement shall not be construed as a duty of the Trustee.  If an Event of Default (of which a Responsible Officer of the Trustee shall have actual knowledge) has occurred and has not otherwise been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person’s own affairs unless the Trustee is acting as Master Servicer, in which case it shall use the same degree of care and skill as the Master Servicer hereunder.

(b)

The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Master Servicer to the Trustee pursuant to this Agreement, and the Trustee shall not be required to recalculate or verify any numerical information furnished to the Trustee pursuant to this Agreement.

(c)

The Trustee shall not have any liability arising out of or in connection with this Agreement, except for its negligence or willful misconduct.  Notwithstanding anything in this Agreement to the contrary, the Trustee shall not be liable for special, indirect or consequential losses or damages of any kind whatsoever (including, but not limited to, lost profits).  No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)

The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the consent or direction of Holders of the Certificates as provided in Section 6.18 hereof;

(ii)

For all purposes under this Agreement, the Trustee shall not be deemed to have notice of any Event of Default (other than resulting from a failure by the Master Servicer (i) to remit funds (or to make Advances) or (ii) to furnish information to the Trustee when required to do so) unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office, and such notice references the Holders of the Certificates and this Agreement; and

(iii)

No provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under this Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement.

(d)

The Trustee shall have no duty hereunder with respect to any complaint, claim, demand, notice or other document it may receive or which may be alleged to have been delivered to or served upon it by the parties as a consequence of the assignment of any Mortgage Loan hereunder; provided, however, that the Trustee promptly shall remit to the Master Servicer upon receipt any such complaint, claim, demand, notice or other document (i) which is delivered to the Corporate Trust Office of the Trustee, (ii) of which a Responsible Officer has actual knowledge, and (iii) which contains information sufficient to permit the Trustee to make a determination that the real property to which such document relates is a Mortgaged Property.

(e)

The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred upon the Trustee under this Agreement.

(f)

The Trustee shall not be held liable by reason of any insufficiency in any account (except the Certificate Account) or the Basis Risk Reserve Fund held by or on behalf of the Trustee resulting from any investment loss on any Eligible Investment included therein (except to the extent that the Trustee is the obligor and has defaulted thereon).

(g)

Except as otherwise provided herein, the Trustee shall not have any duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any re-recording, re-filing or re-depositing of any thereof, (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Collection Account or the Certificate Account, or (D) to confirm or verify the contents of any reports or certificates of any Servicer, the Master Servicer or Depositor delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties.

(h)

The Trustee shall not be liable in its individual capacity for an error of judgment made in good faith by a Responsible Officer or other officers of the Trustee unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts.

(i)

Notwithstanding anything in this Agreement to the contrary, the Trustee shall not be liable for special, indirect or consequential losses or damages of any kind whatsoever (including, but not limited to, lost profits), even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

Section 6.02.  Certain Matters Affecting the Trustee.

Except as otherwise provided in Section 6.01:

(i)

The Trustee may request, and may rely and shall be protected in acting or refraining from acting upon any resolution, Officer’s Certificate, certificate of auditors, Opinion of Counsel or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)

The Trustee may consult with counsel and any advice of its counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(iii)

The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(iv)

Unless an Event of Default shall have occurred and be continuing, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document (provided the same appears regular on its face), unless requested in writing to do so by Holders of at least a majority in Class Principal Amount (or Class Notional Amount) of each Class of Certificates; provided, however, that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses as a condition to proceeding.  The reasonable expense thereof shall be paid by the Holders requesting such investigation;

(v)

The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, or attorneys, which agents, custodians or attorneys shall have any and all of the rights, powers, duties and obligations of the Trustee conferred on them by such appointment; provided that the Trustee shall continue to be responsible for its duties and obligations hereunder to the extent provided herein; and provided, further, that the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by the Trustee;

(vi)

The Trustee shall not be under any obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto, in each case at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

(vii)

The right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act; and

(viii)

The Trustee shall not be required to give any bond or surety in respect of the execution of the Trust Fund created hereby or the powers granted hereunder.

Section 6.03.  Trustee Not Liable for Certificates.

The Trustee makes no representations as to the validity or sufficiency of this Agreement, the Class 1-A1 Cap Agreement or of the Certificates (other than the certificate of authentication on the Certificates) or the Lower Tier REMIC 1 Uncertificated Regular Interests or of any Mortgage Loan, or related document save that the Trustee represents that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms except that such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally, and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law.  The Trustee shall not be accountable for the use or application by the Depositor of funds paid to the Depositor in consideration of the assignment of the Mortgage Loans to the Trust Fund by the Depositor or for the use or application of any funds deposited into the Collection Account, the Certificate Account, any Escrow Account or any other fund or account maintained with respect to the Certificates.  The Trustee shall not be responsible for the legality or validity of this Agreement or the validity, priority, perfection or sufficiency of the security for the Certificates or the Lower Tier REMIC 1 Uncertificated Regular Interests issued or intended to be issued hereunder.  The Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement.

Section 6.04.  Trustee May Own Certificates.

The Trustee and any Affiliate or agent of the Trustee in its individual or any other capacity may become the owner or pledgee of Certificates, may buy, sell, own, hold and deal in the Certificates and may transact banking and trust services with the other parties hereto with the same rights it would have if it were not Trustee or such agent.

Section 6.05.  Eligibility Requirements for Trustee.

The Trustee hereunder shall at all times be (i) an institution insured by the FDIC and (ii) a corporation or national banking association, organized and doing business under the laws of any State or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority.  If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such corporation or national banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  In case at any time either the Trustee shall cease to be eligible in accordance with provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.06.

Section 6.06.  Resignation and Removal of Trustee.

(a)

The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Depositor and the Master Servicer.  Upon receiving such notice of resignation, the Depositor will promptly appoint a successor trustee by written instrument, one copy of which instrument shall be delivered to the resigning Trustee, one copy to the successor trustee and one copy to the Master Servicer.  If no successor trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

(b)

If at any time (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 6.05 and shall fail to resign after written request therefor by the Depositor, (ii) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of their property shall be appointed, or any public officer shall take charge or control of the Trustee or of their property or affairs for the purpose of rehabilitation, conservation or liquidation, (iii) a tax is imposed or threatened with respect to the Trust Fund by any state in which the Trustee or the Trust Fund held by the Trustee is located, or (iv) the continued use of the Trustee would result in a downgrading of the rating by the Rating Agencies of any Class of Certificates with a rating, then the Depositor shall remove the Trustee and appoint a successor trustee by written instrument, one copy of which instrument shall be delivered to the Trustee so removed, one copy to the successor trustee and one copy to the Master Servicer.

(c)

The Holders of more than 50% of the Class Principal Amount (or Class Notional Amount) of each Class of Certificates may at any time upon 30 days’ written notice to the Trustee and the Depositor remove the Trustee by such written instrument, signed by such Holders or their attorney-in-fact duly authorized, one copy of which instrument shall be delivered to the Depositor, one copy to the Trustee so removed and one copy to the Master Servicer; the Depositor shall thereupon use its best efforts to appoint a mutually acceptable successor trustee in accordance with this Section.

(d)

Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon payment of all unpaid amounts owed to the Trustee and acceptance of appointment by the successor trustee, as provided in Section 6.07.

Section 6.07.  Successor Trustee.

(a)

Any successor trustee appointed as provided in Section 6.06 shall execute, acknowledge and deliver to the Depositor, the Master Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein.  The predecessor trustee shall deliver to the successor trustee (or assign to the Trustee its interest under the Custodial Agreement, to the extent permitted thereunder) all Mortgage Files and documents and statements related to each Mortgage Files held by it hereunder, and shall duly assign, transfer, deliver and pay over to the successor trustee the entire Trust Fund, together with all necessary instruments of transfer and assignment or other documents properly executed necessary to effect such transfer and such of the record or copies thereof maintained by the predecessor trustee in the administration hereof as may be requested by the successor trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement.  In addition, the Master Servicer and the predecessor trustee, shall execute and deliver such other instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in the successor trustee all such rights, powers, duties and obligations.

(b)

No successor trustee shall accept appointment as provided in this Section unless at the time of such appointment such successor trustee shall be eligible under the provisions of Section 6.05.

(c)

Upon acceptance by a successor trustee of appointment as provided in this Section, the Master Servicer shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to the Rating Agencies.  The expenses of such mailing shall be borne by the predecessor trustee.

Section 6.08.  Merger or Consolidation of Trustee.

Any Person into which the Trustee may be merged or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Persons succeeding to the corporate trust business of the Trustee, shall be the successor to the Trustee hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided that such Person shall be eligible under the provisions of Section 6.05.

Section 6.09.  Appointment of Co-Trustee, Separate Trustee or Custodian.

(a)

Notwithstanding any other provisions hereof, at any time, the Trustee, the Depositor or the Certificateholders evidencing more than 50% of the Class Principal Amount (or Class Notional Amount) of each Class of Certificates shall each have the power from time to time to appoint one or more Persons to act either as co-trustees jointly with the Trustee, or as separate trustees, or as custodians, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Mortgage Loan outside the state where the Trustee has its principal place of business where such separate trustee or co-trustee is necessary or advisable (or the Trustee has been advised by the Master Servicer that such separate trustee or co-trustee is necessary or advisable) under the laws of any state in which a property securing a Mortgage Loan is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which a property securing a Mortgage Loan is located or in any state in which any portion of the Trust Fund is located.  The separate Trustees, co-trustees, or custodians so appointed shall be trustees or custodians for the benefit of all the Certificateholders and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee.  The obligation of the Trustee to make Advances (solely in its capacity as successor Master Servicer) pursuant to Section 5.04 and 6.14 hereof shall not be affected or assigned by the appointment of a co-trustee.

(b)

Every separate trustee, co-trustee, and custodian shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i)

all powers, duties, obligations and rights conferred upon the Trustee in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

(ii)

all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee, co-trustee, or custodian jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations, including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction, shall be exercised and performed by such separate trustee, co-trustee, or custodian;

(iii)

no trustee or custodian hereunder shall be personally liable by reason of any act or omission of any other trustee or custodian hereunder; and

(iv)

the Trustee or the Certificateholders evidencing more than 50% of the Aggregate Voting Interests of the Certificates may at any time accept the resignation of or remove any separate trustee, co-trustee or custodian, so appointed by it or them, if such resignation or removal does not violate the other terms of this Agreement.

(c)

Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them.  Every instrument appointing any separate trustee, co-trustee or custodian shall refer to this Agreement and the conditions of this Article VI.  Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee.  Every such instrument shall be filed with the Trustee.

(d)

Any separate trustee, co-trustee or custodian may, at any time, constitute the Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.  The Trustee shall not be responsible for any action or inaction of any separate trustee, co-trustee or custodian.  If any separate trustee, co-trustee or custodian shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

(e)

No separate trustee, co-trustee or custodian hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.05 hereunder and no notice to Certificateholders of the appointment shall be required under Section 6.07 hereof.

(f)

The Trustee agrees to instruct the co-trustees, if any, to the extent necessary to fulfill the Trustee’s obligations hereunder.

(g)

The Trustee shall pay the reasonable compensation of the co-trustees to the extent, and in accordance with the standards, specified in Section 6.12 hereof (which compensation shall not reduce any compensation payable to the Trustee under such Section).

Section 6.10.  Authenticating Agents.

(a)

The Trustee may appoint one or more Authenticating Agents which shall be authorized to act on behalf of the Trustee in authenticating Certificates.  Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent.  Each Authenticating Agent must be a corporation organized and doing business under the laws of the United States of America or of any state, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

(b)

Any Person into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any Person succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

(c)

Any Authenticating Agent may at any time resign by giving at least 30 days’ advance written notice of resignation to the Trustee and the Depositor.  The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Depositor.  Upon receiving a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.10, the Trustee may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Depositor and shall mail notice of such appointment to all Holders of Certificates.  Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.  No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 6.10.  No Authenticating Agent shall have responsibility or liability for any action taken by it as such at the direction of the Trustee.  Any Authenticating Agent shall be entitled to reasonable compensation for its services and, if paid by the Trustee, it shall be a reimbursable expense pursuant to Section 6.12.

Section 6.11.  Indemnification of Trustee.

The Trustee and its respective directors, officers, employees and agents shall be entitled to indemnification from the Trust Fund for any loss, liability or expense incurred in connection with any legal proceeding or incurred without negligence or willful misconduct on their part (it being understood that the negligence or willful misconduct of any Custodian shall not constitute negligence or willful misconduct on the part of the Trustee or its directors, officers, employees or agents for such purpose), arising out of, or in connection with, the acceptance or administration of the trusts created hereunder or in connection with the performance of the Trustee’s duties hereunder or under the Class 1-A1 Cap Agreement, any Servicing Agreement or Custodial Agreement, including any applicable fees and expenses payable pursuant to Section 6.12 and the costs and expenses of defending themselves against any claim in connection with the exercise or performance of any of their powers or duties hereunder, provided that:

(i)

with respect to any such claim, the Trustee shall have given the Depositor, the Master Servicer and the Holders written notice thereof promptly after the Trustee shall have knowledge thereof; provided that failure to so notify shall not relieve the Trust Fund of the obligation to indemnify the Trustee;

(ii)

while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Depositor in preparing such defense; and

(iii)

notwithstanding anything to the contrary in this Section 6.11, the Trust Fund shall not be liable for settlement of any such claim by the Trustee entered into without the prior consent of the Depositor, which consent shall not be unreasonably withheld.

The Trustee shall be further indemnified by the Seller for and held harmless against, any loss, liability or expense arising out of, or in connection with, the provisions set forth in the third paragraph of Section 2.01(a) hereof, including, without limitation, all costs, liabilities and expenses (including reasonable legal fees and expenses) of investigating and defending itself against any claim, action or proceeding, pending or threatened, relating to the provisions of such paragraph.

The provisions of this Section 6.11 shall survive any termination of this Agreement and the resignation or removal of the Trustee and shall be construed to include, but not be limited to any loss, liability or expense under any environmental law.

Section 6.12.  Compensation of the Trustee.

The Trustee shall be entitled to (i) receive, and is authorized to pay to itself the amount of income or gain earned from the investment of funds in the Certificate Account and (ii) reimbursement of all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with this Agreement (including fees and expenses of its counsel and all persons not regularly in its employment), except for any expenses, disbursements and advances that either (i) arise from its negligence, bad faith or willful misconduct or (ii) do not constitute “unanticipated expenses” within the meaning of Treasury Regulation 1.860G-1(b)(3)(ii).  The Custodians shall be compensated as separately agreed with the Depositor (or its affiliates).

Section 6.13.  Collection of Monies.

Except as otherwise expressly provided in this Agreement, the Trustee may demand payment or delivery of, and shall receive and collect, all money and other property payable to or receivable by the Trustee pursuant to this Agreement.  The Trustee shall hold all such money and property received by it as part of the Trust Fund and shall distribute it as provided in this Agreement.  If the Trustee shall not have timely received amounts to be remitted with respect to the Mortgage Loans from the Master Servicer, the Trustee shall request the Master Servicer to make such distribution as promptly as practicable or legally permitted.  If the Trustee shall subsequently receive any such amount, it may withdraw such request.

Section 6.14.  Events of Default; Trustee To Act; Appointment of Successor.

(a)

The occurrence of any one or more of the following events shall constitute an “Event of Default”:

(i)

Any failure by the Master Servicer to furnish to the Trustee the Mortgage Loan data sufficient to prepare the reports described in Section 4.03(a) which continues unremedied for a period of two (2) Business Days after the date upon which written notice of such failure shall have been given to such Master Servicer by the Trustee or to such Master Servicer and the Trustee by the Holders of not less than 25% of the Class Principal Amount (or Class Notional Amount) of each Class of Certificates affected thereby; or

(ii)

Any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of such Master Servicer contained in this Agreement which continues unremedied for a period of 30 days (or 15 days, in the case of a failure to maintain any Insurance Policy required to be maintained pursuant to this Agreement) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to such Master Servicer by the Trustee, or to such Master Servicer and the Trustee by the Holders of not less than 25% of the Class Principal Amount (or Class Notional Amount) of each Class of Certificates affected thereby; or

(iii)

A decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer, and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days or any Rating Agency reduces or withdraws or threatens to reduce or withdraw the rating of the Certificates because of the financial condition or loan servicing capability of such Master Servicer; or

(iv)

The Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to such Master Servicer or of or relating to all or substantially all of its property; or

(v)

The Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

(vi)

The Master Servicer shall be dissolved, or shall dispose of all or substantially all of its assets, or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a successor servicer as specified in Section 9.27 hereof; or

(vii)

If a representation or warranty set forth in Section 9.14 hereof shall prove to be incorrect as of the time made in any respect that materially and adversely affects the interests of the Certificateholders, and the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or cured within 60 days after the date on which written notice of such incorrect representation or warranty shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the Holders of not less than 25% of the Aggregate Certificate Principal Amount of each Class of Certificates; or

(viii)

A sale or pledge of the any of the rights of the Master Servicer hereunder or an assignment of this Agreement by the Master Servicer or a delegation of the rights or duties of the Master Servicer hereunder shall have occurred in any manner not otherwise permitted hereunder and without the prior written consent of the Trustee and Certificateholders holding more than 50% of the Class Principal Amount (or Class Notional Amount) of each Class of Certificates;

(ix)

The Master Servicer has notice or actual knowledge that any Servicer at any time is not either an FNMA- or FHLMC-approved Seller/Servicer, and the Master Servicer has not terminated the rights and obligations of such Servicer under the applicable Servicing Agreement and replaced such Servicer with an FNMA- or FHLMC-approved servicer within 60 days of the date the Master Servicer receives such notice or actual knowledge; or

(x)

Any failure of the Master Servicer to remit to the Trustee any payment required to be made to the Trustee for the benefit of Certificateholders under the terms of this Agreement, including any Advance, on any Deposit Date, which such failure continues unremedied for a period of one Business Day after the date upon which notice of such failure shall have been given to the Master Servicer by the Trustee.

If an Event of Default described in clauses (i) through (ix) of this Section 6.14 shall occur, then, in each and every case, subject to applicable law, so long as any such Event of Default shall not have been remedied within any period of time prescribed by this Section 6.14, the Trustee, by notice in writing to the Master Servicer may, and shall, if so directed by Certificateholders evidencing more than 50% of the Class Principal Amount (or Class Notional Amount) of each Class of Certificates, terminate all of the rights and obligations of the Master Servicer hereunder and in and to the Mortgage Loans and the proceeds thereof.  If an Event of Default described in clause (x) of this Section 6.14 shall occur, then, in each and every case, subject to applicable law, so long as such Event of Default shall not have been remedied within the time period prescribed by clause (x) of this Section 6.14, the Trustee, by notice in writing to the Master Servicer, shall promptly terminate all of the rights and obligations of the Master Servicer hereunder and in and to the Mortgage Loans and the proceeds thereof.  On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer, and only in its capacity as Master Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee and the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the defaulting Master Servicer as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents or otherwise.  The defaulting Master Servicer agrees to cooperate with the Trustee in effecting the termination of the defaulting Master Servicer’s responsibilities and rights hereunder as Master Servicer including, without limitation, notifying Servicers of the assignment of the master servicing function and providing the Trustee or its designee all documents and records in electronic or other form reasonably requested by it to enable the Trustee or its designee to assume the defaulting Master Servicer’s functions hereunder and the transfer to the Trustee for administration by it of all amounts which shall at the time be or should have been deposited by the defaulting Master Servicer in the Collection Account maintained by such defaulting Master Servicer and any other account or fund maintained with respect to the Certificates or thereafter received with respect to the Mortgage Loans.  The Master Servicer being terminated shall bear all costs of a master servicing transfer, including but not limited to those of the Trustee reasonably allocable to specific employees and overhead, legal fees and expenses, accounting and financial consulting fees and expenses, and costs of amending the Agreement, if necessary.  Neither the Trustee nor any successor Master Servicer shall have any liability for any acts or omissions of the predecessor Master Servicer or for any breach of any representation or warranty by such predecessor Master Servicer.

Notwithstanding the termination of its activities as Master Servicer, each terminated Master Servicer shall continue to be entitled to reimbursement to the extent provided in Section 4.02(i), (ii), (iii), (iv), (v), (vi), (vii), (ix) and (xi) to the extent such reimbursement relates to the period prior to such Master Servicer’s termination.

If any Event of Default shall occur of which a Responsible Officer of the Trustee has actual knowledge, the Trustee shall promptly notify the Rating Agencies of the nature and extent of such Event of Default.  The Trustee shall immediately give written notice to the Master Servicer upon such Master Servicer’s failure to remit funds to it by 12:00 p.m. (New York time) on the Deposit Date.

(b)

On and after the time the Master Servicer receives a notice of termination from the Trustee pursuant to Section 6.14(a) or the Trustee receives the resignation of the Master Servicer evidenced by an Opinion of Counsel pursuant to Section 9.28 the Trustee, unless another master servicer shall have been appointed, shall be the successor in all respects to the Master Servicer in its capacity as such under this Agreement and the transactions set forth or provided for herein and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Master Servicer hereunder, including the obligation to make Advances; provided, however, that any failure to perform such duties or responsibilities caused by the Master Servicer’s or the Trustee’s failure to provide information required by this Agreement shall not be considered a default by the Trustee hereunder.  In addition, the Trustee shall have no responsibility for any act or omission of the Master Servicer prior to the issuance of any notice of termination and shall have no liability relating to the representations and warranties of the Master Servicer set forth in Section 9.14.  In the Trustee’s capacity as such successor, the Trustee shall have the same limitations on liability herein granted to the Master Servicer.  As compensation therefor, the Trustee shall be entitled to receive all compensation payable to the Master Servicer under this Agreement, including the Master Servicing Fee.

(c)

Notwithstanding the above, the Trustee may, if it shall be unwilling to continue to so act, or shall, if it is unable to so act, appoint a successor Master Servicer or petition a court of competent jurisdiction to appoint, any established housing and home finance institution servicer, master servicer, servicing or mortgage servicing institution having a net worth of not less than $15,000,000 and meeting such other standards for a successor master servicer as are set forth in this Agreement, as the successor to such Master Servicer in the assumption of all of the responsibilities, duties or liabilities of a master servicer, like the Master Servicer.  Any entity designated by the Trustee as a successor master servicer may be an Affiliate of the Trustee, provided, however, that, unless such Affiliate meets the net worth requirements and other standards set forth herein for a successor master servicer or the Trustee, in its individual capacity shall agree, at the time of such designation, to be and remain liable to the Trust Fund for such Affiliate’s actions and omissions in performing its duties hereunder.  In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted to the Master Servicer hereunder.  The Trustee and such successor shall take such actions, consistent with this Agreement, as shall be necessary to effectuate any such succession and may make other arrangements with respect to the servicing to be conducted hereunder which are not inconsistent herewith.  The Master Servicer shall cooperate with the Trustee, and any successor master servicer in effecting the termination of the Master Servicer’s responsibilities and rights hereunder including, without limitation, notifying Mortgagors of the assignment of the master servicing functions and providing the Trustee and successor master servicer, as applicable, all documents and records in electronic or other form reasonably requested by it to enable it to assume the Master Servicer’s functions hereunder and the transfer to the Trustee or such successor master servicer, as applicable, all amounts which shall at the time be or should have been deposited by the Master Servicer in the Collection Account and any other account or fund maintained with respect to the Certificates or the Lower Tier REMIC 1 Uncertificated Regular Interests or thereafter be received with respect to the Mortgage Loans.  Neither the Trustee nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Master Servicer to deliver, or any delay in delivering, cash, documents or records to it, (ii) the failure of the Master Servicer to cooperate as required by this Agreement, (iii) the failure of the Master Servicer to deliver the Mortgage Loan data to the Trustee as required by this Agreement or (iv) restrictions imposed by any regulatory authority having jurisdiction over the Master Servicer. The Trustee shall be entitled to be reimbursed from the Master Servicer (or by the Trust Fund if the Master Servicer is unable to fulfill its obligations hereunder) for all costs associated with the transfer of master servicing from the predecessor Master Servicer, including, without limitation, any costs or expenses associated with the complete transfer of all master servicing data and the completion, correction or manipulation of such master servicing data as may be required by the Trustee to correct any errors or insufficiencies in the master servicing data or otherwise to enable the Trustee to master service the Mortgage Loans properly and effectively.  If the terminated Master Servicer does not pay such reimbursement within thirty (30) days of its receipt of an invoice therefor, such reimbursement shall be an expense of the Trust Fund and the Trustee shall be entitled to withdraw such reimbursement from amounts on deposit in the Certificate Account pursuant to Section 4.04; provided that the terminated Master Servicer shall reimburse the Trust for any such expense incurred by the Trust Fund.

Section 6.15.  Additional Remedies of Trustee Upon Event of Default.

During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 6.14, shall have the right, in its own name and as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith).  Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

Section 6.16.  Waiver of Defaults.

35% or more of the Aggregate Voting Interests of Certificateholders may waive any default or Event of Default by the Master Servicer in the performance of its obligations hereunder, except that a default in the making of any required deposit to the Certificate Account that would result in a failure of the Trustee to make any required payment of principal of or interest on the Certificates may only be waived with the consent of 100% of the affected Certificateholders.  Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

Section 6.17.  Notification to Holders.

Upon termination of the Master Servicer or appointment of a successor to the Master Servicer, in each case as provided herein, the Trustee shall promptly mail notice thereof by first class mail to the Certificateholders at their respective addresses appearing on the Certificate Register.  The Trustee shall also, within 45 days after the occurrence of any Event of Default known to a Responsible Officer of the Trustee, give written notice thereof to the Certificateholders, unless such Event of Default shall have been cured or waived prior to the issuance of such notice and within such 45-day period.

Section 6.18.  Directions by Certificateholders and Duties of Trustee During Event of Default.

Subject to the provisions of Section 8.01 hereof, during the continuance of any Event of Default, Holders of Certificates evidencing not less than 25% of the Class Principal Amount (or Class Notional Amount) of each Class of Certificates may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of the Master Servicer or any successor master servicer from its rights and duties as master servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby; and, provided, further, that, subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

Section 6.19.  Action Upon Certain Failures of the Master Servicer and Upon Event of Default.

In the event that a Responsible Officer of the Trustee shall have actual knowledge of any action or inaction of the Master Servicer that would become an Event of Default upon the Master Servicer’s failure to remedy the same after notice, the Trustee shall give notice thereof to the Master Servicer.  For all purposes of this Agreement, in the absence of actual knowledge by a Responsible Officer of the Trustee, the Trustee shall not be deemed to have knowledge of any failure of the Master Servicer or any other Event of Default unless notified in writing by the Depositor, the Master Servicer or a Certificateholder.

Section 6.20.  Preparation of Tax Returns and Other Reports.

(a)

The Trustee shall prepare or cause to be prepared on behalf of the Trust Fund, based upon information calculated in accordance with this Agreement pursuant to instructions given by the Depositor, and the Trustee shall file, federal tax returns and appropriate state income tax returns and such other returns as may be required by applicable law relating to the Trust Fund, and shall file any other documents to the extent required by applicable state tax law (to the extent such documents are in the Trustee’s possession).  The Trustee shall forward copies to the Depositor of all such returns and Form 1099 supplemental tax information and such other information within the control of the Trustee as the Depositor may reasonably request in writing, and shall forward to each Certificateholder such forms and furnish such information within the control of the Trustee as are required by the Code and the REMIC Provisions to be furnished to them, and will prepare and distribute to Certificateholders Form 1099 (supplemental tax information) (or otherwise furnish information within the control of the Trustee) to the extent required by applicable law.  The Master Servicer will indemnify the Trustee for any liability of or assessment against the Trustee resulting from any error in any of such tax or information returns directly resulting from errors in the information provided by such Master Servicer.

(b)

The Trustee shall prepare and file with the Internal Revenue Service (“IRS”), on behalf of each REMIC, an application on IRS Form SS-4.  The Trustee upon receipt from the IRS of the Notice of Taxpayer Identification Number Assigned for each REMIC, shall promptly forward copies of such notices to the Master Servicer and the Depositor.  The Trustee will file an IRS Form 8811.

(c)

The Depositor shall prepare or cause to be prepared the initial current report on Form 8-K.  Thereafter, within 10 days (or, if applicable, within such shorter period of time as is required under the rules of the Commission as in effect from time to time (the “Rules”)) following each Distribution Date, the Trustee shall, in accordance with industry standards and the Rules, prepare and file with the Commission via the Electronic Data Gathering and Retrieval System (EDGAR), a Form 8-K (or such other form as is prescribed by the Rules) that includes (i) a copy of the statement to the Certificateholders for such Distribution Date and (ii) such other information as is required by the Rules.  Unless the Trustee receives written notice prior to January 15, 2006 not to do so, prior to January 30, 2006, the Trustee shall, in accordance with industry standards, prepare and file a Form 15 Suspension Notification with respect to the Trust Fund, if applicable.  If so directed by the Depositor, the Trustee shall, at monthly intervals or such other less frequent intervals as are specified by the Depositor, file with the Commission via EDGAR pursuant to Rule 424 under the Securities Act a prospectus supplement prepared by the Depositor that includes (i) a cover page in the form provided by the Depositor, (ii) a copy of the statement to the Certificateholders for the most recent Distribution Date, and (iii) such other information as is provided by the Depositor.  Prior to March 30, 2006 and, unless and until a Form 15 Suspension Notification shall have been filed, on or prior to March 30 of each year thereafter, the Trustee shall file (but will not execute) a Form 10-K, in substance conforming to industry standards and complying with the Rules, with respect to the Trust Fund.  The Depositor shall furnish to the Trustee the form of Form 10-K the Depositor would like the Trustee to use in preparing the Form 10-K with respect to the Trust Fund no later than March 15, 2006.  Each Form 10-K shall include the certification required pursuant to Rule 13a-14 under the Exchange Act (the “Form 10-K Certification”) signed by an appropriate party or parties (which Form 10-K Certification the Trustee shall not be required to prepare or sign) and such other information as is required by the Rules.  The Trustee shall promptly send copies of each periodic report filed on Form 8-K or other applicable form, each annual report on Form 10-K, and each Form 15 Suspension Notification, together in each case with the acceptance confirmation receipt from EDGAR, to McKee Nelson LLP and to the Depositor (i) by e-mail to the e-mail addresses provided in writing by each of McKee Nelson LLP and the Depositor, respectively and (ii) to McKee Nelson LLP at 1919 M Street, N.W., Washington, D.C. 20036, and to the Depositor at the address specified in Section 11.07, in each case to the attention of a designated contact specified by each of McKee Nelson LLP and the Depositor, respectively.  The Trustee shall not have any liability for any delay in filing the Form 10-K or Form 10-K Certification due to the failure of any party to timely sign such Form 10-K or Form 10-K Certification.  The Depositor hereby grants to the Trustee a limited power of attorney to execute and file each Form 8-K (or other applicable form for filing of periodic reports) and, if applicable, each prospectus supplement to be filed pursuant to Rule 424, on behalf of the Depositor.  Such power of attorney shall continue until either the earlier of (i) receipt by the Trustee from the Depositor of written termination of such power of attorney or (ii) the termination of the Trust Fund.  The Depositor agrees to promptly furnish to the Trustee, from time to time upon request, such further information, reports, and financial statements within its control related to this Agreement and the Mortgage Loans as the Trustee reasonably deems appropriate to prepare and file all necessary reports with the Commission.  The Trustee shall have no responsibility to file any items other than those specified in this section.  The Depositor agrees to cooperate with the Trustee and Trustee’s counsel to assist the Trustee in determining the form and content of any filings that may be required pursuant to this Section 6.20(c) and, without limiting the Trustee’s responsibility hereunder, otherwise to assist the Trustee in fulfilling its duties under this Section 6.20(c).

(d)

If so requested, the Trustee shall sign a certification (in the form attached hereto as Exhibit Q for the benefit of the Person(s) signing the Form 10-K Certification regarding certain aspects of such Form 10-K Certification (provided, however, that the Trustee shall not be required to undertake an analysis of, and shall have no responsibility for, any financial information, accountant’s report, certification or other matter contained therein, except for computations performed by the Trustee and reflected in distribution reports.  Nothing in this Section 6.20(d) shall relieve the Trustee of its responsibility for the matters as to which it is certifying in the form attached hereto as Exhibit Q.

(e)

Each person (including their officers or directors) that signs any Form 10-K Certification shall be entitled to indemnification from the Trust Fund for any liability or expense incurred by it in connection with such certification, other than any liability or expense attributable to such Person’s own bad faith, negligence or willful misconduct.  The provisions of this subsection shall survive any termination of this Agreement and the resignation or removal of such Person.

Section 6.21

Reporting Requirements of the Commission.

The Trustee and the Master Servicer shall reasonably cooperate with the Depositor and its counsel to enter into such amendments or modifications to this Agreement as may be necessary to comply with the Rules and any interpretations thereof by the staff of the Commission, subject to the provisions of Section 11.03 hereof.

ARTICLE VII

PURCHASE AND TERMINATION
OF THE TRUST FUND

Section 7.01.  Termination of Trust Fund Upon Repurchase or Liquidation of All Mortgage Loans; Purchase of Lower Tier REMIC 1 Uncertificated Regular Interests.

(a)

The respective obligations and responsibilities of the Trustee and the Master Servicer created hereby (other than the obligation of the Trustee to make payments to Certificateholders as set forth in Section 7.02, the obligation of the Master Servicer to make a final remittance to the Trustee for deposit into the Certificate Account pursuant to Section 4.01 and the obligations of the Master Servicer to the Trustee pursuant to Sections 9.10 and 9.14), shall terminate on the earlier of (i) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property, (ii) the sale of the property held by the Trust Fund in accordance with Section 7.01(b) and (iii) the Latest Possible Maturity Date (each, a “Trust Fund Termination Event”); provided, however, that in no event shall the Trust Fund created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James’s, living on the date hereof or beyond the Latest Possible Maturity Date.  Upon the occurrence of a Trust Fund Termination Event, each REMIC shall be terminated in a manner that shall qualify as a “qualified liquidation” under the REMIC Provisions.

(b)

On any Distribution Date occurring after the date on which the aggregate Scheduled Principal Balance of the Mortgage Loans is less than 10% of the Cut-off Date Aggregate Principal Balance (the “Initial Optional Termination Date”), the Master Servicer or LTURI-holders, as applicable, may, upon written direction to the Trustee (delivered no later than 30 days prior to the anticipated sale date), cause (i) the Trustee to sell (or arrange for the sale of) the assets of the Trust Fund and (ii) the Trust Fund to adopt a plan of complete liquidation pursuant to Section 7.03(a)(i) hereof to sell all of its property.  The property of the Trust Fund shall be sold at a price (the “Termination Price”) equal to the sum of: (i) 100% of the unpaid principal balance of each Mortgage Loan on the day of such purchase plus interest accrued thereon at the applicable Mortgage Rate with respect to any Mortgage Loan to the Due Date in the Due Period immediately preceding the related Distribution Date to the date of such repurchase, (ii) the fair market value of any REO Property and any other property held by any REMIC, such fair market value to be determined by an appraiser or appraisers appointed by the Master Servicer and reasonably acceptable to the Trustee (reduced, in the case of REO Property, by (1) reasonably anticipated disposition costs (as determined by the Master Servicer plus interest accrued thereon at the applicable Net Mortgage Rate to the date of purchases) and (2) any amount by which the fair market value as so reduced exceeds the outstanding principal balance of the related Mortgage Loan) and (iii) any unreimbursed Servicing Advances with respect to each Mortgage Loan.

(c)

On any Distribution Date occurring on or after the Initial Optional Termination Date, the Master Servicer, with the prior written consent of the Seller, which consent shall not be unreasonably withheld, has the option to purchase all of the Lower Tier REMIC 1 Uncertificated Regular Interests.  Upon exercise of such option, the Lower Tier REMIC 1 Uncertificated Regular Interests shall be sold to the Master Servicer at a price (the “Lower Tier REMIC 1 Uncertificated Regular Interests Purchase Price”) equal to the sum of (i) 100% of the unpaid principal balance of each Mortgage Loan on the day of such purchase plus interest accrued thereon at the applicable Mortgage Rate with respect to any Mortgage Loan to the Due Date in the Collection Period immediately preceding the related Distribution Date to the date of such repurchase and (ii) the fair market value of any REO Property and any other property held by any REMIC, such fair market value to be determined by an independent appraiser or appraisers mutually agreed upon by the Master Servicer and the Trustee (reduced, in the case of REO Property, by (1) reasonably anticipated disposition costs and (2) any amount by which the fair market value as so reduced exceeds the outstanding principal balance of the related Mortgage Loan plus interest accrued thereon at the applicable Net Mortgage Rate to the date of such purchase).  If the Master Servicer elects to exercise such option, each REMIC created pursuant to this Agreement (other than REMIC I) shall be terminated in such a manner so that the termination of each such REMIC shall qualify as a “qualified liquidation” under the REMIC Provisions and the Lower Tier REMIC 1 Uncertificated Regular Interests and the Class LT-R Certificates will evidence the entire beneficial interest in the property of the Trust Fund.  Following a purchase of the Lower Tier REMIC 1 Uncertificated Regular Interests pursuant to this subsection, the Trust Fund (and REMIC I) will remain outstanding and final payment on the Certificates (other than the Class LT-R Certificates) will be made in accordance with Sections 7.03(a)(iii) and 5.02.  The Trust Fund will terminate upon the occurrence of a Trust Fund Termination Event, in accordance with Section 7.01(a).

Section 7.02.  Procedure Upon Termination of Trust Fund or Purchase of Lower Tier REMIC 1 Uncertificated Regular Interests.

(a)

Notice of any Trust Fund Termination Event and notice of the purchase of the Lower Tier REMIC 1 Uncertificated Regular Interests, specifying the Distribution Date upon which the final distribution to the Certificates (other than the Class LT-R Certificates, in the case of a purchase of the Lower Tier REMIC 1 Uncertificated Regular Interests) shall be made, shall be given promptly by the Trustee by first class mail to Certificateholders mailed no later than 5 Business Days after the Trustee has received notice from the Master Servicer of its election to cause (x) the sale of all of the property of the Trust Fund pursuant to Section 7.01(b), (y) the purchase of the Lower Tier REMIC 1 Uncertificated Regular Interests pursuant to Section 7.01(c), or (z) upon the final payment or other liquidation of the last Mortgage Loan or REO Property in the Trust Fund.  In the case of a Trust Fund Termination Event, the Trustee shall also give notice to the Master Servicer and the Certificate Registrar at the time notice is given to Holders of the Certificates.

In the case of a Trust Fund Termination Event, such notice shall specify (A) the Distribution Date upon which final distribution on the Certificates or Lower Tier REMIC 1 Uncertificated Regular Interests of all amounts required to be distributed to Certificateholders pursuant to Section 5.02 will be made upon presentation and surrender of the Certificates at the Corporate Trust Office, and (B) that the Record Date otherwise applicable to such Distribution Date is not applicable, distribution being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.  Upon any such Trust Fund Termination Event, the duties of the Certificate Registrar with respect to the Certificates or Lower Tier REMIC 1 Uncertificated Regular Interests shall terminate and the Trustee shall terminate or request the Master Servicer to terminate, the Collection Account it maintains, the Certificate Account and any other account or fund maintained with respect to the Certificates or Lower Tier REMIC 1 Uncertificated Regular Interests, subject to the Trustee’s obligation hereunder to hold all amounts payable to Certificateholders in trust without interest pending such payment.

In the case of a purchase of the Lower Tier REMIC 1 Uncertificated Regular Interests, such notice shall specify (A) the Distribution Date upon which final distribution on the Certificates (other than the Class LT-R Certificates) of all amounts required to be distributed to Certificateholders pursuant to Section 5.02 (other than any distributions to the Class LT-R Certificates in respect of REMIC I) will be made upon presentation and surrender of the Certificates (other than the Class LT-R Certificates) at the Corporate Trust Office, and (B) that the Record Date otherwise applicable to such Distribution Date is not applicable, distribution being made only upon presentation and surrender of the Certificates (other than the Class LT-R Certificates) at the office or agency of the Trustee therein specified.  Upon any such purchase of the Lower Tier REMIC 1 Uncertificated Regular Interests, the duties of the Certificate Registrar with respect to the Certificates other than the Class LT-R Certificate shall terminate but the Trustee shall not terminate or request the Master Servicer to terminate, the Collection Account it maintains, the Certificate Account and any other account or fund maintained with respect to the Certificates, subject to the Trustee’s obligation hereunder to hold all amounts payable to Certificateholders in trust without interest pending such payment.  For all Distribution Dates following the Distribution Date on which the Master Servicer purchases the Lower Tier REMIC 1 Uncertificated Regular Interests, all amounts that would be distributed on the Certificates (other than the Class LT-R Certificate and exclusive of amounts payable from any fund held outside of REMIC I) absent such purchase shall be payable to the LTURI-holder.

(b)

In the event that all of the Holders do not surrender their Certificates for cancellation within three months after the time specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto.  If within one year after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps to contact the remaining Certificateholders concerning surrender of such Certificates, and the cost thereof shall be paid out of the amounts distributable to such Holders.  If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall, subject to applicable state law relating to escheatment, hold all amounts distributable to such Holders for the benefit of such Holders.  No interest shall accrue on any amount held by the Trustee and not distributed to a Certificateholder due to such Certificateholder’s failure to surrender its Certificate(s) for payment of the final distribution thereon in accordance with this Section.

(c)

Any reasonable expenses incurred by the Trustee in connection with any Trust Fund Termination Event or any purchase of the Lower Tier REMIC 1 Uncertificated Regular Interests shall be reimbursed from proceeds received from such termination or purchase.

Section 7.03.  Additional Requirements for any Trust Fund Termination Events or Purchase of the Lower Tier REMIC 1 Uncertificated Regular Interests.

(a)

Any termination of the Trust Fund pursuant to Section 7.01(a) or any termination of a REMIC pursuant to Section 7.01(c) shall be effected in accordance with the following additional requirements, unless the Trustee seeks (at the request of the party exercising the option to purchase all of the Mortgage Loans or Lower Tier REMIC 1 Uncertificated Regular Interests pursuant to Section 7.01(b) or Section 7.01(c), respectively), and subsequently receives, an Opinion of Counsel (at the expense of such requesting party), addressed to the Trustee to the effect that the failure to comply with the requirements of this Section 7.03 will not result in an Adverse REMIC Event:

(i)

Within 89 days prior to the time of the making of the final payment on the Certificates (other than the Class LT-R Certificates, in the case of a purchase of the Lower Tier REMIC 1 Uncertificated Regular Interests, upon notification by the Master Servicer or an Affiliate of the Seller that it intends to exercise its option to cause the termination of the Trust Fund or purchase the Lower Tier REMIC 1 Uncertificated Regular Interests, the Trustee shall adopt a plan of complete liquidation on behalf of each REMIC (other than REMIC I, in the case of a purchase of the Lower Tier REMIC 1 Uncertificated Regular Interests), meeting the requirements of a qualified liquidation under the REMIC Provisions;

(ii)

Any sale of the assets of the Trust Fund or the Lower Tier REMIC 1 Uncertificated Regular Interests pursuant to Section 7.02 shall be a sale for cash and shall occur at or after the time of adoption of such a plan of complete liquidation and prior to the time of making of the final payment on the Certificates (other than the Class LT-R Certificates, in the case of a purchase of the Lower Tier REMIC 1 Uncertificated Regular Interests);

(iii)

On the date specified for final payment of the Certificates (other than the Class LT-R Certificates, in the case of a purchase of the Lower Tier REMIC 1 Uncertificated Regular Interests), the Trustee shall make final distributions of principal and interest on such Certificates in accordance with Section 5.02.  In the case of a Trust Fund Termination Event, and, after payment of, or provision for any outstanding expenses, the Trustee shall distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand after such final payment (other than cash retained to meet claims), and the Trust Fund (and each REMIC) shall terminate at that time; and

(iv)

In no event may the final payment on the Certificates or the final distribution or credit to the Holders of the Residual Certificates in respect of the residual interest in any liquidated REMIC be made after the 89th day from the date on which the plan of complete liquidation for such REMIC is adopted.

(b)

By its acceptance of a Residual Certificate, each Holder thereof hereby (i) authorizes the Trustee to take the action described in paragraph (a) above and (ii) agrees to take such other action as may be necessary to facilitate liquidation of each REMIC created under this Agreement, which authorization shall be binding upon all successor Residual Certificateholders.

(c)

In connection with the termination of the Trust Fund or a Section 7.01(c) Purchase Event, the Trustee may request an Opinion of Counsel addressed to the Trustee (at the expense of the Depositor) to the effect that all of the requirements of a qualified liquidation under the REMIC Provisions have been met.

ARTICLE VIII

RIGHTS OF CERTIFICATEHOLDERS

Section 8.01.  Limitation on Rights of Holders.

(a)

The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or this Trust Fund, nor entitle such Certificateholder’s legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of this Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.  Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the Master Servicer or the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(b)

No Certificateholder, solely by virtue of its status as Certificateholder, shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing not less than 25% of the Class Principal Amount (or Class Notional Amount) of Certificates of each Class shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trustee, for sixty days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request has been given such Trustee during such sixty-day period by such Certificateholders; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders.  For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 8.02.  Access to List of Holders.

(a)

If the Trustee is not acting as Certificate Registrar, the Certificate Registrar will furnish or cause to be furnished to the Trustee, within fifteen days after receipt by the Certificate Registrar of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders of each Class as of the most recent Record Date.

(b)

If three or more Holders or Certificate Owners (hereinafter referred to as “Applicants”) apply in writing to the Trustee, and such application states that the Applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such Applicants reasonable access during the normal business hours of the Trustee to the most recent list of Certificateholders held by the Trustee or shall, as an alternative, send, at the Applicants’ expense, the written communication proffered by the Applicants to all Certificateholders at their addresses as they appear in the Certificate Register.

(c)

Every Holder or Certificate Owner, if the Holder is a Clearing Agency, by receiving and holding a Certificate, agrees with the Depositor, the Master Servicer, the Certificate Registrar and the Trustee that neither the Depositor, the Master Servicer, the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

Section 8.03.  Acts of Holders of Certificates.

(a)

Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders or Certificate Owner, if the Holder is a Clearing Agency, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where expressly required herein, to the Master Servicer.  Such instrument or instruments (as the action embodies therein and evidenced thereby) are herein sometimes referred to as an “Act” of the Holders signing such instrument or instruments.  Proof of execution of any such instrument or of a writing appointing any such agents shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee and Master Servicer, if made in the manner provided in this Section.  Each of the Trustee and the Master Servicer shall promptly notify the others of receipt of any such instrument by it, and shall promptly forward a copy of such instrument to the others.

(b)

The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments or deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof.  Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.  The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee deems sufficient.

(c)

The ownership of Certificates or Lower Tier REMIC 1 Uncertificated Regular Interests (whether or not such Certificates or Lower Tier REMIC 1 Uncertificated Regular Interests shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee) shall be proved by the Certificate Register, and neither the Trustee, the Master Servicer, nor the Depositor shall be affected by any notice to the contrary.

(d)

Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Certificate or Lower Tier REMIC 1 Uncertificated Regular Interest shall bind every future Holder of the same Certificate or Lower Tier REMIC 1 Uncertificated Regular Interest and the Holder of every Certificate or Lower Tier REMIC 1 Uncertificated Regular Interest issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate or Lower Tier REMIC 1 Uncertificated Regular Interests.

ARTICLE IX

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS
BY THE MASTER SERVICER

Section 9.01.  Duties of the Master Servicer.

The Certificateholders, by their purchase and acceptance of the Certificates or Lower Tier REMIC 1 Uncertificated Regular Interests, appoint Aurora Loan Services LLC, as Master Servicer.  For and on behalf of the Depositor, the Trustee and the Certificateholders, the Master Servicer shall master service the Mortgage Loans in accordance with the provisions of this Agreement and the provisions of the Servicing Agreements.

Section 9.02.  Master Servicer Fidelity Bond and Master Servicer Errors and Omissions Insurance Policy.

(a)

The Master Servicer, at its expense, shall maintain in effect a Fidelity Bond and an Errors and Omissions Insurance Policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer’s behalf, and covering errors and omissions in the performance of the Master Servicer’s obligations hereunder.  The Errors and Omissions Insurance Policy and the Fidelity Bond shall be in such form and amount that would meet the requirements of FNMA or FHLMC if it were the purchaser of the Mortgage Loans.  The Master Servicer shall (i) require each Servicer to maintain an Errors and Omissions Insurance Policy and a Fidelity Bond in accordance with the provisions of the applicable Servicing Agreement, (ii) cause each Servicer to provide to the Master Servicer certificates evidencing that such policy and bond is in effect and to furnish to the Master Servicer any notice of cancellation, non-renewal or modification of the policy or bond received by it, as and to the extent provided in the applicable Servicing Agreement, and (iii) furnish copies of the certificates and notices referred to in clause (ii) to the Trustee upon its request.  The Fidelity Bond and Errors and Omissions Insurance Policy may be obtained and maintained in blanket form.

(b)

The Master Servicer shall promptly report to the Trustee any material changes that may occur in the Master Servicer Fidelity Bond or the Master Servicer Errors and Omissions Insurance Policy and shall furnish to the Trustee, on request, certificates evidencing that such bond and insurance policy are in full force and effect.  The Master Servicer shall promptly report to the Trustee all cases of embezzlement or fraud, if such events involve funds relating to the Mortgage Loans.  The total losses, regardless of whether claims are filed with the applicable insurer or surety, shall be disclosed in such reports together with the amount of such losses covered by insurance.  If a bond or insurance claim report is filed with any of such bonding companies or insurers, the Master Servicer shall promptly furnish a copy of such report to the Trustee.  Any amounts relating to the Mortgage Loans collected by the Master Servicer under any such bond or policy shall be promptly remitted by the Master Servicer to the Trustee for deposit into the Certificate Account.  Any amounts relating to the Mortgage Loans collected by any Servicer under any such bond or policy shall be remitted to the Master Servicer to the extent provided in the applicable Servicing Agreement.

Section 9.03.  Master Servicer’s Financial Statements and Related Information.

For each year this Agreement is in effect, the Master Servicer shall submit to the Trustee, each Rating Agency and the Depositor a copy of its annual unaudited financial statements on or prior to the 15th day of March of each year, commencing March 15, 2006.  Such financial statements shall include a balance sheet, income statement, statement of retained earnings, statement of additional paid-in capital, statement of changes in financial position and all related notes and schedules and shall be in comparative form, certified by a nationally recognized firm of Independent Accountants to the effect that such statements were examined and prepared in accordance with generally accepted accounting principles applied on a basis consistent with that of the preceding year.

Section 9.04.  Power to Act; Procedures.

(a)

The Master Servicer shall master service the Mortgage Loans and shall have full power and authority, subject to the REMIC Provisions and the provisions of Article X hereof, and each Servicer shall have full power and authority (to the extent provided in the applicable Servicing Agreement) to do any and all things that it may deem necessary or desirable in connection with the servicing and administration of the Mortgage Loans, including but not limited to the power and authority (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages, (iii) to collect any Insurance Proceeds and Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan, in each case, in accordance with the provisions of this Agreement and applicable Servicing Agreement, as applicable; provided that the Master Servicer shall not take, or knowingly permit any Servicer to take, any action that is inconsistent with or prejudices the interests of the Trust Fund, the Trustee or the Certificateholders in any Mortgage Loan or the rights and interests of the Depositor, the Trustee and the Certificateholders under this Agreement.  The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of any Servicer, when the Master Servicer or a Servicer, as the case may be, believes it is appropriate in its best judgment to register any Mortgage Loan with MERS, or cause the removal from the registration of any Mortgage Loan on the MERS system, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns.  The Master Servicer shall represent and protect the interests of the Trust Fund in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan and shall not make or knowingly permit any Servicer to make any modification, waiver or amendment of any term of any Mortgage Loan that would cause any REMIC formed hereby to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code.  Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Servicer, and each Servicer, to the extent such authority is delegated to such Servicer by the Master Servicer under the applicable Servicing Agreement, is hereby authorized and empowered by the Trustee when the Master Servicer or applicable Servicer, as the case may be, believes it appropriate in its best judgment and in accordance with Accepted Servicing Practices and the applicable Servicing Agreement, to execute and deliver, on behalf of itself and the Certificateholders, the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties.  The Trustee shall execute, upon request, any powers of attorney furnished to it by the Master Servicer empowering the Master Servicer or any Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property, and to appeal, prosecute or defend in any court action relating to the Mortgage Loans or the Mortgaged Property, in accordance with the applicable Servicing Agreement and this Agreement, and the Trustee shall execute and deliver such other documents, as the Master Servicer may request, necessary or appropriate to enable the Master Servicer to master service the Mortgage Loans and carry out its duties hereunder, and allow each Servicer to service the Mortgage Loans in each case in accordance with Accepted Servicing Practices (and the Trustee shall have no liability for misuse of any such powers of attorney by the Master Servicer or any Servicer).  If the Master Servicer or the Trustee has been advised that it is likely that the laws of the state in which action is to be taken prohibit such action if taken in the name of the Trustee or that the Trustee would be adversely affected under the “doing business” or tax laws of such state if such action is taken in its name, then upon request of the Trustee, the Master Servicer shall join with the Trustee in the appointment of a co-trustee pursuant to Section 6.09 hereof.  In the performance of its duties hereunder, the Master Servicer shall be an independent contractor and shall not, except in those instances where it is taking action in the name of the Trustee, be deemed to be the agent of the Trustee.

(b)

In master servicing and administering the Mortgage Loans, the Master Servicer shall employ procedures and exercise the same care that it customarily employs and exercises in master servicing and administering loans for its own account, giving due consideration to Accepted Servicing Practices where such practices do not conflict with this Agreement.  Consistent with the foregoing, the Master Servicer may, and may permit any Servicer to, in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan (except as set forth below) and (ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 120 days; provided, however, that the maturity of any Mortgage Loan shall not be extended past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-off Date.  In the event of any extension described in clause (ii) above, the Master Servicer shall make or cause to be made Advances on the related Mortgage Loan in accordance with the provisions of Section 5.04 on the basis of the amortization schedule of such Mortgage Loan without modification thereof by reason of such extension. Notwithstanding anything to the contrary in this Agreement, the Master Servicer shall not make or knowingly permit any modification, waiver or amendment of any material term of any Mortgage Loan unless:  (1) such Mortgage Loan is in default or default by the related Mortgagor is, in the reasonable judgment of the Master Servicer or the applicable Servicer, reasonably foreseeable, (2) in the case of a waiver of a Prepayment Premium if (a) such Mortgage Loan is in default or default by the related Mortgagor is reasonably foreseeable, and such waiver would maximize recovery of total proceeds taking into account the value of such Prepayment Premium and the related Mortgage Loan or (b) if the prepayment is not the result of a refinance by the Servicer or any of its affiliates and (i) such Mortgage Loan is in default or default by the related Mortgagor is, in the reasonable judgment of the Master Servicer or the applicable Servicer, reasonably foreseeable, and such waiver would maximize recovery of total proceeds taking into account the value of such Prepayment Premium and the related Mortgage Loan or (ii) the collection of the Prepayment Premium would be in violation of applicable laws or (iii) the collection of such Prepayment Premium would be considered "predatory" pursuant to written guidance published or issued by any applicable federal, state or local regulatory authority acting in its official capacity and having jurisdiction over such matters, and (3) the Master Servicer shall have provided or caused to be provided to the Trustee an Opinion of Counsel(which opinion shall, if provided by the Master Servicer, be an expense reimbursed from the Collection Account pursuant to Section 4.02(v)) in writing to the effect that such modification, waiver or amendment would not cause an Adverse REMIC Event; provided, in no event shall an Opinion of Counsel be required for the waiver of a Prepayment Premium under clause (2) above. Notwithstanding anything to the contrary, the Master Servicer shall not without the Trustee’s written consent: (i) initiate any action, suit or proceeding solely under the Trustee’s name without indicating the Master Servicer’s representative capacity or (ii) take any action with the intent to cause, and which actually does cause, the Trustee to be registered to do business in any state.

Section 9.05.  Servicing Agreements Between the Master Servicer and Servicers; Enforcement of Servicers’ Obligations.

(a)

Each Servicing Agreement requires the applicable Servicer to service the Mortgage Loans in accordance with the provisions thereof.  References in this Agreement to actions taken or to be taken by the Master Servicer include such actions taken or to be taken by a Servicer pursuant to a Servicing Agreement.  Any fees, costs and expenses and other amounts payable to such Servicers shall be deducted from amounts remitted to the Master Servicer by the applicable Servicer (to the extent permitted by the applicable Servicing Agreement) and shall not be an obligation of the Trust Fund, the Trustee or the Master Servicer.

(b)

The Master Servicer shall not be required to (i) take any action with respect to the servicing of any Mortgage Loan that the related Servicer is not required to take under the related Servicing Agreement and (ii) cause a Servicer to take any action or refrain from taking any action if the related Servicing Agreement does not require the Servicer to take such action or refrain from taking such action; in both cases notwithstanding any provision of this Agreement that requires the Master Servicer to take such action or cause the Servicer to take such action.

(c)

The Master Servicer, for the benefit of the Trustee and the Certificateholders, shall enforce the obligations of each Servicer under the related Servicing Agreement, and shall use its reasonable best efforts to enforce the obligations of each Servicer under the related Servicing Agreement and shall, upon its obtaining actual knowledge of the failure of a Servicer to perform its obligations in accordance with the related Servicing Agreement, to the extent that the non-performance of any such obligations would have a material adverse effect on a Mortgage Loan, the Trust Fund or Certificateholders terminate the rights and obligations of such Servicer thereunder to the extent and in the manner permitted by the related Servicing Agreement and either act as servicer of the related Mortgage Loans or enter into a Servicing Agreement with a successor Servicer.  Such enforcement, including, without limitation, the legal prosecution of claims, termination of Servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans.  The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor initially only (i) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans or (ii) from a specific recovery of costs, expenses or attorneys’ fees against the party against whom such enforcement is directed, and then, to the extent that such amounts are insufficient to reimburse the Master Servicer for the costs of such enforcement, (iii) from the Collection Account.

(d)

The Master Servicer shall be entitled to rely conclusively on any certifications or other information provided by the Servicers under the terms of the applicable Servicing Agreement in its preparation of any certifications, filings or reports to be made in accordance with the terms hereof or as may be required by applicable law or regulation.

Section 9.06.  Collection of Taxes, Assessments and Similar Items.

(a)

To the extent provided in the applicable Servicing Agreement, the Master Servicer shall cause each Servicer to establish and maintain one or more custodial accounts at a depository institution (which may be a depository institution with which the Master Servicer or any Servicer establishes accounts in the ordinary course of its servicing activities), the accounts of which are insured to the maximum extent permitted by the FDIC (each, an “Escrow Account”) and shall deposit therein any collections of amounts received with respect to amounts due for taxes, assessments, water rates, Standard Hazard Insurance Policy premiums or any comparable items for the account of the Mortgagors.  Withdrawals from any Escrow Account may be made (to the extent amounts have been escrowed for such purpose) only in accordance with the applicable Servicing Agreement.  Each Servicer shall be entitled to all investment income not required to be paid to Mortgagors on any Escrow Account maintained by such Servicer.  The Master Servicer shall make (or cause to be made) to the extent provided in the applicable Servicing Agreement advances to the extent necessary in order to effect timely payment of taxes, water rates, assessments, Standard Hazard Insurance Policy premiums or comparable items in connection with the related Mortgage Loan (to the extent that the Mortgagor is required, but fails, to pay such items), provided that it has determined that the funds so advanced are recoverable from escrow payments, reimbursement pursuant to Section 4.02(v) or otherwise.

(b)

Costs incurred by the Master Servicer or by Servicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans may be added to the amount owing under the related Mortgage Note where the terms of the Mortgage Note so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to Certificateholders.  Such costs, to the extent that they are unanticipated, extraordinary costs, and not ordinary or routine costs shall be recoverable by the Master Servicer pursuant to Section 4.02(v).

Section 9.07.  Termination of Servicing Agreements; Successor Servicers.

(a)

The Master Servicer shall be entitled to terminate the rights and obligations of any Servicer under the applicable Servicing Agreement in accordance with the terms and conditions of such Servicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Servicing Agreement by the Master Servicer or the related Servicer, the Master Servicer shall either act as Servicer of the related Mortgage Loans, or enter into a Servicing Agreement with a successor Servicer.

(b)

If the Master Servicer acts as Servicer, it will not assume liability for the representations and warranties of the Servicer, if any, that it replaces.  The Master Servicer shall use reasonable efforts to have the successor Servicer assume liability for the representations and warranties made by the terminated Servicer in respect of the related Mortgage Loans, and in the event of any such assumption by the successor Servicer, the Trustee or the Master Servicer, as applicable, may, in the exercise of its business judgment, release the terminated Servicer from liability for such representations and warranties.

Section 9.08.  Master Servicer Liable for Enforcement.

Notwithstanding any Servicing Agreement, the Master Servicer shall remain obligated and liable to the Trustee and the Certificateholders in accordance with the provisions of this Agreement, to the extent of its obligations hereunder, without diminution of such obligation or liability by virtue of such Servicing Agreements or arrangements.  The Master Servicer shall use commercially reasonable efforts to ensure that the Mortgage Loans are serviced in accordance with the provisions of this Agreement and shall use commercially reasonable efforts to enforce the provisions of each Servicing Agreement for the benefit of the Certificateholders.  The Master Servicer shall be entitled to enter into any agreement with the Servicers for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.  Except as expressly set forth herein, the Master Servicer shall have no liability for the acts or omissions of any Servicer in the performance by such Servicer of its obligations under the related Servicing Agreement.

Section 9.09.  No Contractual Relationship Between Servicers and Trustee or Depositor.

Any Servicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Servicer in its capacity as such and not as an originator shall be deemed to be between such Servicer, the related Seller and the Master Servicer, and except to the extent expressly provided therein the Trustee and the Depositor shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to such Servicer except as set forth in Section 9.10 hereof.

Section 9.10.  Assumption of Servicing Agreement by Trustee.

(a)

In the event the Master Servicer shall for any reason no longer be the Master Servicer (including by reason of any Event of Default under this Agreement), after a period not to exceed ninety days after the issuance of any notice of termination pursuant to Section 6.14 or Section 9.28, as applicable, the Trustee shall, in accordance with Section 6.14, thereupon assume all of the rights and obligations of such Master Servicer hereunder and enforce the rights under each Servicing Agreement entered into with respect to the Mortgage Loans.  The Trustee, its designee or any successor master servicer appointed by the Trustee shall be deemed to have assumed all of the Master Servicer’s interest herein and therein to the same extent as if such Servicing Agreement had been assigned to the assuming party, except that the Master Servicer shall not thereby be relieved of any liability or obligations of the Master Servicer under such Servicing Agreement accruing prior to its replacement as Master Servicer, and shall be liable to the Trustee, and hereby agrees to indemnify and hold harmless the Trustee from and against all costs, damages, expenses and liabilities (including reasonable attorneys’ fees) incurred by the Trustee as a result of such liability or obligations of the Master Servicer and in connection with the Trustee’s assumption (but not its performance, except to the extent that costs or liability of the Trustee are created or increased as a result of negligent or wrongful acts or omissions of the Master Servicer prior to its replacement as Master Servicer) of the Master Servicer’s obligations, duties or responsibilities thereunder; provided that the Master Servicer shall not indemnify or hold harmless the Trustee against negligent or willful misconduct of the Trustee.

(b)

The Master Servicer that has been terminated shall, upon request of the Trustee but at the expense of such Master Servicer or, at the expense of the Trust Fund to the extent provided in this Agreement, deliver to the assuming party all documents and records relating to each Servicing Agreement and the related Mortgage Loans and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Servicing Agreement to the assuming party.

Section 9.11.  “Due–on–Sale” Clauses; Assumption Agreements.

(a)

To the extent provided in the applicable Servicing Agreement, to the extent Mortgage Loans contain enforceable due-on-sale clauses, and to the extent that the Master Servicer has knowledge of the conveyance of a Mortgaged Property, the Master Servicer shall use its reasonable best efforts to cause the Servicers to enforce such clauses in accordance with the applicable Servicing Agreement.  If applicable law prohibits the enforcement of a due-on-sale clause or such clause is otherwise not enforced in accordance with the applicable Servicing Agreement, and, as a consequence, a Mortgage Loan is assumed, the original Mortgagor may be released from liability in accordance with the applicable Servicing Agreement.

(b)

The Master Servicer or the related Servicer, as the case may be, shall be entitled to approve a request from a Mortgagor for the granting of an easement thereon in favor of another Person or any alteration or demolition of the related Mortgaged Property if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectibility of, such Mortgage Loan would not be materially adversely affected thereby.  Any fee collected by the Master Servicer or the related Servicer for processing such a request will be retained by the Master Servicer or such Servicer as additional servicing compensation.

Section 9.12.  Release of Mortgage Files.

(a)

Upon (i) becoming aware of the payment in full of any Mortgage Loan or, (ii) the receipt by the applicable Servicer of a notification that payment in full has been or will be escrowed in a manner customary for such purposes, the Master Servicer will, or will cause the applicable Servicer to, promptly notify the Trustee (or the applicable Custodian) by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment that are required to be deposited in the Collection Account maintained by the Master Servicer pursuant to Section 4.01 have been or will be so deposited) of a Servicing Officer and shall request the Trustee or the applicable Custodian, to deliver to the applicable Servicer the related Mortgage File.  In lieu of sending a hard copy certification of a Servicing Officer, the Master Servicer may, or may cause the Servicer to, deliver the request for release in a mutually agreeable electronic format.  To the extent that such a request, on its face, originates from a Servicing Officer, no signature shall be required.  Upon receipt of such certification and request, the Trustee or the applicable Custodian, shall promptly release the related Mortgage File to the applicable Servicer and neither the Trustee nor the applicable Custodian shall have any further responsibility with regard to such Mortgage File.  The Master Servicer is authorized, and each Servicer, to the extent such authority is delegated to such Servicer by the Master Servicer under the applicable Servicing Agreement, is authorized, to give, as agent for the Trustee, as the mortgagee under the Mortgage that secured the Mortgage Loan, an instrument of satisfaction (or assignment of mortgage without recourse) regarding the Mortgaged Property subject to the Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of such payment, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Collection Account.

(b)

From time to time and as appropriate for the servicing or foreclosure of, or other legal proceedings relating to, any Mortgage Loan and in accordance with Accepted Servicing Practices and the applicable Servicing Agreement, the Trustee shall execute such pleadings, request for trustee’s sale or other documents as shall be prepared and furnished to the Trustee by the Master Servicer, or by a Servicer (in form reasonably acceptable to the Trustee) and as are necessary to the prosecution of any such proceedings.  The Trustee or the applicable Custodian, shall, upon request of the Master Servicer, or of a Servicer, and delivery to the Trustee or the applicable Custodian, of a trust receipt signed by a Servicing Officer substantially in the form annexed hereto as Exhibit C or in the form annexed to the applicable Custodial Agreement as Exhibit C, release the related Mortgage File held in its possession or control to the Master Servicer (or the applicable Servicer).  Such trust receipt shall obligate the Master Servicer or applicable Servicer to return the Mortgage File to the Trustee or applicable Custodian, as applicable, when the need therefor by the Master Servicer or applicable Servicer no longer exists unless (i) the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that herein above specified, the trust receipt shall be released by the Trustee or the applicable Custodian, as applicable, to the Master Servicer (or the applicable Servicer) or (ii) the Mortgage File has been delivered directly or through a Servicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Servicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery.

Section 9.13.  Documents, Records and Funds in Possession of Master Servicer To Be Held for Trustee.

(a)

The Master Servicer shall transmit, or cause the applicable Servicer to transmit, to the Trustee such documents and instruments coming into the possession of the Master Servicer or such Servicer from time to time as are required by the terms hereof to be delivered to the Trustee.  Any funds received by the Master Servicer or by a Servicer in respect of any Mortgage Loan or which otherwise are collected by the Master Servicer or by a Servicer as a Subsequent Recovery, Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan shall be held for the benefit of the Trustee and the Certificateholders subject to the Master Servicer’s right to retain or withdraw from the Collection Account the Master Servicing Fee and other amounts provided in this Agreement, and to the right of each Servicer to retain its Servicing Fee and other amounts as provided in the applicable Servicing Agreement.  The Master Servicer shall, and shall (to the extent provided in the applicable Servicing Agreement) cause each Servicer to, provide access to information and documentation regarding the Mortgage Loans to the Trustee, its agents and accountants at any time upon reasonable request and during normal business hours, and to Certificateholders that are savings and loan associations, banks or insurance companies, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of such Office and Corporation or examiners of any other federal or state banking or insurance regulatory authority if so required by applicable regulations of the Office of Thrift Supervision or other regulatory authority, such access to be afforded without charge but only upon reasonable request in writing and during normal business hours at the offices of the Master Servicer designated by it.  In fulfilling such a request the Master Servicer shall not be responsible for determining the sufficiency of such information.

(b)

All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer, or any Servicer, in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from a Subsequent Recovery, Liquidation Proceeds or Insurance Proceeds, shall be held by the Master Servicer, or by such Servicer, for and on behalf of the Trustee and the Certificateholders and shall be and remain the sole and exclusive property of the Trustee; provided, however, that the Master Servicer and each Servicer shall be entitled to setoff against, and deduct from, any such funds any amounts that are properly due and payable to the Master Servicer or such Servicer under this Agreement or the applicable Servicing Agreement and shall be authorized to remit such funds to the Trustee in accordance with this Agreement.

(c)

The Master Servicer hereby acknowledges that concurrently with the execution of this Agreement, the Trustee shall own or, to the extent that a court of competent jurisdiction shall deem the conveyance of the Mortgage Loans from either Seller to the Depositor not to constitute a sale, the Trustee shall have a security interest in either Mortgage Loans and in all Mortgage Files representing such Mortgage Loans and in all funds now or hereafter held by, or under the control of, a Servicer or the Master Servicer that are collected by such Servicer or the Master Servicer in connection with such Mortgage Loans, whether as scheduled installments of principal and interest or as full or partial prepayments of principal or interest or as a Subsequent Recovery, Liquidation Proceeds or Insurance Proceeds or otherwise, and in all proceeds of the foregoing and proceeds of proceeds (but excluding any fee or other amounts to which such Servicer is entitled under the applicable Servicing Agreement, or the Master Servicer or the Depositor is entitled to hereunder); and the Master Servicer agrees that so long as the Mortgage Loans are assigned to and held by the Trustee, all documents or instruments constituting part of the Mortgage Files, and such funds relating to the Mortgage Loans which come into the possession or custody of, or which are subject to the control of, the Master Servicer or any Servicer shall be held by the Master Servicer or such Servicer for and on behalf of the Trustee as the Trustee’s agent and bailee for purposes of perfecting the Trustee’s security interest therein as provided by the applicable Uniform Commercial Code or other laws.

(d)

The Master Servicer agrees that it shall not, and shall not authorize any Servicer to, create, incur or subject any Mortgage Loans, or any funds that are deposited in any custodial account, Escrow Account or the Collection Account, or any funds that otherwise are or may become due or payable to the Trustee, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, nor assert by legal action or otherwise any claim or right of setoff against any Mortgage Loan or any funds collected on, or in connection with, a Mortgage Loan.

Section 9.14.  Representations and Warranties of the Master Servicer.

(a)

The Master Servicer hereby represents and warrants to the Depositor, the Trustee and the Trustee, for the benefit of the Certificateholders, as of the Closing Date that:

(i)

it is validly existing and in good standing under the jurisdiction of its formation, and as Master Servicer has full power and authority to transact any and all business contemplated by this Agreement and to execute, deliver and comply with its obligations under the terms of this Agreement, the execution, delivery and performance of which have been duly authorized by all necessary corporate action on the part of the Master Servicer;

(ii)

the execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not (A) violate the Master Servicer’s charter or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or by which it is bound or to which any of its assets are subject, which violation, default or breach would materially and adversely affect the Master Servicer’s ability to perform its obligations under this Agreement;

(iii)

this Agreement constitutes, assuming due authorization, execution and delivery hereof by the other respective parties hereto, a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights in general, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

(iv)

the Master Servicer is not in default with respect to any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency to the extent that any such default would materially and adversely affect its performance hereunder;

(v)

the Master Servicer is not a party to or bound by any agreement or instrument or subject to any charter provision, bylaw or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that may materially and adversely affect its ability as Master Servicer to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Master Servicer of its obligations under this Agreement;

(vi)

no litigation is pending or, to the best of the Master Servicer’s knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vii)

the Master Servicer, or an affiliate thereof the primary business of which is the servicing of conventional residential mortgage loans, is an FNMA- and FHLMC-approved seller/servicer;

(viii)

no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of or compliance by the Master Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders (if any) as have been obtained;

(ix)

the consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Master Servicer; and

(x)

the Master Servicer has obtained an Errors and Omissions Insurance Policy and a Fidelity Bond in accordance with Section 9.02, each of which is in full force and effect, and each of which provides at least such coverage as is required hereunder.

(b)

It is understood and agreed that the representations and warranties set forth in this Section 9.14 shall survive the execution and delivery of this Agreement.  The Master Servicer shall indemnify the Depositor and the Trustee and hold them harmless against any loss, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Master Servicer’s representations and warranties contained in Section 9.14(a).  Notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for special, indirect or consequential losses or damages of any kind whatsoever (including, but not limited to, lost profits).  It is understood and agreed that the enforcement of the obligation of the Master Servicer set forth in this Section to indemnify the Depositor and the Trustee as provided in this Section constitutes the sole remedy (other than as set forth in Section 6.14) of the Depositor and the Trustee, respecting a breach of the foregoing representations and warranties.  Such indemnification shall survive any termination of the Master Servicer as Master Servicer hereunder, and any termination of this Agreement.

Any cause of action against the Master Servicer relating to or arising out of the breach of any representations and warranties made in this Section shall accrue upon discovery of such breach by either the Depositor, the Master Servicer or the Trustee or notice thereof by any one of such parties to the other parties.

(c)

It is understood and agreed that the representations and warranties of the Depositor set forth in Sections 2.03(a) through (f) shall survive the execution and delivery of this Agreement.  The Depositor shall indemnify the Master Servicer and hold it harmless against any loss, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Depositor’s representations and warranties contained in Sections 2.03(a) through (f) hereof.  It is understood and agreed that the enforcement of the obligation of the Depositor set forth in this Section to indemnify the Master Servicer as provided in this Section constitutes the sole remedy of the Master Servicer respecting a breach by the Depositor of the representations and warranties in Sections 2.03(a) through (f) hereof.

Any cause of action against the Depositor relating to or arising out of the breach of the representations and warranties made in Sections 2.03(a) through (f) hereof shall accrue upon discovery of such breach by either the Depositor or the Master Servicer or notice thereof by any one of such parties to the other parties.

Section 9.15.  Closing Certificate and Opinion.

On or before the Closing Date, the Master Servicer shall cause to be delivered to the Depositor, the Trustee and Lehman Brothers Inc. an Opinion of Counsel, dated the Closing Date, in form and substance reasonably satisfactory to the Depositor and Lehman Brothers Inc., as to the due authorization, execution and delivery of this Agreement by the Master Servicer and the enforceability thereof.

Section 9.16.  Standard Hazard and Flood Insurance Policies.

For each Mortgage Loan (other than a Cooperative Loan), the Master Servicer shall maintain, or cause to be maintained by each Servicer, standard fire and casualty insurance and, where applicable, flood insurance, all in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable.  It is understood and agreed that such insurance shall be with insurers meeting the eligibility requirements set forth in the applicable Servicing Agreement and that no earthquake or other additional insurance is to be required of any Mortgagor or to be maintained on property acquired in respect of a defaulted loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

Pursuant to Section 4.01, any amounts collected by the Master Servicer, or by any Servicer, under any insurance policies maintained pursuant to this Section 9.16 (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or released to the Mortgagor in accordance with the Master Servicer’s or the Servicer’s normal servicing procedures and Accepted Servicing Practices) shall be deposited into the Collection Account, subject to withdrawal pursuant to Section 4.02.  Any cost incurred by the Master Servicer or any Servicer in maintaining any such insurance if the Mortgagor defaults in its obligation to do so shall be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to Certificateholders and shall be recoverable by the Master Servicer or such Servicer pursuant to Section 4.02(v).

Section 9.17.  Presentment of Claims and Collection of Proceeds.

The Master Servicer shall, or shall cause each Servicer (to the extent provided in the applicable Servicing Agreement) to, prepare and present on behalf of the Trustee and the Certificateholders all claims under the Insurance Policies with respect to the Mortgage Loans, and take such actions (including the negotiation, settlement, compromise or enforcement of the insured’s claim) as shall be necessary to realize recovery under such policies.  Any proceeds disbursed to the Master Servicer (or disbursed to a Servicer and remitted to the Master Servicer) in respect of such policies or bonds shall be promptly deposited in the Collection Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the Master Servicer’s or the Servicer’s normal servicing procedures need not be so deposited (or remitted).

Section 9.18.  Maintenance of the Primary Mortgage Insurance Policies.

(a)

The Master Servicer shall not take, or knowingly permit any Servicer (consistent with the applicable Servicing Agreement) to take, any action that would result in non-coverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of such Master Servicer or Servicer, would have been covered thereunder.  To the extent that coverage is available, the Master Servicer shall use its best reasonable efforts to keep in force and effect, or to cause each Servicer to keep in force and effect (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance), primary mortgage insurance applicable to each Mortgage Loan in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable.  The Master Servicer shall not, and shall not permit any Servicer to, cancel or refuse to renew any such Primary Mortgage Insurance Policy that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder except as required by applicable law or in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable.

(b)

The Master Servicer agrees to present, or to cause each Servicer to present, on behalf of the Trustee and the Certificateholders, claims to the insurer under any Primary Mortgage Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policies respecting defaulted Mortgage Loans.  Pursuant to Section 4.01, any amounts collected by the Master Servicer or any Servicer under any Primary Mortgage Insurance Policies shall be deposited in the Collection Account, subject to withdrawal pursuant to Section 4.02.

Section 9.19.  Trustee To Retain Possession of Certain Insurance Policies and Documents.

The Trustee (or any Custodian, as directed by the Trustee), shall retain possession and custody of the originals of the Primary Mortgage Insurance Policies or certificate of insurance if applicable and any certificates of renewal as to the foregoing as may be issued from time to time as contemplated by this Agreement.  Until all amounts distributable in respect of the Certificates have been distributed in full and the Master Servicer otherwise has fulfilled its obligations under this Agreement, the Trustee (or any Custodian, as directed by the Trustee) shall also retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions of this Agreement.  The Master Servicer shall promptly deliver or cause to be delivered to the Trustee (or any Custodian, as directed by the Trustee), upon the execution or receipt thereof the originals of the Primary Mortgage Insurance Policies and any certificates of renewal thereof, and such other documents or instruments that constitute portions of the Mortgage File that come into the possession of the Master Servicer from time to time.

Section 9.20.  Realization Upon Defaulted Mortgage Loans.

The Master Servicer shall use its reasonable best efforts to, or to cause each Servicer to, foreclose upon, repossess or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, all in accordance with the  applicable Servicing Agreement.  Alternatively, the Master Servicer may take, or authorize any Servicer to take, other actions in respect of a defaulted Mortgage Loan, which may include (i) accepting a short sale (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate a sale of the Mortgaged Property by the Mortgagor) or permitting a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate refinancing transactions by the Mortgagor not involving a sale of the Mortgaged Property), (ii) arranging for a repayment plan or (iii) agreeing to a modification in accordance with Section 9.04.  In connection with such foreclosure or other conversion or action, the Master Servicer shall, consistent with Section 9.18, follow such practices and procedures as it shall reasonably determine to be in the best interests of the Trust Fund and the Certificateholders and which shall be consistent with its customary practices in performing its general mortgage servicing activities; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion or action in a manner that is consistent with the provisions of this Agreement.  Neither the Master Servicer, nor any Servicer, shall be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or toward the correction of any default on a related senior mortgage loan, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to the Certificateholders after reimbursement to itself for such expenses or charges and (ii) that such expenses and charges will be recoverable to it through Liquidation Proceeds or Insurance Proceeds (as provided in Section 4.02).

Section 9.21.  Compensation to the Master Servicer.

The Master Servicer shall be entitled to withdraw from the Collection Account, subject to Section 5.05, the Master Servicing Fee to the extent permitted by Section 4.02(vi).   Servicing compensation in the form of assumption fees, if any, late payment charges, as collected, if any, or otherwise (not including any Prepayment Penalty Amounts with respect to those Mortgage Loans for which the Seller own the servicing rights) shall be retained by the Master Servicer (or the applicable Servicer) and shall not be deposited in the Collection Account.  If the Master Servicer does not retain or withdraw the Master Servicing Fee from the Collection Account as provided herein, the Master Servicer shall be entitled to direct the Trustee to pay the Master Servicing Fee to such Master Servicer by withdrawal from the Certificate Account.  The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.  Pursuant to Section 4.01(e), all income and gain realized from any investment of funds in the Collection Account shall be for the benefit of the Master Servicer as additional compensation.  The provisions of this Section 9.21 are subject to the provisions of Section 6.14(b).

Section 9.22.  REO Property.

(a)

In the event the Trust Fund acquires ownership of any REO Property in respect of any Mortgage Loan, the deed or certificate of sale shall be issued to the Trustee, or to its nominee, on behalf of the Certificateholders.  The Master Servicer shall use its reasonable best efforts to sell, or, to the extent provided in the applicable Servicing Agreement, cause the applicable Servicer to sell, any REO Property as expeditiously as possible and in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable, but in all events within the time period, and subject to the conditions set forth in Article X hereof.  Pursuant to its efforts to sell such REO Property, the Master Servicer shall protect and conserve, or cause the applicable Servicer to protect and conserve, such REO Property in the manner and to such extent required by the applicable Servicing Agreement, subject to Article X hereof.

(b)

The Master Servicer shall deposit or cause to be deposited all funds collected and received by it, or recovered from any Servicer, in connection with the operation of any REO Property in the Collection Account.

(c)

The Master Servicer and the applicable Servicer, upon the final disposition of any REO Property, shall be entitled to reimbursement for any related unreimbursed Advances as well as any unpaid Master Servicing Fees or Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided, that (without limitation of any other right of reimbursement that the Master Servicer or any Servicer shall have hereunder) any such unreimbursed Advances as well as any unpaid Master Servicing Fees or Servicing Fees may be reimbursed or paid, as the case may be, prior to final disposition, out of any net rental income or other net amounts derived from such REO Property.

(d)

The Liquidation Proceeds from the final disposition of the REO Property, net of any payment to the Master Servicer and the applicable Servicer as provided above, shall be deposited in the Collection Account on or prior to the Determination Date in the month following receipt thereof and be remitted by wire transfer in immediately available funds to the Trustee for deposit into the Certificate Account on the next succeeding Deposit Date.

Section 9.23.  [Reserved]

Section 9.24.  Reports to the Trustee.

(a)

Not later than 30 days after each Distribution Date, the Master Servicer shall forward to the Trustee a statement, deemed to have been certified by a Servicing Officer, setting forth the status of the Collection Account maintained by the Master Servicer as of the close of business on the related Distribution Date, indicating that all distributions required by this Agreement to be made by the Master Servicer have been made (or if any required distribution has not been made by the Master Servicer, specifying the nature and status thereof) and showing, for the period covered by such statement, the aggregate of deposits into and withdrawals from the Collection Account maintained by the Master Servicer.  Copies of such statement shall be provided by the Master Servicer to the Depositor, Attention:  Contract Finance, and, upon request, any Certificateholders (or by the Trustee at the Master Servicer’s expense if the Master Servicer shall fail to provide such copies (unless (i) the Master Servicer shall have failed to provide the Trustee with such statement or (ii) the Trustee shall be unaware of the Master Servicer’s failure to provide such statement)).

(b)

Not later than two Business Days following each Distribution Date, the Master Servicer shall deliver to the Person designated by the Depositor, in a format consistent with other electronic loan level reporting supplied by the Master Servicer in connection with similar transactions, “loan level” information with respect to the Mortgage Loans as of the related Determination Date (including information on any Net Prepayment Interest Shortfalls), to the extent that such information has been provided to the Master Servicer by the Servicers or by the Depositor.

(c)

All information, reports and statements prepared by the Master Servicer under this Agreement shall be based on information supplied to the Master Servicer by the Servicers without independent verification thereof and the Master Servicer shall be entitled to rely on such information.

Section 9.25.  Annual Officer’s Certificate as to Compliance.

(a)

The Master Servicer shall deliver to the Trustee and the Rating Agencies no later than five (5) Business Days after March 15th of each year, commencing in March 2006, an Officer’s Certificate, certifying that with respect to the period ending on the immediately preceding December 31; (i) such Servicing Officer has reviewed the activities of such Master Servicer during the preceding calendar year or portion thereof and its performance under this Agreement; (ii)  to the best of such Servicing Officer’s knowledge, based on such review, such Master Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof, (iii) nothing has come to the attention of such Servicing Officer to lead such Servicing Officer to believe that any Servicer has failed to perform any of its duties, responsibilities and obligations under its Servicing Agreement in all material respects throughout such year, or, if there has been a material default in the performance or fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof, (iv) the Master Servicer has received from each Servicer such Servicer’s annual certificate of compliance and a copy of such Servicer’s annual audit report, in each case to the extent required under the applicable Servicing Agreement, or, if any such certificate or report has not been received by the Master Servicer, the Master Servicer is using its best reasonable efforts to obtain such certificate or report and (v) such other additional items as may be required by applicable law or regulation.

(b)

Copies of such statements shall be provided to any Certificateholder upon request, by the Master Servicer or by the Trustee at the Master Servicer’s expense if the Master Servicer failed to provide such copies (unless (i) the Master Servicer shall have failed to provide the Trustee with such statement or (ii) the Trustee shall be unaware of the Master Servicer’s failure to provide such statement).

Section 9.26.  Annual Independent Accountants’ Servicing Report.

If the Master Servicer has, during the course of any fiscal year, directly serviced any of the Mortgage Loans, then the Master Servicer at its expense shall cause a nationally recognized firm of independent certified public accountants to furnish a statement to the Trustee, the Rating Agencies and the Depositor no later than five (5) Business Days after the 15th day of March of each year, commencing on March 15, 2006, to the effect that, with respect to the most recently ended calendar year, such firm has examined certain records and documents relating to the Master Servicer’s performance of its servicing obligations under this Agreement and pooling and servicing and trust agreements in material respects similar to this Agreement and to each other and that, on the basis of such examination conducted substantially in compliance with the audit program for mortgages serviced for FHLMC, the Uniform Single Attestation Program for Mortgage Bankers or such other attestation program as may be required by applicable law or regulation, such firm is of the opinion that the Master Servicer’s activities have been conducted in compliance with this Agreement, or that such examination has disclosed no material items of noncompliance except for (i) such exceptions as such firm believes to be immaterial, (ii) such other exceptions as are set forth in such statement and (iii) such exceptions that the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages Serviced by FHLMC requires it to report.  Copies of such statements shall be provided to any Certificateholder upon request by the Master Servicer, or by the Trustee at the expense of the Master Servicer if the Master Servicer shall fail to provide such copies.  If such report discloses exceptions that are material, the Master Servicer shall advise the Trustee whether such exceptions have been or are susceptible of cure, and will take prompt action to do so.

Section 9.27.  Merger or Consolidation.

Any Person into which the Master Servicer may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor to the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or resulting Person to the Master Servicer shall be a Person that shall be qualified and approved to service mortgage loans for FNMA or FHLMC and shall have a net worth of not less than $15,000,000.

Section 9.28.  Resignation of Master Servicer.

Except as otherwise provided in Sections 9.27 and 9.29 hereof, the Master Servicer shall not resign from the obligations and duties hereby imposed on it unless it determines that the Master Servicer’s duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it and cannot be cured.  Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel that shall be Independent to such effect delivered to the Trustee.  In the event such determination of ineligibility of the Master Servicer to continue in the capacity of master servicer is made by the Master Servicer or the Trustee, no such resignation shall become effective until the Trustee shall have assumed, or a successor master servicer shall have been appointed by the Trustee and until such successor shall have assumed, the Master Servicer’s responsibilities and obligations under this Agreement.  Notice of such resignation shall be given promptly by the Master Servicer to the Depositor.

Section 9.29.  Assignment or Delegation of Duties by the Master Servicer.

Except as expressly provided herein, the Master Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer hereunder; provided, however, that the Master Servicer shall have the right without the prior written consent of the Trustee, the Depositor or the Rating Agencies to delegate or assign to or subcontract with or authorize or appoint an Affiliate of the Master Servicer to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer hereunder.  In no case, however, shall any such delegation, subcontracting or assignment to an Affiliate of the Master Servicer relieve the Master Servicer of any liability hereunder.  Notice of such permitted assignment shall be given promptly by the Master Servicer to the Depositor and the Trustee.  If, pursuant to any provision hereof, the duties of the Master Servicer are transferred to a successor master servicer, the entire amount of the Master Servicing Fees and other compensation payable to the Master Servicer pursuant hereto, including amounts payable to or permitted to be retained or withdrawn by the Master Servicer pursuant to Section 9.21 hereof, shall thereafter be payable to such successor master servicer.

Section 9.30.  Limitation on Liability of the Master Servicer and Others.

(a)

The Master Servicer undertakes to perform such duties and only such duties as are specifically set forth in this Agreement.

(b)

No provision of this Agreement shall be construed to relieve the Master Servicer from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that the duties and obligations of the Master Servicer shall be determined solely by the express provisions of this Agreement, the Master Servicer shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement; no implied covenants or obligations shall be read into this Agreement against the Master Servicer and, in absence of bad faith on the part of the Master Servicer, the Master Servicer may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Master Servicer and conforming to the requirements of this Agreement.

(c)

None of the Master Servicer, the Seller or the Depositor or any of the directors, officers, employees or agents of any of them shall be under any liability to the Trustee or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer, the Seller or the Depositor or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in its performance of its duties or by reason of reckless disregard for its obligations and duties under this Agreement.  The Master Servicer, the Seller and the Depositor and any director, officer, employee or agent of any of them shall be entitled to indemnification by the Trust Fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of his or its duties hereunder or by reason of reckless disregard of his or its obligations and duties hereunder.  The Master Servicer, the Seller and the Depositor and any director, officer, employee or agent of any of them may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.  The Master Servicer shall be under no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to master service the Mortgage Loans in accordance with this Agreement and that in its opinion may involve it in any expenses or liability; provided, however, that the Master Servicer may in its sole discretion undertake any such action that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder.  In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund and the Master Servicer shall be entitled to be reimbursed therefor out of the Collection Account it maintains as provided by Section 4.02.

Section 9.31.  Indemnification; Third-Party Claims.

The Master Servicer agrees to indemnify the Depositor and the Trustee, and hold them harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liability, fees and expenses that the Depositor and the Trustee may sustain as a result of the failure of the Master Servicer to perform its duties and master service the Mortgage Loans in compliance with the terms of this Agreement.  The Depositor and the Trustee shall immediately notify the Master Servicer if a claim is made by a third party with respect to this Agreement or the Mortgage Loans entitling the Depositor or the Trustee to indemnification hereunder, whereupon the Master Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim.

Section 9.32.    Special Servicing of Delinquent Mortgage Loans.

If permitted under the terms of the applicable Servicing Agreement, the Seller may appoint, pursuant to the terms of the applicable Servicing Agreement and with the written consent of the Depositor, the Master Servicer and the Trustee, a special servicer (the “Special Servicer”) to special service any Distressed Mortgage Loans.  Any applicable termination fee related to the termination of the related Servicer and the appointment of any Special Servicer shall be paid by the Seller from its own funds, without right of reimbursement from the Trust Fund.  Any fees paid to any such Special Servicer shall not exceed the related Servicing Fee Rate.

ARTICLE X

REMIC ADMINISTRATION

Section 10.01.  REMIC Administration.

(a)

As set forth in the Preliminary Statement hereto, the Trustee shall elect REMIC status in accordance with the REMIC Provisions with respect to each of the REMICs.  The Trustee shall make such elections on Forms 1066 or other appropriate federal tax or information return for the taxable year ending on the last day of the calendar year in which the Certificates are issued.  For the purposes of such elections, each of the Interests in REMIC I, other than the Class R-1 Interest, is hereby designated as a regular interest in REMIC I; and each Certificate, other than the Group 1-3 Subordinate Certificates and the Class X, Class LT-R, Class R and Class P Certificates and, in the case of the Class 1-A1, Class 2-A1 and Class 3-A1 Certificates, exclusive of the right to receive amounts from the related Basis Risk Reserve Fund, and each Component comprising each Group 1-3 Subordinate Certificate is hereby designated as a regular interest in REMIC III.  In addition, the Class R-2 Interest is hereby designated as the sole residual interest in REMIC II and the Class R Certificate evidences ownership of the Class R-2 Interest and is also hereby designated as the sole residual interest in REMIC III.

(b)

The Closing Date is hereby designated as the “Startup Day” of each REMIC within the meaning of section 86OG(a)(9) of the Code.  The latest possible maturity date for purposes of Treasury Regulation 1.86OG-1(a)(4) will be the Latest Possible Maturity Date.

(c)

The Trustee shall pay any and all tax related expenses (not including taxes) of each REMIC, including but not limited to any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to such REMIC that involve the Internal Revenue Service or state tax authorities, but only to the extent that (i) such expenses are ordinary or routine expenses, including expenses of a routine audit but not expenses of litigation (except as described in (ii)); or (ii) such expenses or liabilities (including taxes and penalties) are attributable to the negligence or willful misconduct of the Trustee in fulfilling its duties hereunder (including its duties as tax return preparer).  The Trustee shall be entitled to reimbursement of expenses to the extent provided in clause (i) above from the Certificate Account, provided, however, the Trustee shall not be entitled to reimbursement for expenses incurred in connection with the preparation of tax returns and Form SS-4 as required by Section 6.20 and this Section 10.01.

(d)

The Trustee shall prepare, sign and file all of each REMIC’s federal and applicable state tax and information returns as such REMIC’s direct representative.  As used in the previous sentence, “applicable state tax and information returns” shall mean such returns as may be required by the laws of any state, the applicability of which to the Trust Fund shall have been confirmed to the Trustee in writing either (i) by the delivery to the Trustee of an Opinion of Counsel to such effect, or (ii) by delivery to the Trustee of a written notification to such effect by the taxing authority of such state.  The expenses of preparing and filing such returns shall be borne by the Trustee.  If any Disqualified Organization acquires any Ownership Interest in a Residual Certificate, then the Trustee will upon request provide to the Internal Revenue Service, and to the persons specified in Sections 860E(e)(3) and (6) of the Code, such information as required in Section 860D(a)(6)(B) of the Code needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.  The Trustee shall be entitled to additional compensation from such person for the cost of providing such information.

(e)

The Trustee shall perform on behalf of each REMIC all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions, or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority.  Among its other duties, if required by the Code, the REMIC Provisions, or other such guidance, the Trustee shall provide (i) to the Treasury or other governmental authority such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any disqualified person or organization and (ii) to the Trustee such information as is necessary for the Trustee to provide to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions.

(f)

The Trustee, the Master Servicer and the Holders of Certificates shall take any action within their respective control and scope of its duties or cause each REMIC to take any action necessary to create or maintain the status of such REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status.  None of the Trustee, the Master Servicer or the Holder of any Residual Certificate shall take any action within their respective control, cause any REMIC to take any action or fail to take (or fail to cause to be taken) any action within its control and in the scope of its duties that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any REMIC as a REMIC or (ii) result in the imposition of a tax upon any REMIC (including but not limited to the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on prohibited contributions set forth on Section 860G(d) of the Code) (either such event, an “Adverse REMIC Event”) unless the Trustee and the Master Servicer have received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax.  In addition, prior to taking any action with respect to any REMIC or the assets therein, or causing any REMIC to take any action, which is not expressly permitted under the terms of this Agreement any Holder of a Residual Certificate will consult with the Trustee and the Master Servicer, or their respective designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC, and no such Person shall take any such action or cause any REMIC to take any such action as to which the Trustee or the Master Servicer has advised it in writing that an Adverse REMIC Event could occur.

(g)

Each Holder of a Residual Certificate shall pay when due any and all taxes imposed on the related REMIC by federal or state governmental authorities.  To the extent it has actual knowledge that such taxes were not paid by a Residual Certificateholder, the Trustee shall pay any remaining REMIC taxes out of current or future amounts otherwise distributable to the Holder of the Residual Certificate in such REMIC or, if no such amounts are available, out of other amounts held in the Collection Account, and shall reduce amounts otherwise payable to holders of regular interests in such REMIC, as the case may be.

(h)

The Trustee shall, for federal income tax purposes, maintain books and records with respect to each REMIC on a calendar year and on an accrual basis.

(i)

No additional contributions of assets shall be made to any REMIC, except as expressly provided in this Agreement with respect to eligible substitute mortgage loans.

(j)

Neither the Trustee nor the Master Servicer shall enter into any arrangement by which any REMIC will receive a fee or other compensation for services.

(k)

Upon the request of any Rating Agency, the Trustee shall deliver to such Rating Agency an Officer’s Certificate stating the Trustee’s compliance with the provisions of this Section 10.01 applicable to it.

Section 10.02.  Prohibited Transactions and Activities.

None of the Depositor, the Master Servicer or the Trustee shall sell, dispose of, or substitute for any of the Mortgage Loans, except in a disposition pursuant to (i) the foreclosure of a Mortgage Loan, (ii) the bankruptcy of the Trust Fund, (iii) the termination of each REMIC pursuant to Article VII of this Agreement, (iv) a substitution pursuant to Article II of this Agreement or (v) a repurchase of Mortgage Loans pursuant to Article II of this Agreement, nor acquire any assets for any REMIC, nor sell or dispose of any investments in the Certificate Account for gain, nor accept any contributions to any REMIC after the Closing Date, unless it has received an Opinion of Counsel (at the expense of the party causing such sale, disposition, or substitution) that such disposition, acquisition, substitution, or acceptance will not (a) affect adversely the status of such REMIC as a REMIC or of the Certificates other than the Residual Certificate and Class P Certificates as the regular interests therein, (b) affect the distribution of interest or principal on the Certificates, (c) result in the encumbrance of the assets transferred or assigned to the Trust Fund (except pursuant to the provisions of this Agreement) or (d) cause such REMIC to be subject to a tax on prohibited transactions or prohibited contributions pursuant to the REMIC Provisions.

Section 10.03.  Indemnification with Respect to Certain Taxes and Loss of REMIC Status.

In the event that a REMIC fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due to the negligent performance by the Trustee of its duties and obligations set forth herein, the Trustee shall indemnify the Holder of the Residual Certificate against any and all losses, claims, damages, liabilities or expenses (“Losses”) resulting from such negligence; provided, however, that the Trustee shall not be liable for any such Losses attributable to the action or inaction of the Master Servicer, the Depositor, or the Holder of such Residual Certificate, as applicable, or for any such Losses resulting from misinformation provided by the Holder of such Residual Certificate on which the Trustee has relied.  The foregoing shall not be deemed to limit or restrict the rights and remedies of the Holder of such Residual Certificate now or hereafter existing at law or in equity.  Notwithstanding the foregoing, however, in no event shall the Trustee have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement, (2) for any Losses other than arising out of a negligent performance by the Trustee its duties and obligations set forth herein, and (3) for any special or consequential damages to Certificateholders (in addition to payment of principal and interest on the Certificates) even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.  In addition, the Trustee shall not have any liability for the actions or failure to act of the other.

Section 10.04.  REO Property.

(a)

Notwithstanding any other provision of this Agreement, the Master Servicer, acting on behalf of the Trustee hereunder, shall not (except to the extent provided in the applicable Servicing Agreement) permit any Servicer to, rent, lease, or otherwise earn income on behalf of any REMIC with respect to any REO Property which might cause such REO Property to fail to qualify as “foreclosure” property within the meaning of section 860G(a)(8) of the Code or result in the receipt by any REMIC of any “income from non-permitted assets” within the meaning of section 860F(a)(2) of the Code or any “net income from foreclosure property” which is subject to tax under the REMIC Provisions unless the Master Servicer has advised, or has caused the applicable Servicer to advise, the Trustee in writing to the effect that, under the REMIC Provisions, such action would not adversely affect the status of any REMIC as a REMIC and any income generated for any REMIC by the REO Property would not result in the imposition of a tax upon such REMIC.

(b)

The Master Servicer shall make, or shall cause the applicable Servicer to make, reasonable efforts to sell any REO Property for its fair market value.  In any event, however, the Master Servicer shall, or shall cause the applicable Servicer to, dispose of any REO Property within three years from the end of the calendar year of its acquisition by the Trust Fund unless the Trustee has received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a Federal or state tax upon such REMIC.  If the Trustee has received such an extension, then (a) the Trustee shall provide a copy of such extension to the Master Servicer and (b) the Trustee, or the Master Servicer, acting on its behalf hereunder, shall, or shall cause the applicable Servicer to, continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the “Extended Period”).  If the Trustee has not received such an extension and the Trustee, or the Master Servicer acting on behalf of the Trustee hereunder, or the applicable Servicer is unable to sell the REO Property within 33 months after its acquisition by the Trust Fund or if the Trustee has received such an extension, and the Trustee, or the Master Servicer acting on behalf of the Trustee hereunder, is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Master Servicer shall, or shall cause the applicable Servicer to, before the end of the three year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property’s fair market value or (ii) auction the REO Property to the highest bidder (which may be the Master Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be.

ARTICLE XI

MISCELLANEOUS PROVISIONS

Section 11.01.  Binding Nature of Agreement; Assignment.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 11.02.  Entire Agreement.

This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.  The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

Section 11.03.  Amendment.

(a)

On or prior to a Section 7.01(c) Purchase Event, this Agreement may be amended from time to time by the Depositor, the Master Servicer and the Trustee, without notice to or the consent of any of the Holders, (i) to cure any ambiguity, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust Fund or this Agreement in any Offering Document; or to correct or supplement any provision herein which may be inconsistent with any other provisions herein or with the provisions of any Servicing Agreement, (iii) to make any other provisions with respect to matters or questions arising under this Agreement or (iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code and the REMIC Provisions.  No such amendment effected pursuant to the preceding sentence shall, as evidenced by an Opinion of Counsel, adversely affect the status of any REMIC created pursuant to this Agreement, nor shall such amendment effected pursuant to clause (iii) of such sentence adversely affect in any material respect the interests of any Holder.  Prior to entering into any amendment without the consent of Holders pursuant to this paragraph, the Trustee may require an Opinion of Counsel (at the expense of the party requesting such amendment) to the effect that such amendment is permitted under this paragraph.  Any such amendment shall be deemed not to adversely affect in any material respect any Holder if the Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce, qualify or withdraw the then current rating assigned to the Certificates (and any Opinion of Counsel requested by the Trustee in connection with any such amendment may rely expressly on such confirmation as the basis therefor).

(b)

On or prior to Section 7.01(c) Purchase Event, this Agreement may also be amended from time to time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of not less than 66 2/3% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee receives an Opinion of Counsel, at the expense of the party requesting the change, that such change will not adversely affect the status of any REMIC as a REMIC or cause a tax to be imposed on any REMIC; and provided, further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount (or Class Notional Amount) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.

(c)

After a Section 7.01(c) Purchase Event but on or prior to a Trust Fund Termination Event, this Agreement may be amended from time to time by the Depositor, the Master Servicer, the LTURI-holder and the Trustee.  Prior to entering into any amendment without the consent of Holders pursuant to this paragraph, the Trustee shall be provided with an Opinion of Counsel addressed to the Trustee (at the expense of the party requesting such amendment) to the effect that such amendment is permitted under this Section and will not result in an Adverse REMIC Event.

(d)

Promptly after the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to each Holder, the Depositor and to the Rating Agencies.

(e)

It shall not be necessary for the consent of Holders under this Section 11.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Holders shall be subject to such reasonable regulations as the Trustee may prescribe.

(f)

Notwithstanding anything to the contrary in any Servicing Agreement, the Trustee shall not consent to any amendment of any Servicing Agreement unless (i) such amendment is effected pursuant to the standards provided in Section 11.03(a) or Section 11.03(b) with respect to amendment of this Agreement and (ii) except for a Permitted Servicing Amendment, any such amendment pursuant to Section 11.03(a)(iii) shall not be materially inconsistent with the provisions of such Servicing Agreement as evidenced by an Officer’s Certificate of the Depositor.

(g)

Notwithstanding anything to the contrary in this Section 11.03, this Agreement may be amended from time to time by the Depositor, the Master Servicer and the Trustee to the extent necessary, in the judgment of the Depositor and its counsel, to comply with the Rules.

Section 11.04.  Voting Rights.

Except to the extent that the consent of all affected Certificateholders is required pursuant to this Agreement, with respect to any provision of this Agreement requiring the consent of Certificateholders representing specified percentages of aggregate outstanding Certificate Principal Amount (or Notional Amount), Certificates owned by the Depositor, the Master Servicer, the Trustee or any Servicer or Affiliates thereof are not to be counted so long as such Certificates are owned by the Depositor, the Master Servicer, the Trustee or any Servicer or Affiliates thereof.

Section 11.05.  Provision of Information.

(a)

For so long as any of the Certificates of any Series or Class are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, each of the Depositor and the Trustee agree to cooperate with each other to provide to any Certificateholders and to any prospective purchaser of Certificates designated by such Certificateholder, upon the request of such Certificateholder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Securities Act.  Any reasonable, out-of-pocket expenses incurred by the Trustee in providing such information shall be reimbursed by the Depositor.

(b)

The Trustee will make available to any person to whom a Prospectus was delivered, upon the request of such person specifying the document or documents requested, (i) a copy (excluding exhibits) of any report on Form 8-K or Form 10-K filed with the Securities and Exchange Commission pursuant to Section 6.20(c) and (ii) a copy of any other document incorporated by reference in the Prospectus to the extent in the possession of the Trustee.  Any reasonable out-of-pocket expenses incurred by the Trustee in providing copies of such documents shall be reimbursed by the Depositor.

(c)

On each Distribution Date, the Trustee shall deliver or cause to be delivered by first class mail or make available on its website to the Depositor, Attention:  Contract Finance, a copy of the report delivered to Certificateholders pursuant to Section 4.03.

Section 11.06.  Governing Law.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 11.07.  Notices.

All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when delivered to such party at the relevant address, facsimile number or electronic mail address set forth below (or at such other address, facsimile number or electronic mail address as such party may designate from time to time by written notice in accordance with this Section 11.07):  (a) in the case of the Depositor, Structured Asset Securities Corporation, 745 Seventh Avenue, 7th Floor, New York, New York 10019, Attention: Mortgage Finance LMT 2005-2, (b) in the case of the Trustee, the Corporate Trust Office and (c) in the case of the Master Servicer, Aurora Loan Services LLC, 327 Inverness Drive South, Englewood, Colorado 80112; Attention: Master Servicing LMT 2005-2, or as to each party such other address as may hereafter be furnished by such party to the other parties in writing.  Any notice required or permitted to be mailed to a Holder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register.  Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice.

Section 11.08.  Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.09.  Indulgences; No Waivers.

Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence.  No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

Section 11.10.  Headings Not To Affect Interpretation.

The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

Section 11.11.  Benefits of Agreement.

Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder and the Holders of the Certificates, any benefit or any legal or equitable right, power, remedy or claim under this Agreement, except to the extent specified in Sections 11.14 and 11.15.

Section 11.12.  Special Notices to the Rating Agencies.

(a)

The Depositor shall give prompt notice to the Rating Agencies of the occurrence of any of the following events of which it has notice:

(i)

any amendment to this Agreement pursuant to Section 11.03;

(ii)

any Assignment by the Master Servicer of its rights hereunder or delegation of its duties hereunder;

(iii)

the occurrence of any Event of Default described in Section 6.14;

(iv)

any notice of termination given to the Master Servicer pursuant to Section 6.14 and any resignation of the Master Servicer hereunder;

(v)

the appointment of any successor to any Master Servicer pursuant to Section 6.14; and

(vi)

the making of a final payment pursuant to Section 7.02.

(b)

All notices to the Rating Agencies provided for this Section shall be in writing and sent by first class mail, telecopy or overnight courier, as follows:

If to S&P, to:

Standard & Poor’s Ratings Services

55 Water Street, 41st Floor

New York, New York 10041

Attention:  Residential Mortgage Surveillance

If to Moody’s, to:

Moody’s Investors Service, Inc.

99 Church Street

New York, New York 10007

Attention: ABS Monitoring Department

(c)

The Trustee shall provide or make available to the Rating Agencies reports prepared pursuant to Section 4.03.  In addition, the Trustee shall, at the expense of the Trust Fund, make available to each Rating Agency such information as such Rating Agency may reasonably request regarding the Certificates or the Trust Fund, to the extent that such information is reasonably available to the Trustee.

Section 11.13.  Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

Section 11.14.  Transfer of Servicing.

Each Seller agrees that it shall provide written notice to the Trustee and the Master Servicer thirty days prior to any transfer or assignment by such Seller of its rights under any Servicing Agreement or of the servicing thereunder or delegation of its rights or duties thereunder or any portion thereof to any Person other than the initial Servicer under such Servicing Agreement; provided, that (i) each Seller shall not be required to provide prior notice of any transfer of servicing that occurs within three months following the Closing Date to an entity that is a Servicer on the Closing Date or (ii) Lehman Holdings shall be required to provide notice of any transfer of servicing rights by either of them to the other.  In addition, the ability of each Seller to transfer or assign its rights and delegate its duties under any Servicing Agreement (other than a transfer of servicing rights between Lehman Holdings and Lehman Bank) or to transfer the servicing thereunder to a successor servicer shall be subject to the following conditions:

(i)

Such successor servicer must be qualified to service loans for FNMA or FHLMC;

(ii)

Such successor servicer must satisfy the seller/servicer eligibility standards in the applicable Servicing Agreement, exclusive of any experience in mortgage loan origination, and must be reasonably acceptable to the Master Servicer, whose approval shall not be unreasonably withheld;

(iii)

Such successor servicer must execute and deliver to the Trustee and the Master Servicer an agreement, in form and substance reasonably satisfactory to the Trustee and the Master Servicer, that contains an assumption by such successor servicer of the due and punctual performance and observance of each covenant and condition to be performed and observed by the applicable Servicer under the applicable Servicing Agreement or, (i) in the case of a transfer of servicing to a party that is already a Servicer pursuant to this Agreement, an agreement to add the related Mortgage Loans to the Servicing Agreement already in effect with such Servicer and (ii) in the case of a transfer of servicing to a Special Servicer pursuant to Section 9.32 herein, a special servicing agreement in the form of that attached to the applicable Servicing Agreement;

(iv)

If the successor servicer is not a Servicer of Mortgage Loans at the time of transfer, there must be delivered to the Trustee a letter from each Rating Agency to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates;

(v)

The related Seller shall, at its cost and expense, take such steps, or cause the terminated Servicer to take such steps, as may be necessary or appropriate to effectuate and evidence the transfer of the servicing of the Mortgage Loans to such successor servicer, including, but not limited to, the following: (A) to the extent required by the terms of the Mortgage Loans and by applicable federal and state laws and regulations, the related Seller shall cause the prior Servicer to timely mail to each obligor under a Mortgage Loan any required notices or disclosures describing the transfer of servicing of the Mortgage Loans to the successor servicer; (B) prior to the effective date of such transfer of servicing, the related Seller shall cause the prior Servicer to transmit to any related insurer notification of such transfer of servicing; (C) on or prior to the effective date of such transfer of servicing, the related Seller shall cause the prior Servicer to deliver to the successor servicer all Mortgage Loan Documents and any related records or materials; (D) on or prior to the effective date of such transfer of servicing, the related Seller shall cause the prior Servicer to transfer to the successor servicer, or, if such transfer occurs after a Remittance Date but before the next succeeding Deposit Date, to the Master Servicer, all funds held by the applicable Servicer in respect of the Mortgage Loans; (E) on or prior to the effective date of such transfer of servicing, the related Seller shall cause the prior Servicer to, after the effective date of the transfer of servicing to the successor servicer, continue to forward to such successor servicer, within one Business Day of receipt, the amount of any payments or other recoveries received by the prior Servicer, and to notify the successor servicer of the source and proper application of each such payment or recovery; and (F) the related Seller shall cause the prior Servicer to, after the effective date of transfer of servicing to the successor servicer, continue to cooperate with the successor servicer to facilitate such transfer in such manner and to such extent as the successor servicer may reasonably request.

Section 11.15.  Tax Treatment of Class P Certificates.

It is the intent of the parties hereto that the segregated pool of assets consisting of any collections in respect of the Class P Distributable Amount payable to Class P Certificates constitutes, for federal income tax purposes, a grantor trust as described in Subpart E of Part I of Subchapter J of the Code and Treasury Regulation §301.7701-4(c)(2).  The Trustee shall prepare, sign and file all of the tax returns in respect of each such grantor trust.  The expenses of preparing and filing such returns shall be borne by the Trustee without any right of reimbursement therefor.  The Trustee shall comply with each such requirement by filing Form 1041 or other applicable form.

Section 11.16.  Conflicts.

To the extent that the terms of this Agreement conflict with the terms of any Servicing Agreement, the related Servicing Agreement shall govern, unless such provisions shall adversely affect the Trustee or the Trust Fund.

IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers hereunto duly authorized as of the day and year first above written.

STRUCTURED ASSET SECURITIES CORPORATION, as Depositor

By:       /s/ Ellen V. Kiernan

Name: Ellen V. Kiernan

Title:   Senior Vice President

U.S. BANK NATIONAL ASSOCIATION
as Trustee

By:        /s/ James S. Byrnes

Name: James S. Byrnes

Title:   Authorized Signatory

AURORA LOAN SERVICES LLC,
as Master Servicer

By: By:     /s/ Leo C. Trautman

Name:  Leo C. Trautman

Title:   Vice President

Solely for purposes of Sections 6.11 and 11.14,

accepted and agreed to by:

LEHMAN BROTHERS HOLDINGS INC.

By:      /s/ Joseph J. Kelly

Name: Joseph J. Kelly

      Title:   Authorized Signatory

EXHIBIT A

FORMS OF CERTIFICATES

EXHIBIT B-1

FORM OF INITIAL CERTIFICATION

[Date]

U.S. Bank National Association

One Federal Street, 3rd Floor

Boston, Massachusetts 02110

Structured Asset Securities Corporation

745 Seventh Avenue, 7th Floor

New York, New York  10019

Aurora Loan Services LLC

327 Inverness Drive South

Englewood, Colorado 80112

RE:

Trust Agreement dated as of November 1, 2005, (the “Trust Agreement”), among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, and U.S. Bank National Association, as Trustee, with respect to Lehman Mortgage Trust Mortgage Pass-Through Certificates,           Series 2005-2

Ladies and Gentlemen:

In accordance with Section 2.02(a) of the Trust Agreement, subject to review of the contents thereof, the undersigned, as Custodian on behalf of the Trustee, hereby certifies that it has received the documents listed in Section 2.01(b) of the Trust Agreement for each Mortgage File pertaining to each Mortgage Loan listed on Schedule A, to the Trust Agreement, subject to any exceptions noted on Schedule I hereto.

Capitalized words and phrases used herein and not otherwise defined herein shall have the respective meanings assigned to them in the Trust Agreement. This Certificate is subject in all respects to the terms of Section 2.02 of the Trust Agreement and the Trust Agreement sections cross-referenced therein.

[Custodian], on behalf of

U.S. Bank National Association,

as Trustee

By:

    Name:

    Title:

EXHIBIT B-2

FORM OF INTERIM CERTIFICATION

[Date]

U.S. Bank National Association

One Federal Street, 3rd Floor

Boston, Massachusetts 02110

Structured Asset Securities Corporation

745 Seventh Avenue, 7th Floor

New York, New York  10019

Aurora Loan Services LLC

327 Inverness Drive South

Englewood, Colorado 80112

RE:

Trust Agreement dated as of November 1, 2005, (the “Trust Agreement”), among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, and U.S. Bank National Association, as Trustee, with respect to Lehman Mortgage Trust Mortgage Pass-Through Certificates,       Series 2005-2

Ladies and Gentlemen:

In accordance with Section 2.02(b) of the Trust Agreement, the undersigned, as Custodian on behalf of the Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it (or its custodian) has received the applicable documents listed in Section 2.01(b) of the Trust Agreement.

The undersigned hereby certifies that as to each Mortgage Loan identified on the Mortgage Loan Schedule, other than any Mortgage Loan listed on the attachment hereto, it has reviewed the documents listed above and has determined that each such document appears regular on its face and appears to relate to the Mortgage Loan identified in such document.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Trust Agreement. This Certificate is qualified in all respects by the terms of said Trust Agreement including, but not limited to, Section 2.02(b).

[Custodian], on behalf of

U.S. Bank National Association,

as Trustee

By:

   Name:

   Title:

EXHIBIT B-3

FORM OF FINAL CERTIFICATION

[Date]

U.S. Bank National Association

One Federal Street, 3rd Floor

Boston, Massachusetts 02110

Structured Asset Securities Corporation

745 Seventh Avenue, 7th Floor

New York, New York  10019

Aurora Loan Services LLC

327 Inverness Drive South

Englewood, Colorado 80112

Re:

Trust Agreement dated as of November 1, 2005, (the “Trust Agreement”), among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, and U.S. Bank National Association, as Trustee, with respect to Lehman Mortgage Trust Mortgage Pass-Through Certificates,       Series 2005-2

Ladies and Gentlemen:

In accordance with Section 2.02(d) of the Trust Agreement, the undersigned, as Custodian on behalf of the Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it has received the applicable documents listed in Section 2.02(b) of the Trust Agreement.

The undersigned hereby certifies that as to each Mortgage Loan identified in the Mortgage Loan Schedule, other than any Mortgage Loan listed on Schedule I hereto, it has reviewed the documents listed above and has determined that each such document appears to be complete and, based on an examination of such documents, the information set forth in items (i) through (vi) of the definition of Mortgage Loan Schedule is correct.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Trust Agreement. This Certificate is qualified in all respects by the terms of said Trust Agreement.

[Custodian], on behalf of

U.S. Bank National Association,

as Trustee

By:

   Name:

   Title:

EXHIBIT B-4

FORM OF ENDORSEMENT

Pay to the order of U.S. Bank National Association, as trustee (the “Trustee”) under the Trust Agreement dated as of November 1, 2005, among Structured Asset Securities Corporation, as Depositor, U.S. Bank National Association, as Trustee, and Aurora Loan Services LLC, as Master Servicer, relating to Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2005-2, without recourse.

[current signatory on note]

By:

Name:

Title:

EXHIBIT C

REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT

Date

[Addressed to Trustee

or, if applicable, custodian]

In connection with the administration of the mortgages held by you as Trustee under a certain Trust Agreement dated as of November 1, 2005 among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, and you, as Trustee (the “Trust Agreement”), the undersigned Master Servicer hereby requests a release of the Mortgage File held by you as Trustee with respect to the following described Mortgage Loan for the reason indicated below.

Mortgagor’s Name:

Address:

Loan No.:

Reason for requesting file:

1.

Mortgage Loan paid in full. (The Master Servicer hereby certifies that all amounts received in connection with the loan have been or will be credited to the Collection Account or the Certificate Account (whichever is applicable) pursuant to the Trust Agreement.)

2.

The Mortgage Loan is being foreclosed.

3.

Mortgage Loan substituted. (The Master Servicer hereby certifies that a Qualifying Substitute Mortgage Loan has been assigned and delivered to you along with the related Mortgage File pursuant to the Trust Agreement.)

4.

Mortgage Loan repurchased. (The Master Servicer hereby certifies that the Purchase Price has been credited to the Collection Account or the Certificate Account (whichever is applicable) pursuant to the Trust Agreement.)

5.

Other. (Describe)

The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Trust Agreement and will be returned to you within ten (10) days of our receipt of the Mortgage File, except if the Mortgage Loan has been paid in full, or repurchased or substituted for a Qualifying Substitute Mortgage Loan (in which case the Mortgage File will be retained by us permanently).

Capitalized terms used herein shall have the meanings ascribed to them in the Trust Agreement.

[Name of Master Servicer]

By:

Name:

Title: Servicing Officer

EXHIBIT D-1

FORM OF RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEREE)

STATE OF

)

)  ss.:

COUNTY OF

)

[NAME OF OFFICER], _________________ being first duly sworn, deposes and says:

1.

That he [she] is [title of officer] ________________________ of [name of Purchaser] _________________________________________ (the “Purchaser”), a _______________________ [description of type of entity] duly organized and existing under the laws of the [State of __________] [United States], on behalf of which he [she] makes this affidavit.

2.

That the Purchaser’s Taxpayer Identification Number is ______________.

3.

That the Purchaser is not a “disqualified organization” within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the “Code”) and will not be a “disqualified organization” as of __________________ [date of transfer], and that the Purchaser is not acquiring a Residual Certificate (as defined in the Agreement) for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit.

4.

That the Purchaser either (x) is not, and on __________________ [date of transfer] will not be, an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Code (“Code”), (collectively, a “Plan”) or a person acting on behalf of any such Plan or investing the assets of any such Plan to acquire a Residual Certificate; (y) is an insurance company that is purchasing the Certificate with funds contained in an “insurance company general account” as defined in Section V(e) of Prohibited Transaction Class Exemption (“PTCE”) 95-60 and the purchase and holding of the Certificate are covered under Sections I and III of PTCE 95-60; or (z) herewith delivers to the Trustee an opinion of counsel satisfactory to the Trustee, and upon which the Trustee, the Master Servicer and the Depositor shall be entitled to rely, to the effect that the purchase or holding of such Residual Certificate by the Investor will not result in any non-exempt prohibited transactions under Title I of ERISA or Section 4975 of the Code and will not subject the Trustee, the Depositor or the Master Servicer to any obligation in addition to those undertaken by such entities in the Trust Agreement, which opinion of counsel shall not be an expense of the Trust Fund or any of the above parties.

5.

That the Purchaser hereby acknowledges that under the terms of the Trust Agreement (the “Agreement”) among Structured Asset Securities Corporation, U.S. Bank National Association, as Trustee, and Aurora Loan Services LLC, as Master Servicer, dated as of November 1, 2005, no transfer of a Residual Certificate shall be permitted to be made to any person unless the Depositor and the Trustee have received a certificate from such transferee containing the representations in paragraphs 3, 4 and 5 hereof.

6.

That the Purchaser does not hold REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (such entity, a “Book-Entry Nominee”).

7.

That the Purchaser does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to such Residual Certificate, and that the Purchaser has provided financial statements or other financial information requested by the transferor in connection with the transfer of the Residual Certificate in order to permit the transferor to assess the financial capability of the Purchaser to pay such taxes.

8.

That the Purchaser will not transfer a Residual Certificate to any person or entity (i) as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, paragraph 6 or paragraph 10 hereof are not satisfied or that the Purchaser has reason to believe does not satisfy the requirements set forth in paragraph 7 hereof, and (ii) without obtaining from the prospective Purchaser an affidavit substantially in this form and providing to the Trustee a written statement substantially in the form of Exhibit G to the Agreement.

9.

That the Purchaser understands that, as the holder of a Residual Certificate, the Purchaser may incur tax liabilities in excess of any cash flows generated by the interest and that it intends to pay taxes associated with holding such Residual Certificate as they become due.

10.

That the Purchaser (i) is a U.S. Person or (ii) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form W-8 ECI (Certificate of Foreign Person’s Claim for exception From Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States) or successor form at the time and in the manner required by the Code.  “Non-U.S. Person” means any person other than (i) a citizen or resident of the United States; (ii) a corporation (or entity treated as a corporation for tax purposes) created or organized in the United States or under the laws of the United States or of any state thereof, including, for this purpose, the District of Columbia; (iii) a partnership (or entity treated as a partnership for tax purposes) organized in the United States or under the laws of the United States or of any state thereof, including, for this purpose, the District of Columbia (unless provided otherwise by future Treasury regulations); (iv) an estate whose income is includible in gross income for United States income tax purposes regardless of its source; (v) a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons have authority to control all substantial decisions of the trust; (vi) and, to the extent provided in Treasury regulations, certain trusts in existence prior to August 20, 1996 that are treated as United States persons prior to such date and elect to continue to be treated as United States persons.

11.

That the Purchaser agrees to such amendments of the Trust Agreement as may be required to further effectuate the restrictions on transfer of any Residual Certificate to such a “disqualified organization,” an agent thereof, a Book-Entry Nominee, or a person that does not satisfy the requirements of paragraph 7 and paragraph 10 hereof.

12.

That the Purchaser consents to the designation of the Trustee as its agent to act as “tax matters person” of the Trust Fund pursuant to the Trust Agreement.

IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] this _____ day of __________, 20__.

[name of Purchaser]

By:

Name:

Title:

Personally appeared before me the above-named [name of officer] ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the [title of officer] _________________ of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.

Subscribed and sworn before me this _____ day of __________, 20__.

NOTARY PUBLIC

COUNTY OF

STATE OF

My commission expires the _____ day of __________, 20__.

EXHIBIT D–2

FORM OF RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEROR)

Date

Re:

Lehman Mortgage Trust

Mortgage Pass-Through Certificates
Series 2005-2

_______________________ (the “Transferor”) has reviewed the attached affidavit of _____________________________ (the “Transferee”), and has no actual knowledge that such affidavit is not true and has no reason to believe that the information contained in paragraph 7 thereof is not true, and has no reason to believe that the Transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Certificate.  In addition, the Transferor has conducted a reasonable investigation at the time of the transfer and found that the Transferee had historically paid its debts as they came due and found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due.

Very truly yours,

Name:

Title:

EXHIBIT E

LIST OF SERVICING AGREEMENTS

(A)

Servicing Agreement, dated as of November 1, 2005, between Holdings, as seller, and Aurora Loan Services LLC, in the capacities as Servicer and as Master Servicer, as acknowledged by the Trustee;

(B)

Transfer Notice dated November 30, 2005, from Holdings, as owner, to Colonial Savings, F.A. (“Colonial”), as servicer, in connection with the Correspondent Servicing Agreement dated as of June 26, 2002, among Colonial, Holdings and the Master Servicer;

(C)

Servicing Agreement, dated as of November 1, 2005, between Holdings, as seller, and JPMorgan Chase Bank National Association, in the capacities as Servicer and as Master Servicer, as acknowledged by the Trustee;

(D)

Reconstituted Servicing Agreement, dated as of November 1, 2005, among Holdings, as seller, GMAC Mortgage Corporation, as Servicer, as acknowledged by the Master Servicer and the Trustee;

(E)

Reconstituted Servicing Agreement, dated as of November 1, 2005, among Holdings, as seller, Fifth Third Mortgage Company, as Servicer, as acknowledged by the Master Servicer and the Trustee;

(F)

Securitization Servicing Agreement, dated as of November 1, 2005, among Holdings, as seller and Midwest Loan Services, Inc., as Servicer, as acknowledged by the Master Servicer and the Trustee;

(G)

Reconstituted Servicing Agreement, dated as of November 1, 2005, among Holdings, as seller, SunTrust Mortgage Inc., as Servicer, as acknowledged by the Master Servicer and the Trustee;

(H)

Reconstituted Servicing Agreement, dated as of November 1, 2005, among Holdings, as seller, National City Mortgage Co., as Servicer, as acknowledged by the Master Servicer and the Trustee;

(I)

Reconstituted Servicing Agreement, dated as of November 1, 2005, among Holdings, as seller, Wells Fargo Bank, N.A., as Servicer, as acknowledged by the Master Servicer and the Trustee;

(J)

Reconstituted Servicing Agreement, dated as of November 1, 2005, among Holdings, as seller, Countrywide Home Loans Servicing, L.P., as Servicer, as acknowledged by the Master Servicer and the Trustee;

(K)

Reconstituted Servicing Agreement, dated as of November 1, 2005, among Holdings, as seller and The Hemisphere National Bank, as Servicer, as acknowledged by the Master Servicer and the Trustee;

EXHIBIT F

FORM OF RULE 144A TRANSFER CERTIFICATE

Re:

Lehman Mortgage Trust

Mortgage Pass-Through Certificates

Series 2005-2

Reference is hereby made to the Trust Agreement dated as of November 1, 2005 (the “Trust Agreement”) among Structured Asset Securities Corporation, as Depositor, U.S. Bank National Association, as Trustee, and Aurora Loan Services LLC, as Master Servicer. Capitalized terms used but not defined herein shall have the meanings given to them in the Trust Agreement.

This letter relates to $_________ initial Certificate Principal Amount of Class      Certificates which are held in the form of Definitive Certificates registered in the name of                                  (the “Transferor”). The Transferor has requested a transfer of such Definitive Certificates for Definitive Certificates of such Class registered in the name of [insert name of transferee].

In connection with such request, and in respect of such Certificates, the Transferor hereby certifies that such Certificates are being transferred in accordance with (i) the transfer restrictions set forth in the Trust Agreement and the Certificates and (ii) Rule 144A under the Securities Act to a purchaser that the Transferor reasonably believes is a “qualified institutional buyer” within the meaning of Rule 144A purchasing for its own account or for the account of a “qualified institutional buyer”, which purchaser is aware that the sale to it is being made in reliance upon Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction.

This certificate and the statements contained herein are made for your benefit and the benefit of the Placement Agent and the Depositor.

[Name of Transferor]

By:

Name:

Title:

Dated: __________________, ________

EXHIBIT G

FORM OF PURCHASER’S LETTER FOR

INSTITUTIONAL ACCREDITED INVESTOR

__________________

Date

Dear Sirs:

In connection with our proposed purchase of $______________ principal amount of Mortgage Pass-Through Certificates, Series 2005-2 (the “Privately Offered Certificates”) of Structured Asset Securities Corporation (the “Depositor”) which are held in the form of Definitive Certificates, we confirm that:

(1)

We understand that the Privately Offered Certificates have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be sold except as permitted in the following sentence.  We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Privately Offered Certificates within two years of the later of the date of original issuance of the Privately Offered Certificates or the last day on which such Privately Offered Certificates are owned by the Depositor or any affiliate of the Depositor (which includes the Placement Agent) we will do so only (A) to the Depositor, (B) to “qualified institutional buyers” (within the meaning of Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act (“QIBs”), (C) pursuant to the exemption from registration provided by Rule 144 under the Securities Act, or (D) to an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that is not a QIB (an “Institutional Accredited Investor”) which, prior to such transfer, delivers to the Trustee under the Trust Agreement dated as of November 1, 2005 among the Depositor, U.S. Bank National Association, as Trustee (the “Trustee”), and Aurora Loan Services LLC, as Master Servicer, a signed letter in the form of this letter; and we further agree, in the capacities stated above, to provide to any person purchasing any of the Privately Offered Certificates from us a notice advising such purchaser that resales of the Privately Offered Certificates are restricted as stated herein.

(2)

We understand that, in connection with any proposed resale of any Privately Offered Certificates to an Institutional Accredited Investor, we will be required to furnish to the Trustee and the Depositor a certification from such transferee in the form hereof to confirm that the proposed sale is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. We further understand that the Privately Offered Certificates purchased by us will bear a legend to the foregoing effect.

(3)

We are acquiring the Privately Offered Certificates for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Privately Offered Certificates, and we and any account for which we are acting are each able to bear the economic risk of such investment.

(4)

We are an Institutional Accredited Investor and we are acquiring the Privately Offered Certificates purchased by us for our own account or for one or more accounts (each of which is an Institutional Accredited Investor) as to each of which we exercise sole investment discretion.

(5)

We have received such information as we deem necessary in order to make our investment decision.

(6)

If we are acquiring ERISA-Restricted Certificates, we understand that in accordance with ERISA, the Code and the Exemption, no Plan and no person acting on behalf of such a Plan may acquire such Certificate except in accordance with Section 3.03(d) of the Trust Agreement.

Terms used in this letter which are not otherwise defined herein have the respective meanings assigned thereto in the Trust Agreement.

You and the Depositor are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours,

[Purchaser]

By

Name:

Title:

EXHIBIT H

FORM OF ERISA TRANSFER AFFIDAVIT

STATE OF NEW YORK

)

)  ss.:

COUNTY OF NEW YORK

)

The undersigned, being first duly sworn, deposes and says as follows:

1.

The undersigned is the ______________________ of (the “Investor”), a [corporation duly organized] and existing under the laws of __________, on behalf of which he makes this affidavit.

2.

The Investor either (x) is not, and on ___________ [date of transfer] will not be, an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), (collectively, a “Plan”) or a person acting on behalf of any such Plan or investing the assets of any such Plan; (y) if the Certificate has been the subject of an ERISA-Qualifying Underwriting, is an insurance company that is purchasing the Certificate with funds contained in an “insurance company general account” as defined in Section V(e) of Prohibited Transaction Class Exemption (“PTCE”) 95-60 and the purchase and holding of the Certificate are covered under Sections I and III of PTCE 95-60; or (z) herewith delivers to the Trustee an opinion of counsel satisfactory to the Trustee, and upon which the Trustee, the Master Servicer and the Depositor shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the Investor will not result in any non-exempt prohibited transactions under Title I of ERISA or Section 4975 of the Code and will not subject the Trustee, the Depositor or the Master Servicer to any obligation in addition to those undertaken by such entities in the Trust Agreement, which opinion of counsel shall not be an expense of the Trust Fund or any of the above parties.

3.

The Investor hereby acknowledges that under the terms of the Trust Agreement (the “Agreement”) among Structured Asset Securities Corporation, as Depositor, U.S. Bank National Association, as Trustee, and Aurora Loan Services LLC, as Master Servicer, dated as of November 1, 2005, no transfer of the ERISA-Restricted Certificates shall be permitted to be made to any person unless the Depositor and Trustee have received a certificate from such transferee in the form hereof.

IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to proper authority, by its duly authorized officer, duly attested, this ____ day of _______________, 20__.

[Investor]

By:

Name:

Title:

ATTEST:

___________________________

STATE OF

)

)  ss.:

COUNTY OF

)

Personally appeared before me the above-named ___________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _________________ of the Investor, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Investor.

Subscribed and sworn before me this _____ day of ___________ 20___.

__________________________________

NOTARY PUBLIC

My commission expires the

____ day of __________, 20__.

EXHIBIT I

MONTHLY REMITTANCE ADVICE

EXHIBIT J

MONTHLY ELECTRONIC DATA TRANSMISSION

EXHIBIT K

CUSTODIAL AGREEMENTS

(1)

Custodial Agreement dated as of November 1, 2005, between LaSalle Bank National Association, as Custodian, and U.S. Bank National Association, as trustee (the “Trustee”).

(2)

Custodial Agreement dated as of November 1, 2005 between U.S. Bank National Association, as Custodian, and the Trustee.

EXHIBIT L

[RESERVED]

EXHIBIT M

[RESERVED]

EXHIBIT N-1

FORM OF TRANSFER CERTIFICATE FOR TRANSFER

FROM RESTRICTED GLOBAL SECURITY TO REGULATION S

GLOBAL SECURITY PURSUANT TO SECTION 3.03(h)(B)

Re:

Lehman Mortgage Trust Mortgage                                                                    Pass-Through Certificates, Series 2005-2

Reference is hereby made to the Trust Agreement (the “Agreement”) among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, and U.S. Bank National Association, as Trustee, dated as of November 1, 2005. Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

This letter relates to U.S. $                              aggregate principal amount of Securities which are held in the form of a Restricted Global Security with DTC in the name of [name of transferor]                                                        (the “Transferor”) to effect the transfer of the Securities in exchange for an equivalent beneficial interest in a Regulation S Global Security.

In connection with such request, the Transferor does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Agreement and the Securities and in accordance with Rule 904 of Regulation S, and that:

a.

the offer of the Securities was not made to a person in the United States;

b.

at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States;

c.

no directed selling efforts have been made in contravention of the requirements of Rule 903 or 904 of Regulation S, as applicable;

d.

the transaction is not part of a plan or scheme to evade the registration requirements of the United States Securities Act of 1933, as amended; and

e.

the transferee is not a U.S. person (as defined in Regulation S).

You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.  Terms used in this certificate have the meanings set forth in Regulation S.

[Name of Transferor]

By:

Name:

      Title:

Date:                                   ,

EXHIBIT N-2

FORM OF TRANSFER CERTIFICATE FOR TRANSFER

FROM REGULATION S GLOBAL SECURITY TO

RESTRICTED GLOBAL SECURITY PURSUANT TO SECTION 3.03(h)(C)

Re:

Lehman Mortgage Trust                                                                                   Mortgage Pass-Through Certificates, Series 2005-2

Reference is hereby made to the Trust Agreement (the “Agreement”) among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, and U.S. Bank National Association, as Trustee, dated as of November 1, 2005. Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

This letter relates to U.S. $                              aggregate principal amount of Securities which are held in the form of a Regulations S Global Security in the name of [name of transferor]                                                         (the “Transferor”) to effect the transfer of the Securities in exchange for an equivalent beneficial interest in a Restricted Global Security.

In connection with such request, and in respect of such Securities, the Transferor does hereby certify that such Securities are being transferred in accordance with (i) the transfer restrictions set forth in the Agreement and the Securities and (ii) Rule 144A under the United States Securities Act of 1933, as amended, to a transferee that the Transferor reasonably believes is purchasing the Securities for its own account or an account with respect to which the transferee exercises sole investment discretion, the transferee and any such account is a qualified institutional buyer within the meaning of Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

[Name of Transferor]

By:

Name:

Title:

Date:                                   ,

EXHIBIT O

SENIOR PRINCIPAL PRIORITIES

The amount referred to in Section 5.02(a)(iii) of the Agreement shall be distributed as follows:

to the Senior Certificates or Components related to a Mortgage Pool (other than any related Interest-Only Certificates or Interest-Only Components), to the extent of the remaining Available Distribution Amount for the related Mortgage Pool, concurrently, as follows:

(a)

to the Class 1-A1, Class 1-A3, Class 1-A4 and Class R Certificates and the AP(1) Component, in reduction of their respective Class Principal Amounts or Component Principal Amount, from the Available Distribution Amount for Pool 1, concurrently as follows:

(i)

to the Class 1-A1, Class 1-A3, Class 1-A4 and Class R Certificates, in an amount up to the Senior Principal Distribution Amount for Pool 1, in the following order of priority:

(A)

to the Class R Certificates, until their Class Principal Amount has been reduced to zero;

(B)

commencing on the Distribution Date in December 2010, pro rata, to the Class 1-A3 and Class 1-A4 Certificates, based on their respective Class Principal Amounts, the Pool 1 Priority Amount for such Distribution Date, until their respective Class Principal Amounts have been reduced to zero;

(C)

to the Class 1-A1 Certificates, until their Class Principal Amount has been reduced to zero; and

(D)

pro rata, to the Class 1-A3 and Class 1-A4 Certificates, based on their respective Class Principal Amounts, until their respective Class principal Amounts have been reduced to zero; and

(ii)

to the AP(1) Component, the AP Principal Distribution Amount for Pool 1, until its Component Principal Amount has been reduced to zero;

(b)

to the Class 2-A1, Class 2-A3, Class 2-A4, Class 2-A5 and Class 2-A6 Certificates and the AP(2) Component, in reduction of their respective Class Principal Amounts or Component Principal Amount, from the Available Distribution Amount for Pool 2, concurrently as follows:

(i)

to the Class 2-A1, Class 2-A3, Class 2-A4, Class 2-A5 and Class 2-A6 Certificates, in an amount up to the Senior Principal Distribution Amount for Pool 2, in the following order of priority:

(A)

commencing on the Distribution Date in December 2010, pro rata, to the Class 2-A5 and Class 2-A6 Certificates, based on their respective Class Principal Amounts, the Pool 2 Priority Amount for such Distribution Date, until their respective Class Principal Amounts have been reduced to zero;

(B)

to the Class 2-A3 Certificates, the lesser of (x) 99.50% of the amount distributable pursuant to this clause (3)(b)(i)(B), and (y) $1,725,000, until their Class Principal Amount has been reduced to zero;

(C)

sequentially, to the Class 2-A1, Class 2-A3 and Class 2-A4 Certificates, in that order, until their respective Class Principal Amounts have been reduced to zero; and

(D)

pro rata, to the Class 2-A5 and Class 2-A6 Certificates, based on their respective Class Principal Amounts, until their respective Class Principal Amounts have been reduced to zero; and

(ii)

to the AP(2) Component, the AP Principal Distribution Amount for Pool 2, until its Component Principal Amount has been reduced to zero;

(c)

to the Class 3-A1, Class 3-A3, Class 3-A4, Class 3-A5, Class 3-A6 and Class 3-A7 Certificates and the AP(3) Component, in reduction of their respective Class Principal Amounts or Component Principal Amount, from the Available Distribution Amount for Pool 3, concurrently as follows:

(i)

to the Class 3-A1, Class 3-A3, Class 3-A4, Class 3-A5, Class 3-A6 and Class 3-A7 Certificates, in an amount up to the Senior Principal Distribution Amount for Pool 3, in the following order of priority:

(A)

commencing on the Distribution Date in December 2010, pro rata, to the Class 3-A5 and Class 3-A6 Certificates, based on their respective Class Principal Amounts, the Pool 3 Priority Amount for such Distribution Date, until their respective Class Principal Amounts have been reduced to zero;

(B)

to the Class 3-A3 Certificates, the lesser of (x) 99.50% of the amount distributable pursuant to this clause (3)(c)(i)(B), and (y) $1,422,000, until their Class Principal Amount has been reduced to zero;

(C)

pro rata, to the Class 3-A1 and Class 3-A7 Certificates, based on their respective Class Principal Amounts, until their respective Class principal Amounts have been reduced to zero;

(D)

sequentially, to the Class 3-A3 and Class 3-A4 Certificates, in that order, until their respective Class Principal Amounts have been reduced to zero; and

(E)

pro rata, to the Class 3-A5 and Class 3-A6 Certificates, based on their respective Class Principal Amounts, until their respective Class principal Amounts have been reduced to zero; and

(ii)

to the AP(3) Component, the AP Principal Distribution Amount for Pool 3, until its Component Principal Amount has been reduced to zero;

(d)

pro rata, to the Class 4-A1 and Class 4-A2 Certificates, in reduction of and in proportion to, their respective Class Principal Amounts, from the Available Distribution Amount for Pool 4, in an amount up to the Senior Principal Distribution Amount for Pool 4, until their respective Class Principal Amounts have been reduced to zero; and

(e)

to the Class 5-A1, Class 5-A2, Class 5-A3, Class 5-A4 and Class 5-A5 Certificates and the AP(5) Component, in reduction of their respective Class Principal Amounts or Component Principal Amount, from the Available Distribution Amount for Pool 5, concurrently as follows:

(i)

to the Class 5-A1, Class 5-A2, Class 5-A3, Class 5-A4 and Class 5-A5 Certificates, in an amount up to the Senior Principal Distribution Amount for Pool 5, in the following order of priority:

(A)

to the Class 5-A4 Certificates, $1,301,000, until their Class Principal Amount has been reduced to zero;

(B)

pro rata, to the Class 5-A1 and Class 5-A2 Certificates, based on their respective Class Principal Amounts, until their respective Class principal Amounts have been reduced to zero;

(C)

sequentially, to the Class 5-A3, Class 5-A4 and Class 5-A5 Certificates, in that order, until their respective Class Principal Amounts have been reduced to zero; and

(ii)

to the AP(5) Component, the AP Principal Distribution Amount for Pool 5, until its Component Principal Amount has been reduced to zero;

EXHIBIT P

[RESERVED]

EXHIBIT Q

FORM CERTIFICATION TO BE PROVIDED TO

DEPOSITOR AND/OR MASTER SERVICER BY THE TRUSTEE

Structured Asset Securities Corporation

745 7th Avenue, 7th Floor

New York, New York 10019

Aurora Loan Services LLC
327 Inverness Drive South
Englewood, Colorado 80112

Re:

Lehman Mortgage Trust,

Mortgage Pass-Through Certificates, Series 2005-2

Reference is made to the Trust Agreement dated as of November 1, 2005 (the “Trust Agreement”), by and among U.S. Bank National Association (the “Trustee”), Aurora Loan Services LLC, as master servicer (the “Master Servicer”), and Structured Asset Securities Corporation, as depositor (the “Depositor”).  The Trustee hereby certifies to the Depositor and the Master Servicer, and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

(i)

The Trustee has reviewed the annual report on Form 10-K for the fiscal year [   ], and all reports on Form 8-K containing distribution reports filed in respect of periods included in the year covered by that annual report, relating to the above-referenced trust;

(ii)

Based solely upon the information provided to us by the Master Servicer, the information set forth in the reports referenced in (i) above does not contain any untrue statement of material fact; and

(iii)

Based on my knowledge, the distribution information required to be provided by the Trustee under the Trust Agreement is included in these reports.

Date:

U.S. Bank National Association, as Trustee

By:

Name:

Title:

SCHEDULE A

ALL MORTGAGE LOANS

(by Mortgage Pool)

SCHEDULE B-1

AX MORTGAGE LOANS

SCHEDULE B-2

PAX MORTGAGE LOANS